Exhibit 10.8
LOAN AGREEMENT
Between
KBS ADP PLAZA, LLC,
KBS CITY GATE PLAZA, LLC,
KBS GREAT OAKS, LLC,
KBS MERIDIAN TOWER, LLC,
KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC,
KBS NORTH CREEK, LLC,
KBS RIVERTECH, LLC,
KBS RIVERVIEW BUSINESS CENTER I & II, LLC,
KBS ROYAL PARKWAY CENTER I & II, LLC,
KBS ROYAL RIDGE, LLC,
KBS SABAL VI, LLC,
KBS UNIVERSITY PARK, LLC, and
KBS WOODFIELD PRESERVE, LLC,
each a Delaware limited liability company,
as Borrowers,
U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as Agent,
U.S. BANK NATIONAL ASSOCIATION,
a national banking association, and
MERRILL, LYNCH, PIERCE, FENNER & SMITH, INCORPORATED,
as Joint Lead Arrangers and Book Runners,
BANK OF AMERICA, N.A.,
a national banking association,
as Syndication Agent,
U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as a Lender,
and
BANK OF AMERICA, N.A.,
a national banking association, as a Lender

Loan Agreement (KBS REIT I)

-i-	Loan Agreement (KBS REIT I)

	4.5	Financial and Other Information	34
	4.6	No Defaults under Loan Documents or Other Agreements	34
	4.7	Boundary Lines; Conformance with Governmental Requirements and Restrictions	35
	4.8	Utilities, Etc.	35
	4.9	Personal Property	35
	4.10	Condemnation	35
	4.11	Governmental Regulations	35
	4.12	Employee Benefit Plans	35
	4.13	Brokers	35
	4.14	Defects and Hazards	35
	4.15	Permits	35
	4.16	No Consumer Purpose	36

V.	COVENANTS OF BORROWER		36
	5.1	Paying Costs of Property and Loan	36
	5.2	Using Loan Proceeds	37
	5.3	Keeping of Records	37
	5.4	Providing Financial Information	37
	5.5	Providing Operating Budgets and Operating Statements	38
	5.6	Providing Leasing Information	38
	5.7	Maintaining Insurance Coverage	38
	5.8	Complying with Other Documents	39
	5.9	Lease Approval Rights	39
	5.10	Compliance with Laws	39
	5.11	Ownership of Personal Property	39
	5.12	Representations and Warranties	39
	5.13	Trade Names	40
	5.14	No Distributions	40
	5.15	Future Development	40
	5.16	Further Assurances	40
	5.17	Notice of Litigation, Etc.	40
	5.18	USA Patriot Act Compliance Covenant	41
	5.19	Maintenance of Existence	41
	5.20	Borrower Operating Account	41
	5.21	Single Purpose Entity Provisions	42
	5.22	No Other Debt	42
	5.23	Outstanding Principal Amount of the Loan Shall Not Exceed the Availability Amount	42
	5.24	Affiliate Transactions	42
	5.25	Borrower and Guarantor Covenants	42
	5.26	EIN	42

VI.	DEFAULTS		43
	6.1	Events of Default	43
	6.2	Rights and Remedies	44

-ii-	Loan Agreement (KBS REIT I)

VII.	MISCELLANEOUS		45
	7.1	Binding Effect; Waivers; Cumulative Rights and Remedies	45
	7.2	Survival	45
	7.3	Governing Law; Waiver of Jury Trial	45
	7.4	Counterparts	46
	7.5	Notices	46
	7.6	Agent's Sign	47
	7.7	No Third Party Reliance	47
	7.8	Time of the Essence	47
	7.9	Entire Agreement; No Oral Modifications	48
	7.10	Captions	48
	7.11	Joint and Several Liability	48
	7.12	Borrower's Relationship with Agent and the Lenders	48
	7.13	Swap Transactions	48
	7.14	Automatic Deduction and Credit	49
	7.15	Borrower Waiver	49
	7.16	[Intentionally Omitted]	49
	7.17	USA Patriot Act Notice	50
	7.18	Statute of Frauds	50
	7.19	Joint Borrower Provisions	50
	7.20	Addition of Parent REIT as a Guarantor	54
	7.21	Additional Property Collateral	54
	7.22	Releases of Properties	58
	7.23	Collateral Documents	60
	7.24	[Intentionally Omitted.]	60
	7.25	Limited Recourse Provision	60
	7.26	Release of Borrower	61

VIII.	AGENCY PROVISIONS		61
	8.1	Agency	61
	8.2	Registration of Agent; Removal	63
	8.3	Administration	63
	8.4	Actions by Agent; Required Consents	64
	8.5	Payments	65
	8.6	Agent as Holder of Each Note; Management of Acquired Collateral	67
	8.7	Defaulting Lender	69
	8.8	Representations, Warranties and Acknowledgments	71
	8.9	Assignments; Participation	72
	8.10	Other Business	75
	8.11	Consents	75
	8.12	Agent as Lender	75
	8.13	Notification of Defaults and Events of Default	75
	8.14	No Reliance by Borrower	75
	8.15	Reliance	75
	8.16	Pledge to Federal Reserve Bank	75
	8.17	Confidentiality	76

-iii-	Loan Agreement (KBS REIT I)

LIST OF EXHIBITS

EXHIBIT A	-	Assignment and Assumption Agreement
EXHIBIT B	-	Description of Improvements
EXHIBIT C-1	-	Legal Description of the KBS ADP Plaza Land
EXHIBIT C-2	-	Legal Description of the KBS City Gate Plaza Land
EXHIBIT C-3	-	Legal Description of the KBS Great Oaks Land
EXHIBIT C-4	-	Legal Description of the KBS Meridian Tower Land
EXHIBIT C-5	-	Legal Description of the KBS Nashville Industrial Portfolio I Land
EXHIBIT C-6	-	Legal Description of the KBS North Creek Land
EXHIBIT C-7	-	Legal Description of the KBS Rivertech Land
EXHIBIT C-8	-	Legal Description of the KBS Riverview Business Center I & II Land
EXHBIIT C-9	-	Legal Description of the KBS Royal Parkway Center I & II Land
EXHBIIT C-10	-	Legal Description of the KBS Royal Ridge Land
EXHIBIT C-11	-	Legal Description of the KBS Sabal VI Land
EXHIBIT C-12	-	Legal Description of the KBS University Park Land
EXHIBIT C-13	-	Legal Description of the KBS Woodfield Preserve Land
EXHIBIT C-14	-	Legal Description of the KBS Tyson Dulles Plaza Land
EXHIBIT C-15	-	Legal Description of the KBS 825 University Land
EXHIBIT D	-	Permitted Encumbrances
EXHIBIT E	-	Minimum Release Prices
EXHIBIT F	-	Title Insurance Requirements
EXHIBIT G	-	Insurance Requirements
EXHIBIT H	-	Notices and Wire Instructions
EXHIBIT I	-	Commitments and Commitment Percentages of Lenders
EXHIBIT J	-	Form of Draw Request
EXHIBIT K	-	Borrower EIN Numbers
EXHIBIT L	-	Form of Joinder Agreement

-iv-	Loan Agreement (KBS REIT I)

LOAN AGREEMENT
THIS LOAN AGREEMENT is made and entered into as of December 13, 2013, by and between (i) KBS ADP PLAZA, LLC, a Delaware limited liability company, KBS CITY GATE PLAZA, LLC, a Delaware limited liability company, KBS GREAT OAKS, LLC, a Delaware limited liability company, KBS MERIDIAN TOWER, LLC, a Delaware limited liability company, KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC, a Delaware limited liability company, KBS NORTH CREEK, LLC, a Delaware limited liability company, KBS RIVERTECH, LLC, a Delaware limited liability company, KBS RIVERVIEW BUSINESS CENTER I & II, LLC, a Delaware limited liability company, KBS ROYAL PARKWAY CENTER I & II, LLC, a Delaware limited liability company, KBS ROYAL RIDGE, LLC, a Delaware limited liability company, KBS SABAL VI, LLC, a Delaware limited liability company, KBS UNIVERSITY PARK, LLC, a Delaware limited liability company, and KBS WOODFIELD PRESERVE, LLC, a Delaware limited liability company (collectively, "Initial Borrowers"), (ii) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent (in such capacity, "Agent"), (iii) U.S. BANK NATIONAL ASSOCIATION, a national banking association, and MERRILL, LYNCH, PIERCE, FENNER & SMITH, INCORPORATED, as joint lead arrangers and book runners, (iv) BANK OF AMERICA, N.A., a national banking association, as syndication agent, and (v) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as a Lender, and BANK OF AMERICA, N.A., a national banking association, as a Lender, any other bank that becomes a "Lender" after the Closing Date (each, a "Lender" and collectively, the "Lenders").
WITNESSETH THAT, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:
DEFINITIONS
For the purposes of this Agreement, the following terms shall have the following respective meanings, unless the context hereof clearly requires otherwise:
825 University Holdback: Means a portion of the total Committed Amount equal to $15,000,000, which will not be disbursed until such time as the conditions set forth in Section 3.7 hereof have been satisfied.
Additional Property: Has the meaning set forth in Section 7.21, and shall be deemed to include all Land, Improvements, Equipment and other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.
Advance: Any portion of the Loan advanced to or for the benefit of Borrower in accordance with the terms hereof.
Advance Date: Has the meaning set forth in Section 3.5.

-1-	Loan Agreement (KBS REIT I)

Affiliate: Means, as to any Person, (a) any corporation in which such Person or any partner, shareholder, director, officer, member, or manager of such Person, at any level, directly or indirectly owns or controls more than ten percent (10%) of the beneficial interest, (b) any partnership, joint venture or limited liability company in which such Person or any partner, shareholder, director, officer, member, or manager of such Person, at any level, is a partner, joint venturer or member, (c) any trust in which such Person or any partner, shareholder, director, officer, member or manager of such Person, at any level, or any individual related by birth, adoption or marriage to such Person, is a trustee or beneficiary, (d) any entity of any type which is directly or indirectly owned or controlled by (or is under common control with) such Person or any partner, shareholder, director, officer, member or manager of such Person, at any level, (e) any partner, shareholder, director, officer, member, manager or employee of such Person, or (f) any individual related by birth, adoption or marriage to any partner, shareholder, director, officer, member, manager, or employee of such Person. Controls (which includes the correlative meanings of "controlled by" and "under common control with") means effective power, directly or indirectly, to direct or cause the direction of the management and policies of such Person.
Agent: U.S. Bank National Association, as agent for itself and for other financial institutions which are now or may in the future become parties to this Agreement.
Agreement: This Loan Agreement, including any amendments hereof and supplements hereto executed by Borrower and Agent.
Annualized Net Operating Income: Means annualized Net Operating Income before payment of debt service from the Properties securing the Loan as of the date of calculation, calculated by annualizing the Net Operating Income for the immediately preceding prior two calendar quarters, based on the most recently available financial statements and operating statements delivered in accordance with Sections 5.4 and 5.5.
Applicable Interest Rate: Has the meaning set forth in Section 1.2.
Applicable Margin: Means one and eight-tenths percent (1.80%) per annum.
Appraisal:  A written appraisal of each Property prepared by an Appraiser and requested by or delivered to Agent, in each case in form, content and methodology satisfactory to Agent and Majority Lenders, each in their reasonable discretion, and in compliance with all applicable legal and regulatory requirements (including the requirements of Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, 12 U.S.C. §§ 3331, et seq., as amended (or any successor statute thereto), and the regulations promulgated thereunder); provided, no new appraisals are required to be provided for any Initial Property or after a Property constitutes an Additional Property under the Loan except (i) in connection with the extension of the Maturity Date, (ii) after and during the occurrence of an Event of Default if required by Agent or Majority Lenders, or (iii) as may otherwise be provided in the Loan Documents and/or as may be expressly requested by Borrower (in its sole discretion), but not more than once in each six (6) month period; provided that such limitation shall not apply to any Extension (defined below), under the terms of the Loan Documents.  For purposes of clarification, if a casualty or condemnation event has occurred with respect to one or more

-2-	Loan Agreement (KBS REIT I)

Property and Agent is testing the Maximum Committed Amount Leverage Ratio to determine appropriate application of loss proceeds, Agent’s and Majority Lenders’ right to obtain a new Appraisal in such situation shall only be with respect to any Property as to which the casualty or condemnation event has occurred.
Appraiser: Any independent appraiser selected by Agent who meets all regulatory requirements applicable to Agent, who is a member of the Appraisal Institute with a national practice and who has experience with real estate of the same type as the Property to be appraised.
Assignee Lender: Has the meaning set forth in Section 8.9.
Assignment and Assumption Agreement: An instrument in the form of Exhibit A, duly completed and executed and delivered.
Availability Amount: Means the lesser of (a) the Committed Amount (as such amount may from time-to-time be decreased in accordance with the terms of this Agreement), or (b) the Borrowing Base Amount (subject to the additional limitations set forth in Section 3.7 hereof).
Availability Period: Has the meaning set forth in Section 3.5.
Borrower or Borrowers: Shall mean, individually or collectively as the context may require, each Initial Borrower and each New Borrower that executes a Joinder Agreement and thereby becomes a Borrower hereunder pursuant to the provisions of Section 7.21. Unless otherwise specified, as used herein, the term "Borrower" shall mean each Borrower individually and all Borrowers collectively, and jointly and severally, using an interpretation most favorable to Agent and Lenders.
Borrowing Base Amount: Shall mean the Loan balance resulting in a Debt Service Coverage Ratio equal to the Minimum Borrowing Base DSCR, calculated by dividing (a) Annualized Net Operating Income for the Properties then securing the Loan by (b) the product obtained by multiplying (i) the Minimum Borrowing Base DSCR by (ii) the Borrowing Base Loan Constant.
Borrowing Base Leverage Ratio: Shall mean the ratio, expressed as a percentage, obtained by dividing the Principal Balance by the Borrowing Base Value.
Borrowing Base Loan Constant:  Shall mean the greater of (a) a loan constant of 0.0798 (which is based on an interest rate of seven percent (7.0%) per annum and principal amortization based on a 30-year amortization schedule), and (b) a loan constant, expressed as a decimal, based on an interest rate of two and one-quarter percent (2.25%) per annum in excess of the Treasury Note Rate as of the last Business Day of the Calculation Period, and principal amortization based on a 30-year amortization schedule, as reasonably determined by Agent.
Borrowing Base Value: Shall mean the aggregate value of the Properties securing the Loan as of the date of calculation. The value of each Property shall be the then-current "As-Is" appraised value of the Property, based on the most recent Appraisal for such Property. Borrower may request (in its sole discretion) that Agent reappraise any Property and in connection therewith order new Appraisals from time to time (but in no event more than once in any six-

-3-	Loan Agreement (KBS REIT I)

month period). Borrower shall pay the costs of any and all such Appraisals within ten days of written demand by Agent. In addition to any of the rights of Agent or Lenders hereunder to order Appraisals, Agent may at any time and from time to time order new Appraisals of the Properties during the existence of an Event of Default, and Borrower shall pay the costs of any and all such Appraisals within ten days of written demand by Agent.
Business Day: Any day other than a Saturday, a Sunday, or a legal holiday on which Agent is not open for business.
Change: Has the meaning set forth in Section 1.9.
Closing Date: The date upon which all of the conditions set forth in Section 2 are satisfied and the Deeds of Trust are recorded in the official records of the counties in which the Initial Properties are located, which date must, in no event, be later than the Termination Date.
Committed Amount: Shall mean, from time to time, the amount of $250,000,000, as the same may be reduced from time to time in accordance with an extension of the Maturity Date under Section 1.4, the release of a Property under Section 7.22, or the reduction of the Committed Amount under Section 1.5 of any Deed of Trust.
Commitment Percentage: Means, as to each Lender, such Lender's pro rata share of all right, title and interest in the Committed Amount and the Loan Documents, as set forth on Exhibit I attached hereto, as amended and modified by unilateral action of Agent from time to time to reflect the sale or assignment of a portion of the Loan or any exercise of the Accordion Option. Unless otherwise specified, each Lender's Commitment Percentage shall be the amount of such Lender's commitment divided by the aggregate amount of the commitments of all Lenders.
Commitment Resizing Debt Service Coverage Ratio: Shall mean a fraction, the numerator of which is the projected stabilized net operating income less a replacement reserve equal to $0.25 per square foot for all of the Improvements consisting of office space and $0.10 per square foot for any of the Improvements consisting of industrial space, to the extent not already taken into account in calculating net operating income, as determined in the most recent Appraisal approved by Agent, from the Properties then securing the Loan before payment of debt service for a twelve (12) month period as specified in the Appraisal, and the denominator of which is an amount equivalent to the sum of (a) an amount, as reasonably determined by Agent, equivalent to the interest that would accrue on the Loan (assuming a fully disbursed Committed Amount) during such twelve (12) month period at a rate of interest which is the greater of (i) seven percent (7.0%) per annum, or (ii) the rate of two and one-quarter percent (2.25%) per annum above the Treasury Note Rate (herein defined) as of the date which is twenty (20) Business Days prior to the Maturity Date (or in the case of addition of the Additional Properties pursuant to Section 7.21, the Treasury Note Rate as of the last Business Day of December 2013), and (b) an amount for such period equivalent to the amount of principal (assuming a fully disbursed Committed Amount) that would be payable during such twelve (12) month period according to a schedule that would fully amortize the Loan over a thirty year period given the foregoing rate of interest.

-4-	Loan Agreement (KBS REIT I)

Commitment-to-Value Ratio: Has the meaning set forth in Section 1.4.
Consultants: Third party experts retained by Agent to assist it in connection with closing, advancing, disbursing or administering the Loan.
Debt Service Coverage Ratio: Shall mean a fraction, the numerator of which is the Annualized Net Operating Income and the denominator of which is the product obtained by multiplying (a) the outstanding Principal Balance as of the date of calculation by (b) the Borrowing Base Loan Constant.
Deed of Trust: Each first priority deed of trust, mortgage or deed to secure debt (as applicable) executed by a Borrower in favor of Agent, creating a first lien on a Property and securing the Note and the other obligations specified therein, to be recorded in the official records of the county in which the Property is located, including any amendments to such Deed of Trust and supplements thereto executed by Borrower and Agent.
Default Rate: Has the meaning set forth in Section 1.11.
Defaulting Lender: Any Lender, as determined by the Agent, who for any reason shall fail or refuse to abide by its obligations under the Loan Documents or this Agreement within the time periods specified for performance of such obligation or, if no time frame is specified, if such failure or refusal continues for a period of five (5) Business Days, including, but not limited to any Lender that has (a) failed to fund any portion of its Loan within two Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Agent, or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within two Business Days after request by the Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund its prospective Loan, (d) otherwise failed to pay over to the Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment. Nothing contained in the foregoing shall be deemed to constitute a waiver by the Borrower of any of its rights or remedies (whether in equity or law) against any Lender which fails to fund any portion of its Loan hereunder at the time or in the amount required to be funded under the terms of this Agreement.
Draw Request: A written request by Borrower, in the form attached hereto as Exhibit J, for an advance of Loan proceeds under this Agreement.

-5-	Loan Agreement (KBS REIT I)

Environmental Indemnity: That certain Unsecured Environmental Indemnity of even date herewith, executed by Borrowers in favor of Agent, setting forth certain indemnification obligations relating to "Hazardous Substances" (as defined therein), as the same may be amended, modified, replaced or substituted from time to time.
Environmental Insurance Policy: Means, collectively, the environmental insurance policy or policies covering any or all of the Properties, in form and substance reasonably acceptable to Agent, naming Agent (on behalf of Lenders) as additional insured.
Equipment: All fixtures, equipment and personal property owned by any Borrower and located or to be located in or on, and used in connection with the construction, development, management, maintenance or operation of any or all of the Properties.
Event of Default: Any event set forth in Section 6.1.
Excluded Taxes: Means, in the case of each Lender or applicable Lending Installation and Agent, taxes imposed on its overall net income, and franchise taxes imposed on it, by (a) the jurisdiction under the laws of which such Lender or Agent is incorporated or organized or (b) the jurisdiction in which Agent's or such Lender's principal executive office or such Lender's applicable Lending Installation is located.
Federal Funds Rate: As of any date of determination, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such date opposite the caption "Federal Funds (Effective)". If for any relevant date such rate is not yet published in H.15(519), the rate for such date will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such date under the caption "Federal Funds Effective Rate". If on any relevant date the appropriate rate for such date is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotation, the rate for such date will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that date by each of three leading brokers of Federal funds transactions in New York City selected by Agent.
Fee Letter: That certain Fee Letter between Borrower and U.S. Bank dated as of December 13, 2013.
First Extension: Has the meaning set forth in Section 1.4 hereof.
GAAP: Generally accepted accounting principles as set forth in the Statement of Financial Accounting Principles No. 162: The Hierarchy of Generally Accepted Accounting Principles, as such may be subsequently revised, or in any successor pronouncement issued by the Financial Accounting Standard Board or Securities and Exchange Commission.
Governmental Authority: Means any governmental or quasi-governmental entity, including any court, department, commissions, board, bureau, agency, administration, service, district or other instrumentality of any governmental entity.

-6-	Loan Agreement (KBS REIT I)

Governmental Requirements: All laws, statutes, codes, ordinances, and governmental rules, regulations and requirements applicable to any Borrower, Agent and/or any Property.
Gross Operating Income: Shall mean the sum of any and all Rental Income, and all other normal and recurring (but not extraordinary) cash income actually received by Borrowers during the applicable time period in question (the "Calculation Period") from the ownership, use and operation of the Properties that continue to then be encumbered by the Deeds of Trust and contribute to the Borrowing Base Amount.  In calculating Gross Operating Income, Agent shall include in Rental Income the base rent payable under any lease which is in a free rent period during the Calculation Period, subject to the following conditions:  (i) the tenant under such lease is not in default, (ii) Agent has approved the terms of the lease in its reasonable discretion, (iii) as of the end of the Calculation Period the number of months remaining prior to the date rent commences under such lease does not exceed six months, and (iv) Agent shall make such positive adjustment to Rental Income for the amount which equals the product of (a) the number of months of free rent during the Calculation Period provided such months are during the six-month period prior to the date rent commences under such lease multiplied by (b) the actual monthly rent collections anticipated on the date rent commences under such lease.  The preceding sentence shall not be deemed to modify Section 5.9 hereof and shall provide Agent with approval rights only with respect to including base rent payable under leases in a "free rent" period in the calculation of Net Operating Income.
Guarantor: Means Properties REIT; provided, however, that upon the Parent Guarantor Addition, as contemplated by Section 7.20 hereof, "Guarantor" shall mean individually and collectively, jointly and severally, both Properties REIT and Parent REIT.
Guaranty: The Repayment Guaranty of even date herewith executed by Guarantor in favor of Agent and Lenders, as the same may be amended, modified, replaced or substituted from time to time; provided, however, after the Parent Guarantor Addition as contemplated under Section 7.20 hereof, "Guaranty" as used herein shall mean both the existing Guaranty, as amended and/or amended and restated, executed by Properties REIT, together with and including the new guaranty and/or the amended and restated guaranty executed by Parent REIT (all as contemplated by Section 7.20 hereof).
Holdback Amounts: Mean, collectively, the amount of the Tyson Dulles Plaza Holdback and the amount of the 825 University Holdback.
Improvements: The buildings and other improvements located on one or more of the Properties, including all sitework, utilities, infrastructure, paving, striping, signage, curb and gutter, landscaping and installation of all "common area" improvements required under any covenants encumbering a Property, required by applicable law, or required by zoning approvals entered into by Borrower, or improvements required to be constructed by any Borrower pursuant to leases entered into by such Borrower.
Initial Advance: The first advance of Loan proceeds to be made on or about the Closing Date in the amount of $185,000,000.

-7-	Loan Agreement (KBS REIT I)

Initial Borrowers: Has the meaning assigned in the opening paragraph of this Agreement.
Initial Land: Shall mean, collectively, the KBS ADP Plaza Land, the KBS City Gate Plaza Land, the KBS Great Oaks Land, the KBS Meridian Tower Land, the KBS Nashville Industrial Portfolio I Land, the KBS North Creek Land, the KBS Rivertech Land, the KBS Riverview Business Center I & II Land, the KBS Royal Parkway Center I & II Land, the KBS Royal Ridge Land, the KBS Sabal VI Land, the KBS University Park Land, and the KBS Woodfield Preserve Land.
Initial Properties: Shall mean, collectively, the KBS ADP Plaza Property, the KBS City Gate Plaza Property, the KBS Great Oaks Property, the KBS Meridian Tower Property, the KBS Nashville Industrial Portfolio I Property, the KBS North Creek Property, the KBS Rivertech Property, the KBS Riverview Business Center I & II Property, the KBS Royal Parkway Center I & II Property, the KBS Royal Ridge Property, the KBS Sabal VI Property, the KBS University Park Property, and the KBS Woodfield Preserve Property.
Interest Differential: That sum equal to the greater of zero (0) or the financial loss incurred by the Lenders resulting from prepayment, calculated as the difference between the amount of interest the Lenders would have earned (from like investments in the Money Markets as of the first day of the LIBOR Rate Period) had prepayment not occurred and the interest the Lenders will actually earn (from like investments in the Money Markets as of the date of prepayment) as a result of the redeployment of funds from the prepayment. The Interest Differential shall (i) be calculated by Agent on behalf of Lenders in accordance with Agent's customary underwriting practices and (ii) not be charged for any portion of the Loan prepaid that is accruing interest at the Monthly Reset LIBOR Rate.
Internal Revenue Code: The Internal Revenue Code of 1986, as amended.
Joinder Agreement: Means an Assumption and Joinder Agreement substantially in the form of Exhibit L hereto, executed by a New Borrower in favor of Agent for itself and the Lenders, and any amendments, supplements and other modifications thereto.
KBS 825 UNIVERSITY IMPROVEMENTS: Shall mean the Improvements located on the KBS 825 University Land, including without limitation those described on Exhibit B hereto.
KBS 825 UNIVERSITY LAND: Shall mean the land described on Exhibit C‑15 hereto.
KBS 825 UNIVERSITY PROPERTY: Shall mean the KBS 825 University Land, the KBS 825 University Improvements, the Equipment pertaining thereto and all other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.
KBS ADP PLAZA IMPROVEMENTS: Shall mean the Improvements located on the KBS ADP Plaza Land, including without limitation those described on Exhibit B hereto.
KBS ADP PLAZA LAND: Shall mean the land described on Exhibit C-1 hereto.

-8-	Loan Agreement (KBS REIT I)

KBS ADP PLAZA PROPERTY: Shall mean the KBS ADP Plaza Land, the KBS ADP Plaza Improvements, the Equipment pertaining thereto and all other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.
KBS CITY GATE PLAZA IMPROVEMENTS: Shall mean the Improvements located on the KBS City Gate Plaza Land, including without limitation those described on Exhibit B hereto.
KBS CITY GATE PLAZA LAND: Shall mean the land described on Exhibit C‑2 hereto.
KBS CITY GATE PLAZA PROPERTY: Shall mean the KBS City Gate Plaza Land, the KBS City Gate Plaza Improvements, the Equipment pertaining thereto and all other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.
KBS GREAT OAKS IMPROVEMENTS: Shall mean the Improvements located on the KBS Great Oaks Land, including without limitation those described on Exhibit B hereto.
KBS GREAT OAKS LAND: Shall mean the land described on Exhibit C-3 hereto.
KBS GREAT OAKS PROPERTY: Shall mean the KBS Great Oaks Land, the KBS Great Oaks Improvements, the Equipment pertaining thereto and all other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.
KBS MERIDIAN TOWER IMPROVEMENTS: Shall mean the Improvements located on the KBS Meridian Tower Land, including without limitation those described on Exhibit B hereto.
KBS MERIDIAN TOWER LAND: Shall mean the land described on Exhibit C‑4 hereto.
KBS MERIDIAN TOWER PROPERTY: Shall mean the KBS Meridian Tower Land, the KBS Meridian Tower Improvements, the Equipment pertaining thereto and all other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.
KBS NASHVILLE INDUSTRIAL PORTFOLIO I IMPROVEMENTS: Shall mean the Improvements located on the KBS Nashville Industrial Portfolio I Land, including without limitation those described on Exhibit B hereto.
KBS NASHVILLE INDUSTRIAL PORTFOLIO I LAND: Shall mean the land described on Exhibit C‑5 hereto.
KBS NASHVILLE INDUSTRIAL PORTFOLIO I PROPERTY: Shall mean the KBS Nashville Industrial Portfolio I Land, the KBS Nashville Industrial Portfolio I Improvements, the Equipment pertaining thereto and all other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.

-9-	Loan Agreement (KBS REIT I)

KBS NORTH CREEK IMPROVEMENTS: Shall mean the Improvements located on the KBS North Creek Land, including without limitation those described on Exhibit B hereto.
KBS NORTH CREEK LAND: Shall mean the land described on Exhibit C‑6 hereto.
KBS NORTH CREEK PROPERTY: Shall mean the KBS North Creek Land, the KBS North Creek Improvements, the Equipment pertaining thereto and all other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.
KBS RIVERTECH IMPROVEMENTS: Shall mean the Improvements located on the KBS Rivertech Land, including without limitation those described on Exhibit B hereto.
KBS RIVERTECH LAND: Shall mean the land described on Exhibit C‑7 hereto.
KBS RIVERTECH PROPERTY: Shall mean the KBS Rivertech Land, the KBS Rivertech Improvements, the Equipment pertaining thereto and all other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.
KBS RIVERVIEW BUSINESS CENTER I & II IMPROVEMENTS: Shall mean the Improvements located on the KBS Riverview Business Center I & II Land, including without limitation those described on Exhibit B hereto.
KBS RIVERVIEW BUSINESS CENTER I & II LAND: Shall mean the land described on Exhibit C‑8 hereto.
KBS RIVERVIEW BUSINESS CENTER I & II PROPERTY: Shall mean the KBS Riverview Business Center I & II Land, the KBS Riverview Business Center I & II Improvements, the Equipment pertaining thereto and all other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.
KBS ROYAL PARKWAY CENTER I & II IMPROVEMENTS: Shall mean the Improvements located on the KBS Royal Parkway Center I & II Land, including without limitation those described on Exhibit B hereto.
KBS ROYAL PARKWAY CENTER I & II LAND: Shall mean the land described on Exhibit C‑9 hereto.
KBS ROYAL PARKWAY CENTER I & II PROPERTY: Shall mean the KBS Royal Parkway Center I & II Land, the KBS Royal Parkway Center I & II Improvements, the Equipment pertaining thereto and all other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.
KBS ROYAL RIDGE IMPROVEMENTS: Shall mean the Improvements located on the KBS Royal Ridge Land, including without limitation those described on Exhibit B hereto.
KBS ROYAL RIDGE LAND: Shall mean the land described on Exhibit C‑10 hereto.

-10-	Loan Agreement (KBS REIT I)

KBS ROYAL RIDGE PROPERTY: Shall mean the KBS Royal Ridge Land, the KBS Royal Ridge Improvements, the Equipment pertaining thereto and all other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.
KBS SABAL VI IMPROVEMENTS: Shall mean the Improvements located on the KBS Sabal VI Land, including without limitation those described on Exhibit B hereto.
KBS SABAL VI LAND: Shall mean the land described on Exhibit C‑11 hereto.
KBS SABAL VI PROPERTY: Shall mean the KBS Sabal VI Land, the KBS Sabal VI Improvements, the Equipment pertaining thereto and all other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.
KBS UNIVERSITY PARK IMPROVEMENTS: Shall mean the Improvements located on the KBS University Park Land, including without limitation those described on Exhibit B hereto.
KBS UNIVERSITY PARK LAND: Shall mean the land described on Exhibit C‑12 hereto.
KBS UNIVERSITY PARK PROPERTY: Shall mean the KBS University Park Land, the KBS University Park Improvements, the Equipment pertaining thereto and all other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.
KBS WOODFIELD PRESERVE IMPROVEMENTS: Shall mean the Improvements located on the KBS Woodfield Preserve Land, including without limitation those described on Exhibit B hereto.
KBS WOODFIELD PRESERVE LAND: Shall mean the land described on Exhibit C‑13 hereto.
KBS WOODFIELD PRESERVE PROPERTY: Shall mean the KBS Woodfield Preserve Land, the KBS Woodfield Preserve Improvements, the Equipment pertaining thereto and all other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.
KBS TYSONS DULLES PLAZA IMPROVEMENTS: Shall mean the Improvements located on the KBS Tysons Dulles Plaza Land, including without limitation those described on Exhibit B hereto.
KBS TYSONS DULLES PLAZA LAND: Shall mean the land described on Exhibit C‑14 hereto.
KBS TYSONS DULLES PLAZA PROPERTY: Shall mean the KBS Tysons Dulles Plaza Land, the KBS Tysons Dulles Plaza Improvements, the Equipment pertaining thereto and all other "Trust Estate" or "Mortgaged Property" described in the Deed of Trust encumbering such property.

-11-	Loan Agreement (KBS REIT I)

Land: Shall mean, individually or collectively as the context shall require, the Initial Land and, for each of the Additional Properties, the land described in Exhibit A to the Deed of Trust encumbering such Additional Properties.
Lenders: Each Lender that is a party to this Agreement and which hereafter becomes party to this Agreement, collectively, and each of their respective permitted successors and assigns.
Lending Installation: Means, with respect to a Lender or Agent, the office, branch, subsidiary or affiliate of such Lender or Agent listed on the signature pages hereof (in the case of Agent) or on its administrative questionnaire (in the case of a Lender) or otherwise selected by such Lender or Agent.
LIBOR: With respect to each LIBOR Rate Period applicable to any requested LIBOR Rate Advance, a per annum rate of interest (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the rate which appears on the Reuters Screen LIBOR01 (or any successor or substitute thereto selected by Agent in its sole discretion) as of 11:00 a.m., London time, two (2) New York Banking Days prior to the first day of the applicable LIBOR Rate Period selected by Borrower, for United States dollar deposits having a term coinciding with the LIBOR Rate Period selected by Borrower, adjusted for any reserve requirements and any subsequent costs arising from a change in government regulation.
LIBOR Rate: An annual rate of interest equal to the Applicable Margin plus LIBOR. Agent's internal records of applicable interest rates shall be determinative in the absence of manifest error.
LIBOR Rate Advance: Any portion of the Principal Balance which bears interest at a LIBOR Rate; provided, however, that any LIBOR Rate Advance must be in the aggregate principal amount of at least $1,000,000 and in minimum increments of $250,000 thereafter.
LIBOR Rate Notice: A written notice from Borrower to Agent, received by Agent prior to 10:00 o'clock a.m. (California time) on a New York Banking Day at least two (2) New York Banking Days prior to the commencement date of any LIBOR Rate Period hereunder referred to therein (or the expiration of a previous LIBOR Rate Period with respect thereto), whereby Borrower elects to have an advance or a portion of the principal balance of the Note, as specified in said notice, be a LIBOR Rate Advance.
LIBOR Rate Period: The period commencing on the date any LIBOR Rate Advance is made and ending one (1) month, three (3) months, or six (6) months thereafter as selected by Borrower in its LIBOR Rate Notice pertaining thereto; provided, however, that (a) if any LIBOR Rate Period would end on a day that is not a New York Banking Day, such LIBOR Rate Period shall extend to the next New York Banking Day, unless, in the case of said LIBOR Rate Advance, such New York Banking Day would fall in the next calendar month, in which event such LIBOR Rate Period shall end on the immediately preceding New York Banking Day, (b) any LIBOR Rate Period that begins on the last New York Banking Day of a calendar month (or a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Rate Period) shall end on the last New York Banking Day of the calendar month at

-12-	Loan Agreement (KBS REIT I)

the end of such LIBOR Rate Period, and (c) no LIBOR Rate Period shall end later than the then applicable Maturity Date.
Loan: The loan made hereunder, evidenced by the Note, by Agent and the Lenders to Borrower in advances to be made pursuant to the terms of this Agreement. During the Availability Period, Borrower may repay and reborrow the Revolving Portion subject to the terms and conditions of this Agreement. Amounts borrowed under the Non-revolving Portion and repaid may not be subsequently reborrowed.
Loan Documents: The documents described in this Agreement, which evidence and secure the Loan, including, but not limited to, the Note, the Deeds of Trust, this Agreement, each Joinder Agreement, the Environmental Indemnity, the Guaranty and including any amendments thereof and supplements thereto executed by Borrower, Guarantor and/or and Agent.
Majority Lenders: Lenders holding, in the aggregate, not less than sixty-six and two-thirds of one percent (66 ⅔%) of the Committed Amount or, if no such principal amount is then outstanding, not less than sixty-six and two-thirds of one percent (66 ⅔%) of the Commitment Percentages.
Maturity Date: January 1, 2016, as such date may be extended in accordance with the provisions of Section 1.4.
Maximum Committed Amount Leverage Ratio: Shall mean (a) sixty percent (60%) prior to the Original Maturity Date, (b) fifty-five percent (55%) as to and during the First Extension, and (c) fifty percent (50%) as to and during the Second Extension; provided, however, that from and after the Parent Guarantor Addition, the Maximum Committed Amount Leverage Ratio shall mean (x) sixty percent (60%) as to and during the First Extension, and (y) fifty-five percent as to and during the Second Extension.
Minimum Borrowing Base DSCR: Shall mean 1.35 to 1.0.
Minimum Release Prices: Means, with respect to each Property, the minimum release price therefor set forth on Exhibit E hereto.
Money Markets: One or more wholesale funding markets available to Agent and Lenders, including negotiable certificates of deposit, commercial paper, eurodollar deposits, bank notes, federal funds and interest rate swaps, or others.
Monthly Reset LIBOR Rate. Shall mean an annual rate of interest equal to the Applicable Margin plus the one-month LIBOR rate quoted by Agent from Reuters Screen LIBOR01 Page or any successor thereto, which shall be that one-month LIBOR rate in effect two New York Banking Days prior to the beginning of each calendar month, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation, such rate to be reset at the beginning of each succeeding month. Notwithstanding the immediately preceding sentence, if on any date for determining the one-month LIBOR rate, Agent shall determine (which determination shall be conclusive in the absence of manifest error) that (a) because of circumstances affecting the Money Markets, adequate and fair means do not exist for ascertaining the one-month LIBOR rate, or (b) it is unlawful to maintain any advance of the

-13-	Loan Agreement (KBS REIT I)

Loan at a rate based on the one-month LIBOR rate, Agent shall promptly give to Borrower telephonic notice (confirmed as soon as practicable in writing) of the nature and effect of such circumstances and/or illegality. After receipt of such notice and during the existence of such circumstances and/or illegality, the interest rate shall be determined based upon an alternate index selected by Agent, in its sole discretion, reasonably comparable to that of one-month LIBOR, intended to generate a return substantially the same as that generated by the one-month LIBOR rate, and all references in the Loan Documents to the one-month LIBOR rate shall be deemed to be references to such alternate rate while such rate is in effect.
Monthly Reset LIBOR Rate Advance. Any portion of the Principal Balance which bears interest at a Monthly Reset LIBOR Rate.
Net Operating Income: Shall mean the amount of (a) Gross Operating Income for the applicable period of time in question, less (b) the amount of Operating Expenses for such period of time, less (c) a replacement reserve equal to $0.25 per square foot for all of the Improvements consisting of office buildings and $0.10 per square foot for all Improvements consisting of industrial buildings.
Net Worth: Has the meaning set forth in the Guaranty.
New Borrower: Has the meaning set forth in Section 7.21.
New York Banking Day: A Business Day which is also a day on which commercial banks are open for international business (including dealings in dollar deposits) in New York, New York and London, England.
Non-revolving Portion. Shall mean, at any time, and from time to time, 75% of the Committed Amount, provided, however, notwithstanding anything stated to the contrary herein, until such time as the disbursement of at least $2,500,000 of the Holdback Amount is made the Non-revolving Portion may not exceed $185,000,000.
Note or Notes: The Promissory Note(s) executed and delivered by Borrower to the order of a Lender in the aggregate maximum principal amount of up to the Committed Amount, to evidence the Loan, as the same may be amended, modified, replaced or substituted from time to time (including any replacements or substitutions pursuant to Section 8.9(b) hereof).
Obligations: The obligations of Borrower to Agent and the Lenders described in the Loan Documents or arising under or in connection with any Swap Transaction between Borrower (or its Affiliate) and any one or more of the Lenders (or their respective Affiliates) in connection with the Loan, including any termination or breakage fees, or other amounts owing, in connection with any termination of a Swap Contract.
Operating Budget: A detailed listing of all anticipated annual income and expenses from and for managing, maintaining and operating each Property, prepared by Borrower or its agent and in form and substance acceptable to Agent.
Operating Expenses: Shall mean any and all costs and expenses incurred in connection with the Properties then remaining encumbered by the Deeds of Trust during the applicable time

-14-	Loan Agreement (KBS REIT I)

period in question, including without limitation (a) taxes and assessments imposed upon the Properties payable by Borrower which are reasonably allocable to such time period, (b) bond assessments which are reasonably allocable to such time period, (c) insurance premiums for casualty insurance and liability insurance carried in connection with the Properties which are reasonably allocable to such time period, and (d) operating expenses incurred by Borrower for the management, operation, cleaning, leasing, maintenance and repair of the Properties which are reasonably allocable to such time period. Operating Expenses shall not include any interest, principal, loan fees, extension fees or other payments on the Loan or capital expenditures (such as building improvements, tenant improvements or leasing costs).
Operating Statement: A current, detailed statement of income and expenses from and for managing, maintaining and operating each Property, in form and substance acceptable to Agent, certified as true, correct and complete by the Borrower's advisor's account controller or any other authorized agent, and expressly showing all variations from the Operating Budget for the period covered thereby.
Other Taxes: Means any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.
Parent Guarantor Addition: Shall mean the addition of the Parent REIT as a Guarantor of the Obligations hereunder in accordance with Section 7.20 hereof.
Parent REIT: KBS Real Estate Investment Trust, Inc., a Maryland corporation.
Permitted Encumbrances: The liens, charges and encumbrances on title to the Property listed on Exhibit D hereto, if any.
Person: Any natural person, corporation, limited liability company, partnership (general or limited), limited liability partnership, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.
Principal Balance: The outstanding principal balance of the Loan that has been advanced and remains unpaid from time to time.
Properties REIT: KBS REIT Properties, LLC, a Delaware limited liability company.
Properties: Shall mean, collectively, the Initial Properties and all Additional Properties.
Protective Advances: Any amount advanced or expended by the Agent and/or the Lenders to preserve or protect the Lenders' rights with respect to the Loan, or the Property or other collateral for the Loan.
Regulation D: Regulation D (or any substitute regulations) of the Board of Governors of the Federal Reserve System (or any successor thereto), together with all amendments from time to time thereto.

-15-	Loan Agreement (KBS REIT I)

Rental Income: Shall mean the rental income received by Borrower for the applicable period of time in question from the tenant leases of the Improvements which are then in effect (and as to which the tenants thereunder are paying rent).
Revolving Portion: Shall mean, at any time, and from time to time, that portion of the Committed Amount that is not the Non-revolving Portion; provided, however, notwithstanding anything stated to the contrary herein, until such time as the disbursement of at least $2,500,000 of the Holdback is made, the Revolving Portion shall equal $0.
Second Extension: Has the meaning set forth in Section 1.4 hereof.
Swap Contract: Means any agreement, whether or not in writing, relating to any Swap Transaction, including, unless the context otherwise clearly requires, any form of master agreement (the "Master Agreement") published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into between Swap Counterparty and Borrower (or its Affiliate) in connection with the Loan, together with any related schedule and confirmation, as amended, supplemented, superseded or replaced from time to time, relating to or governing any Swap Transaction.
Swap Counterparty: Means any of the Lenders or an Affiliate of any of the Lenders, in its capacity as counterparty under any Swap Contract, in each case subject to Agent's reasonable approval.
Swap Transaction: Means (a) any and all rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any Master Agreement, or (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of Master Agreement (as such agreement may be amended, restated, extended, supplemented or otherwise modified in writing from time to time), including any such obligations or liabilities under any Master Agreement, entered into between Swap Counterparty and Borrower in connection with the Loan.
Taxes: Means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.
Termination Date: The date that is thirty (30) days following the date of this Agreement.
Tests: Such soil tests, chemical tests, materials tests and other tests and analyses as are reasonably required to confirm, with relative certainty, the absence of toxic or hazardous substances from any Property.

-16-	Loan Agreement (KBS REIT I)

Title Company: Commonwealth Land Title Insurance Company.
Title Policy: A loan policy of title insurance in favor of Agent issued by the Title Company and complying with the requirements of Exhibit F attached hereto and hereby made a part hereof.
Treasury Note Rate: The yields reported, as of 10:00 a.m. (New York time) on any Business Day (hereinafter defined), on the display designated as "Page 678" on the Telerate Data Service (or such other display as may replace Page 678 on the Telerate Data Service) for actively traded U.S. Treasury securities having a maturity equal to ten (10) years, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the latest Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the applicable Business Day, in Federal Reserve statistical Release H. 15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to ten (10) years. Such implied yield shall be determined, if necessary, by (i) converting U.S. Treasury bill quotations from bond‑equivalent yields in accordance with accepted financial practice, and (ii) interpolating linearly between reported yields. The term "Business Day" as used in this paragraph means a day on which banks are open for business in New York, New York.
Tyson Dulles Plaza Holdback: Means a portion of the total Committed Amount equal to $50,000,000, which will not be disbursed until such time as the conditions set forth in Section 3.7 hereof have been satisfied.
U.S. Bank: U.S. Bank National Association, a national banking association, in its capacity as a Lender, and not as Agent.
I. LOAN
1.1    Principal. Subject to the terms, provisions and conditions of this Agreement, each Lender severally, but not jointly, agrees to lend to Borrower, pro rata in accordance with its Commitment Percentage, and Borrower agrees to borrow from the Lenders, the proceeds of the Loan, from time to time, in accordance with the terms hereof until the Maturity Date (as may be extended pursuant to the terms of Section 1.4 below). All advances of Loan proceeds shall be evidenced by the Note. In no event shall the Lenders be obligated hereunder to lend to Borrower more than Borrower has qualified to receive under the terms of Article III hereof. The Loan (excluding the Revolving Portion) may not be repaid and re-borrowed. Once either the 825 University Holdback or the Tyson Dulles Plaza Holdback is funded, Borrower will have the ability to use the Revolving Portion of the Loan. As of the date hereof, the Committed Amount is $250,000,000, the Principal Balance is $185,000,000, the Revolving Portion is $0, and the Non-Revolving Portion is $185,000,000, and the proceeds of the Holdback Amounts have not yet been funded and shall be funded subject to the satisfaction of the conditions of Section 3.7. Amounts borrowed under the Revolving Portion and repaid can be re-borrowed subject to satisfaction of the terms and conditions set forth in this Agreement. If, at any time the Principal Balance exceeds the Availability Amount, Borrower shall immediately repay such portion of the Principal Balance as is required to reduce the Principal Balance to an amount not greater than the Availability Amount. The Loan (excluding the Revolving Portion) may not be repaid and re-

-17-	Loan Agreement (KBS REIT I)

borrowed. After the 825 University Holdback or the Tysons Dulles Plaza Holdback is funded, Borrower will have the ability to use the Revolving Portion of the Loan.
1.2    Interest.
(a)    Absent an Event of Default hereunder, the outstanding principal balance hereunder shall bear interest at the Applicable Interest Rate (as defined below). The "Applicable Interest Rate" shall mean (a) the Monthly Reset LIBOR Rate, as the same may fluctuate from time to time, as to all amounts outstanding on the Loan, other than LIBOR Rate Advances, and (b) the LIBOR Rate as to those portions of the Loan that are LIBOR Rate Advances. Changes in the Monthly Reset LIBOR Rate (if applicable) shall become effective on the same day as the date of any change in the Monthly Reset LIBOR Rate, and shall apply to all advances made hereunder (other than LIBOR Rate Advances), whether such advances are made prior to, the same day as, or subsequent to any particular change in the Monthly Reset LIBOR Rate.
(b)    Interest accrued during each calendar month shall be payable, as accrued, on the first Business Day of the next calendar month, commencing on the first Business Day of the next calendar month following the calendar month in which the Initial Advance of the Loan is made, and all unpaid, accrued interest shall be paid in full at the time all advances are paid in full. If all unpaid advances made by Agent and Lenders have not been repaid on or before the Maturity Date, then the entire unpaid balance of all advances made by Agent and Lenders shall (without notice to or demand upon Borrower) become due and payable on said date, together with all unpaid, accrued interest thereon, and with interest computed from and after that date in accordance with the terms of this Agreement and the Note, until all advances are paid in full.
(c)    All payments of principal and interest due hereunder must be made without deduction of any present and future taxes, levies, imposts, deductions, charges or withholdings, which amounts must be paid by Borrower. Borrower shall pay the amounts necessary such that the gross amount of the principal and interest received by Agent and Lenders is not less than that required by this Agreement and the Note. If Borrower is required by law to deduct any such amounts from or in respect of any principal or interest payment hereunder, then (i) the sum payable to Agent and Lenders shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this provision) Agent and Lenders receive an amount equal to the sum they would have received had no deductions been made, (ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. Borrower shall pay all stamp and documentary taxes. If, notwithstanding the foregoing, Agent or Lenders pay such taxes, Borrower shall reimburse Agent and Lenders for the amount paid. Borrower shall furnish Agent official tax receipts or other evidence of payment of all taxes.
(d)    Throughout the term of the Loan, interest will be calculated on the basis of a 360 day year and shall be computed for the actual number of days elapsed in the period for which interest is charged. If any payment of interest to be made by Borrower hereunder becomes due on a day which is not a Business Day, such payment must be made on the next succeeding Business Day.

-18-	Loan Agreement (KBS REIT I)

(e)    Absent manifest error, Agent's records as to the amounts of principal, interest and other sums owing hereunder shall be conclusive and binding.
1.3    LIBOR Rate Option. If no Event of Default, or event which, with notice or lapse of time or both, could become an Event of Default, has occurred and is continuing under any Loan Document, Borrower may from time to time elect, by a LIBOR Rate Notice, to pay interest on the LIBOR Rate Advance described in said LIBOR Rate Notice at a LIBOR Rate during the LIBOR Rate Period specified in said LIBOR Rate Notice. Agent shall notify Borrower of the LIBOR Rate applicable to any LIBOR Rate Period promptly after the same is determined by Agent, which determination, in the absence of manifest error, shall be final, conclusive and binding on Borrower. From and after the end of each LIBOR Rate Period, if Borrower does not timely select another interest rate option at least two New York Banking Days before the end of the LIBOR Rate Period for a LIBOR Rate Advance, Agent may at any time after the end of the LIBOR Rate Period convert the LIBOR Rate Advance to a Monthly Reset LIBOR Rate Advance accruing interest at the Monthly Reset LIBOR Rate, but until such conversion, such LIBOR Rate Advance shall continue to accrue interest at the same rate as the interest rate in effect for such LIBOR Rate Advance prior to the end of the LIBOR Rate Period, unless and until Borrower has again properly elected, by a LIBOR Rate Notice, to pay interest thereon at a LIBOR Rate pursuant to this Agreement. Notwithstanding the foregoing, no more than three (3) LIBOR Rate Advances may be outstanding at any time. Subject to the terms and conditions set forth in Section 1.5 and Section 1.10, LIBOR Rate Advances may be repaid or prepaid on any day; provided, however, Borrower shall also pay to Agent, from time to time, on demand, any sums necessary to compensate Agent and Lenders for all costs, expenses, claims, penalties and liabilities incurred by Agent and Lenders by virtue of the repayment or prepayment of funds, or Agent's and Lenders' inability to repay or prepay funds, borrowed by Agent in the London interbank market to advance to Borrower or to make a LIBOR Rate available to Borrower including, without limitation, the Interest Differential.
1.4    Maturity Date; Extension. All principal owing on the Loan, and all accrued interest and other sums owing under the Loan Documents not otherwise paid when due, shall be due and payable in full on the Maturity Date. Borrower shall have the option to extend (each extension, an "Extension") the term of the Loan (the "First Extension") from the Maturity Date (the "Original Maturity Date") to a date that is twelve (12) months following the Original Maturity Date (for purposes of this Section, the "First Extended Maturity Date"), and upon the expiration of the First Extension, Borrower shall have the option to extend the term of the Loan (the "Second Extension") from the First Extended Maturity Date to a date that is twelve (12) months following the First Extended Maturity Date (for purposes of this Section, the "Second Extended Maturity Date"), each such Extension being subject to the satisfaction of each of the following conditions precedent:
(a)    Borrower shall provide Agent with written notice of Borrower's request to exercise its option to extend the Maturity Date not more than one hundred twenty (120) days but not less than forty-five (45) days prior to the (i) the Original Maturity Date, in the case of the First Extension, and (ii) the First Extended Maturity Date, in the case of the Second Extension.
(b)    As of the date of Borrower's delivery of the notice of request to exercise its option to extend, and as of the then existing Maturity Date, no Event of Default shall have

-19-	Loan Agreement (KBS REIT I)

occurred and be continuing, and no event or condition which, with the giving of notice or the passage of time or both, would constitute an Event of Default shall have occurred and be continuing, and Borrower shall so certify in writing to the best of its knowledge.
(c)    Prior to the commencement of the Extension, Borrower shall deliver to Agent, at Borrower's sole cost and expense, a date-down to the Title Policy in form and substance acceptable to Agent and such title insurance endorsements reasonably required by Agent to the extent available in each jurisdiction in which an applicable Property is located.
(d)    Immediately prior to the commencement of the Extension, Borrower shall pay to Agent an extension fee in the amount specified in the Fee Letter.
(e)    Borrower shall be in compliance with the financial covenants contained in the Loan Documents.
(f)    Immediately prior to the commencement of the Extension, the ratio of the then applicable Committed Amount to the then "As-Is" appraised value (based on evidence reasonably satisfactory to Agent, including, if required by Agent or Borrower, updated Appraisals approved by Agent) of the Properties (the "Commitment-to-Value Ratio") shall not exceed the Maximum Committed Amount Leverage Ratio, as calculated by Agent; provided, however, if the required Commitment-to-Value Ratio is not met, Borrower may permanently reduce the Committed Amount by an amount (as reasonably determined by Agent) sufficient to cause the above-required Commitment-to-Value Ratio to not exceed the Maximum Committed Amount Leverage Ratio and, to the extent that the Principal Balance is in excess of the then reduced Committed Amount, a principal payment shall be made (without the payment of any prepayment fee, other than Interest Differential amounts and sums owing under Section 1.10, and Swap Contract fees or breakage amounts) to reduce the Principal Balance such that it no longer exceeds the Committed Amount at the time of the Extension. In no event shall the Committed Amount be permitted to be reduced to less than $20,000,000 (unless Agent otherwise agrees in writing). The calculations made hereunder shall take into account any reductions in the Committed Amount effectuated in accordance with the provisions of Section 1.4(g) below.
(g)    Immediately prior to the commencement of the Extension, the Commitment Resizing Debt Service Coverage Ratio shall not be less than 1.35 to 1.0, as calculated by Agent (using the then Committed Amount, and if required by Agent or Borrower, new updated Appraisals); provided, however, if the required Commitment Resizing Debt Service Coverage Ratio is not met, Borrower may permanently reduce the Committed Amount by an amount (as reasonably determined by Agent) sufficient to cause the Commitment Resizing Debt Service Coverage Ratio to be equal to or greater than 1.35 to 1.0 and, to the extent that the Principal Balance is in excess of the then reduced Committed Amount, a principal payment shall be made (without the payment of any prepayment fee, other than Interest Differential amounts and sums owing under Section 1.10, and Swap Contract fees or breakage amounts) to reduce the Principal Balance such that it no longer exceeds the Committed Amount at the time of the Extension. In no event shall the Committed Amount be permitted to be reduced to less than $20,000,000 (unless Agent otherwise agrees in writing). The calculations made hereunder shall take into account any reductions in the Committed Amount effectuated in accordance with the provisions of Section 1.4(f) above.

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(h)    Guarantor shall be in compliance with its financial covenants set forth in the Guaranty, and Agent shall have received a certificate from Guarantor certifying such compliance and such other information reasonably required by Agent to confirm that Guarantor is in compliance with such financial covenants to the extent such information is required pursuant to Section 5.4 below.
Notwithstanding the foregoing, the Second Extension may not come into effect unless the First Extension shall have been in effect. If each of the foregoing conditions precedent are satisfied with respect to the First Extension, and the Original Maturity Date is extended as provided above to the First Extended Maturity Date, as used herein and in the other Loan Documents, the term "Maturity Date" shall thereafter mean the First Extended Maturity Date. If each of the foregoing conditions precedent are satisfied with respect to the Second Extension, and the First Extended Maturity Date is extended as provided above to the Second Extended Maturity Date, as used herein and in the other Loan Documents, the term "Maturity Date" shall thereafter mean the Second Extended Maturity Date.
1.5    Prepayment. Subject to Section 1.10 hereto, Borrower may prepay, in full or in part, principal advanced under the Loan and accrued interest thereon, provided that Borrower shall give Agent two (2) Business Days' prior written notice of the date of prepayment. If Borrower prepays all or any portion of the Loan, Borrower shall also pay to Agent and Lenders any and all sums necessary to compensate Agent and Lenders for all costs, expenses, claims, penalties and liabilities incurred by Agent and Lenders by virtue of the repayment or prepayment of funds, or Agent's and/or Lenders' inability to repay or prepay funds borrowed by Agent and/or Lenders in the London interbank market to advance to Borrower or to make a LIBOR Rate available to Borrower, including, without limitation, the Interest Differential. In addition to the foregoing, any prepayment of principal advanced under the Loan shall be subject to the provisions of Section 1.10.
1.6    Yield Protection. If, on or after the date of this Agreement, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation, promulgation, implementation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof including, notwithstanding the foregoing, all requests, rules, guidelines or directives in connection with Dodd-Frank Wall Street Reform and Consumer Protection Act regardless of the date enacted, adopted or issued, or compliance by Agent or any Lender (or applicable Lending Installation) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:
(a)    subjects Agent and/or any Lender (or any applicable Lending Installation) to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to Agent and/or any Lender in respect of the Loan or participations therein, including without limitation the principal of or interest on any LIBOR Rate Advance or any other fees or amounts payable hereunder (other than with respect to Excluded Taxes), or
(b)    imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the

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account of, or credit extended by, Agent and/or any Lender (or any applicable Lending Installation), or imposes any other condition the result of which is to increase the cost to Agent and/or any Lender (or any applicable Lending Installation) of making, funding or maintaining the Loan or any LIBOR Rate Advance (or any related Loan commitment), or to reduce any amount receivable by Agent and/or any Lender (or any applicable Lending Installation) in connection with the Loan or participations therein (whether of principal, interest or otherwise), or requires Agent and/or any Lender (or any applicable Lending Installation) to make any payment calculated by reference to the amount of the Loan by an amount deemed material by Agent and/or such Lender, and the result of any of the foregoing is to increase the cost to Agent and/or such Lender (or applicable Lending Installation) of making or maintaining the Loan or to reduce the return received by Agent and/or such Lender (or applicable Lending Installation), as the case may be, in connection with the Loan, then, upon written demand by Agent, Borrower shall pay Agent and/or such Lender such additional amount or amounts as will compensate Agent and/or such Lender for such increased cost or reduction in amount received, as reasonably determined by Agent and/or such Lender. A statement from Agent setting forth such amount or amounts as shall be necessary to so compensate Agent and/or such Lender shall be delivered to Borrower and shall, in the absence of manifest error, be conclusive and binding upon Borrower. Borrower shall pay Agent (for the benefit of Agent and/or such Lender) the amount shown as due on any such statement within fifteen (15) days after its receipt of the same. Failure on the part of Agent and/or such Lender to demand compensation for any increased costs, lost income or reduction in amounts received or receivable shall not constitute a waiver of Agent's or such Lender's rights to demand compensation for any increased costs or reduction in amounts received or receivable. The protection under this section shall be available to Agent and the Lenders regardless of any possible contention of the invalidity or inapplicability of any law, regulation or directive which shall give rise to any demand by Agent or any Lender.
1.7    Inability to Determine LIBOR. In the event that on the date for determining LIBOR in respect of the LIBOR Rate Period for any LIBOR Rate Advance, Agent shall determine (which determination shall be conclusive in the absence of manifest error) that, by reason of circumstances affecting the London interbank market, adequate and fair means do not exist for ascertaining LIBOR for such LIBOR Rate Period, Agent shall promptly give to Borrower notice (confirmed as soon as practicable in writing) of the nature and effect of such circumstances, and the LIBOR Rate Advance in question shall bear interest, or continue to bear interest, as the case may be, at the Monthly Reset LIBOR Rate. If at any time subsequent to Agent's giving of such notice, Agent determines that because of a change in circumstances the LIBOR Rate is again available to Borrower, Agent shall so notify Borrower and shall convert the rate of interest payable with respect to such portion of the Principal Balance from the Monthly Reset LIBOR Rate to the LIBOR Rate. Nothing in this Section shall affect the LIBOR Rate then in effect on any LIBOR Rate Advance outstanding at the time of receipt by Borrower of such notice until the expiration of the LIBOR Rate Period in effect with respect to such LIBOR Rate Advance at such time.

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1.8    Illegality. Notwithstanding anything to the contrary herein contained, if any Change shall make it unlawful for Agent and/or the Lenders to make or maintain any LIBOR Rate Advance or to give effect to its obligations as contemplated hereby, then, by written notice to Borrower, Agent may:
(a)    declare that LIBOR Rate Advances will not thereafter be made hereunder, in which event Borrower shall be prohibited from requesting LIBOR Rate Advances from Agent, and Agent shall not be required to make LIBOR Rate Advances to Borrower, hereunder unless such declaration is subsequently withdrawn; and
(b)    require, but only to the extent the Change affects outstanding LIBOR Rate Advances, that all outstanding LIBOR Rate Advances made by Agent and/or the Lenders be added to, and become a part of, the Monthly Reset LIBOR Rate Advances hereunder, in which event all such LIBOR Rate Advances shall automatically be added to, and become a part of, the Monthly Reset LIBOR Rate Advances as of the effective date of such notice as is hereinafter provided for (notwithstanding any provisions of the Note or this Agreement to the contrary), and interest shall accrue thereon, from and after said date, at the Monthly Reset LIBOR Rate or the Default Rate, whichever is then applicable. For purposes of this Section, a notice to Borrower by Agent shall be effective, if lawful, on the date of receipt by Borrower.
1.9    Capital Adequacy. If Agent determines the amount of capital required or expected to be maintained by Agent or any Lender, any Lending Installation of Agent or any Lender, or any corporation or other Person controlling Agent or any Lender is increased as a result of a Change, then, within fifteen (15) days of demand by Agent, the Borrower shall pay to Agent the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which Agent determines is attributable to this Agreement or any Loan or commitment made hereunder (after taking into account Agent's policies as to capital adequacy). Without limiting the foregoing, such compensation shall include an amount equal to any reduction in return on assets or return on equity to a level below that which Agent or any Lender could have achieved absent its extension of credit hereunder and but for such Change. Agent will notify Borrower as promptly as practicable after it determines to demand such compensation. "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines (defined below) or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) or in the interpretation, promulgation, implementation or administration thereof after the date of this Agreement which affects the amount of capital required or expected to be maintained by Agent or any Lender (or any Lending Installation) or any corporation or other Person controlling Agent or any Lender, including without limitation, (a) any such law, regulation or change which affects the London interbank market, and (b) any such change which results in an adjustment (i) of the Federal Deposit Insurance Corporation assessment rate, (ii) of the reserve requirement specified by Regulation D. Notwithstanding the foregoing, for purposes of this Agreement, all requests, rules, guidelines or directives in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act shall be deemed to be a Change regardless of the date enacted, adopted or issued and all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities shall be deemed to be a Change

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regardless of the date adopted, issued, promulgated or implemented. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.
1.10    Indemnification of Agent and the Lenders. Except for a failure caused by Agent's default, Borrower shall indemnify Agent and Lenders against any loss or expense that Agent and/or Lenders may sustain or incur (including, without limitation, any loss or expense sustained or incurred in obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any LIBOR Rate Advance, but excluding any Lender's attorneys' fees (other than Agent's, U.S. Bank's and Bank of America's attorneys' fees) as a consequence of (a) any failure of the Borrower to make any payment when due of any amount due under the Loan Documents, (b) any failure of the Borrower to borrow, continue or convert a LIBOR Rate Advance on a date specified therefor in a notice thereof, (c) any failure to fulfill on the scheduled commencement date of any LIBOR Rate Period hereunder the applicable conditions set forth herein as prerequisites to an advance that is to be a LIBOR Rate Advance or to the election of a LIBOR Rate Advance at a LIBOR Rate, (d) any failure to borrow hereunder after a LIBOR Rate Notice has been given, (e) any payment or prepayment permitted or mandated hereunder of a LIBOR Rate Advance on a date other than the last day of the relevant LIBOR Rate Period, including without limitation upon acceleration following an Event of Default, or (f) the occurrence of any Event of Default, including but not limited to any loss or expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain a LIBOR Rate Advance. Without limiting the foregoing, such loss or expense shall conclusively be deemed to include the Interest Differential. Because of the short‑term nature of this facility, the Borrower agrees that the Interest Differential shall not be discounted to its present value. Any prepayment of an Advance bearing interest at the LIBOR Rate shall be in an amount equal to the remaining entire principal balance of such advance. Agent shall provide to Borrower a statement, signed by an officer of Agent, explaining any such loss or expense and the Interest Differential, and setting forth, if applicable, the computations used to determine such loss or expense and the Interest Differential, which shall be conclusive and binding on Borrower, absent manifest error. All such loss, expense and Interest Differential shall be payable by Borrower to Agent within five (5) days of demand by Agent.

[Remainder of Page Intentionally Left Blank]

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Borrower acknowledges that payment or prepayment of any LIBOR Rate Advance on a date other than the last day of an applicable LIBOR Rate Period shall result in Agent and Lenders incurring additional costs, expenses and/or liabilities and that it is extremely difficult and impractical to ascertain the extent of such costs, expenses and/or liabilities, and any such payment or prepayment therefore must include the Interest Differential and other sums set forth above. Borrower hereby expressly (a) waives any rights it may have under California Civil Code Section 2954.10 to prepay any LIBOR Rate Advance without penalty, upon acceleration of the maturity of the Loan, and (b) agrees that if a prepayment of any LIBOR Rate Advance is made, following any acceleration of the maturity of the Loan by the Agent on account of any transfer or disposition as prohibited or restricted by this Agreement or by any Deed of Trust, then Borrower shall be obligated to pay, concurrently therewith, as a prepayment premium, the applicable Interest Differential and other sums specified above. By initialing this provision in the space provided below, Borrower hereby declares that the Agent and Lenders' agreement to make the subject Loan at the interest rate and for the term set forth in this Agreement constitutes adequate consideration, given individual weight by Borrower, for this waiver and agreement.
BORROWER'S INITIALS:

/s/ CJS KBS University Park, LLC's initials	/s/ CJS KBS ADP Plaza, LLC's initials	/s/ CJS KBS City Gate Plaza, LLC's initials	/s/ CJS KBS Great Oaks, LLC's initials	/s/ CJS KBS Meridian Tower, LLC's initials
/s/ CJS KBS Nashville Industrial Portfolio I, LLC's initials	/s/ CJS KBS North Creek, LLC's initials	/s/ CJS KBS Rivertech, LLC's initials	/s/ CJS KBS Riverview Business Center I & II, LLC's initials	/s/ CJS KBS Royal Parkway Center I & II, LLC's initials
	/s/ CJS KBS Royal Ridge, LLC's initials	/s/ CJS KBS Sabal VI, LLC's initials	/s/ CJS KBS Woodfield Preserve, LLC's initials

Section 1.10	Loan Agreement (KBS REIT I)

1.11    Default Rate. If an Event of Default shall occur and be continuing under the Note, this Agreement or under any of the other Loan Documents, or the entire Principal Balance, all interest accrued thereon, and all other amounts payable under the Loan have not been repaid on or before the Maturity Date, then the entire Principal Balance shall (without notice to or demand upon Borrower) become due and payable on said date, together with all unpaid, accrued interest thereon and all other amounts payable under the Loan, and with interest computed on all such sums from and after that date at a rate which is five percent (5.0%) per annum in excess of the rate(s) of interest then accruing on the Principal Balance, or at the maximum lawful rate of interest which may be charged thereon by Agent, if any, whichever is less (hereinafter called "Default Rate"), until all such amounts are paid in full.
1.12    Late Payment Charge. In the event that any required payment of principal and/or interest hereunder is not made on or before the due date thereof, taking into account any grace period, (but expressly excluding payment of principal due upon maturity (by acceleration or otherwise), Borrower shall pay to Agent, for the benefit of Lenders, a late payment charge equal to five percent (5.0%) of the amount of the overdue payment, for the purpose of reimbursing Agent and Lenders for a portion of the expense incident to handling the overdue payment.
1.13    Effective Rate. Borrower, Agent and the Lenders agree that no payment of interest or other consideration made or agreed to be made by Borrower to Agent and/or the Lenders pursuant to this Agreement, the Note, any Deed of Trust or any other instrument referring to or securing the Loan shall, at any time, be deemed to have been computed at an interest rate in excess of the maximum rate of interest permissible by law, if any. In the event such payments of interest or other consideration provided for in this Agreement, the Note, any Deed of Trust or any other instrument referring to or securing the Loan shall result in payment of an effective rate of interest which, for any period of time, is in excess of the limit of the usury law or any other law applicable to the Loan evidenced by the Note, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party or parties hereto, be applied to the Principal Balance immediately upon receipt of such monies by Agent with the same force and effect as though Borrower had specifically designated, and Agent had agreed to accept, such extra payments as a principal payment, without premium or penalty. If principal has been fully paid, any such excess amount shall be refunded to Borrower. This provision shall control over every other obligation of Borrower, Agent and the Lenders hereunder and under the Note, the Deeds of Trust and any other instrument which secures the Note.
1.14    Application of Payments. Unless Agent otherwise consents in writing, all proceeds and payments made and received under the Note shall be applied in the manner set forth in Section 8.5(b); provided, that if an Event of Default exists and is continuing, with the written consent of all Lenders, Agent may apply any payments and proceeds received to the obligations owing under the Loan Documents and any Swap Contracts in such order and manner as Agent, with the consent of all Lenders, may elect (and if such consent is not forthcoming, in the order and manner set forth in Section 8.5(b)).
1.15    Fees. On the date hereof and on or before the dates set forth therein, Borrower shall pay U.S. Bank all fees, costs and expenses referenced in the Fee Letter. Notwithstanding

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anything contained in this Agreement or any other Loan Document to the contrary, all fees, costs and expenses payable to U.S. Bank under the Fee Letter shall be solely for the account of U.S. Bank, and need not be shared with any other Lender (except only, if at all, as set forth in a separate letter agreement between U.S. Bank and such other Lender). Notwithstanding the foregoing paragraph, Borrower shall pay Merrill, Lynch, Pierce, Fenner & Smith, Incorporated all fees, costs and expenses referenced in a separate fee letter agreement between Borrower and Merrill, Lynch, Pierce, Fenner & Smith, Incorporated dated as of December 9, 2013. Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, all fees, costs and expenses payable to Merrill, Lynch, Pierce, Fenner & Smith Incorporated under the separate fee letter agreement shall be solely for the account of Merrill, Lynch, Pierce, Fenner & Smith, Incorporated, and need not be shared with any other Lender.
1.16    No Waiver by Agent. Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid unless in writing and signed by Agent. All rights and remedies of Agent under the terms of this Agreement, the Note, or any of the other Loan Documents, and under any statutes or rules of law shall be cumulative and may be exercised successively or concurrently. Any provision of this Agreement and the Note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof.
1.17    Persons Authorized to Sign Draw Requests on Behalf of Borrowers. In connection with any disbursement of the Revolving Portion of the Loan, the following persons are hereby authorized to sign draw requests on Borrowers' behalf:
Andree Ngo, Dharshi Chandran, David Snyder, Ann Marie Watters, Stacie Yamane, Maria Tran, Jane Markel, Todd Smith, or Tanya Fisher

II. CONDITIONS OF BORROWING
Neither Agent nor the Lenders shall be required to make any advances hereunder until the pre‑closing requirements, conditions and other requirements set forth below and in Article III have been completed and fulfilled to the satisfaction of Agent, at Borrower's sole cost and expense. It is agreed, however, that Agent and the Lenders may, in their discretion, make advances prior to completion and fulfillment of any or all of such pre‑closing requirements, conditions and requirements, without waiving its right to require such completion and fulfillment before any additional advances are made. If all conditions to the disbursement of the Initial Advance are not satisfied by the Termination Date, Agent at its option and in its sole discretion may terminate this Agreement and all obligations of Agent and Lenders hereunder and under the other Loan Documents.
2.1    Pre‑Closing Requirements. Prior to the closing of the Loan, Borrower shall provide to Agent each of the following, in form and substance acceptable to Agent.

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(a)    A commitment for each Title Policy or a preliminary title report for each Initial Property from the Title Company, complying with the standard requirements of Agent therefor, a copy of each of which has been delivered to Borrower.
(b)    Three (3) copies of a current, certified ALTA/ACSM LAND TITLE SURVEY of each Initial Property, which shall also be prepared in accordance with Agent's standard requirements therefor, a copy of each of which has been delivered to Borrower.
(c)    [Intentionally Deleted].
(d)    An environmental report for each Initial Property showing that no remedial environmental action is recommended or required and other information produced in connection with the Tests. Each environmental report shall also specify whether or not any environmental assessment, study or statement with respect to the Initial Property covered thereby is required by any Governmental Requirement. If such an assessment, study or statement is so required for any Initial Property, Borrower shall provide a copy thereof to Agent, and, if none is so required, Borrower shall provide Agent with an appropriate declaration of environmental nonsignificance relating to such Initial Property, if available in the jurisdiction in which such Initial Property is located.
(e)    Insurance policies or insurance certificates (conforming to the requirements of Exhibit G) written by insurers satisfactory to Agent and in amounts satisfactory to Agent, prepared in accordance with Agent's standard requirements therefor, a copy of each of which has been delivered to Borrower.
(f)    Agent shall have received a flood zone and landslide hazard certification for each Initial Property from a qualified Consultant indicating that the improvements on such Initial Property are not located in a flood plain or any other flood prone area, or within an area subject to landslide hazards, as designated by the Federal Emergency Management Agency or any other Governmental Authority.
(g)    A zoning endorsement for each Initial Property (to the extent available) insuring that such Initial Property is in compliance with the applicable zoning and building codes.
(h)    An Agent-commissioned Appraisal of each Initial Property, addressed to Agent prepared in substantial conformance with applicable Governmental Requirements, and signed by an Appraiser acceptable to Agent and Lenders.
(i)    UCC chattel lien searches from the office of the Secretary of State of Delaware, covering the name of each Borrower.
(j)    A copy of each Borrower's limited liability company agreement (certified by a manager as being true, correct, complete, unamended and in full force and effect) and a copy of each Borrower's Articles of Organization (certified by the appropriate governmental officials in whose offices the same must be filed under applicable law), together with evidence, satisfactory to Agent, that each Borrower has complied with all other filing requirements and fictitious name requirements, if any, necessary to permit such Borrower to do business in the

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state in which such Borrower's Initial Property is located, and evidence, satisfactory to Agent, that each Borrower has complied with the above-mentioned documents in executing the Loan Documents; together with all formation documents for each Guarantor.
(k)    The standard form of office lease and industrial lease to be used by Borrower in leasing space within the Properties.
(l)    A copy of each noncancelable agreement relating to the management, operation or maintenance of the Properties and of each such agreement which cannot be cancelled by thirty (30) days' or less notice.
(m)    A proposed Operating Budget for each Property for its first year of operation.
(n)    The most current available financial statements of each Borrower and each Guarantor certified by the applicable party to be true, correct and complete in all material respects.
(o)    [Intentionally Deleted].
(p)    All title, zoning and entitlement information and documentation requested by Agent.
(q)    Other agreements, documents and exhibits, without limitation, which may be required, in Agent's judgment, to assure compliance with the requirements of this Agreement.
(r)    Receipt and approval by Agent of the Environmental Insurance Policy covering the Initial Properties.
2.2    Loan Documents.
(a)    On or before the Closing Date, Borrower shall execute and deliver (or cause to be executed and delivered) to Agent the following documents in form and substance acceptable to Agent and to its counsel, to evidence and secure the Loan:
(b)    A Note for each Lender in an amount equal to the total initial Committed Amount times such Lender's Commitment Percentage.
(c)    The Deeds of Trust.
(d)    A general assignment of all leases of and rents and income from each Initial Property.
(e)    A first security interest in all Equipment and in all of Borrower's intangible property relating to the Initial Properties, created and evidenced by a security agreement (which may be incorporated within the Deeds of Trust) and by appropriate Uniform Commercial Code financing statements.

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(f)    The Guaranty.
(g)    All other Loan Documents.
(h)    Such other documents as Agent may reasonably require to evidence and secure the Loan.
Agent may designate which of the Loan Documents are to be placed of record, the order of recording thereof, and the offices in which the same are to be recorded. Borrower shall pay all documentary, recording and/or registration taxes and/or fees, if any, due upon the Loan Documents.
2.3    Recordation of Deeds of Trust; Title Insurance. The Deeds of Trust shall have recorded against the Initial Properties, and Agent shall have received Title Policy for each Deed of Trust.
2.4    Opinion of Borrower's Attorneys. Agent shall have received from outside counsel for Borrower a current written opinion or opinions, in scope, form and substance reasonably acceptable to Agent.
2.5    Fees. Borrower shall have paid to U.S. Bank each of the fees specified in, and in accordance with the terms of, the Fee Letter.
2.6    SNDA's and Estoppels. Borrower shall on a commercially reasonable basis have provided to Agent, in form and substance satisfactory to Agent, (a) estoppels with respect to 85% of the current tenants for each Initial Property, and (b) subordination, non-disturbance and attornment agreements for the following tenants:
C.R. Bard, Inc. (Rivertech)
Entegris (Rivertech)
Nuvera Fuel Cells, Inc. (Rivertech)
Instron (825 University)
IBM (Woodfield)
Caremark, Inc. (Cumberland)
Axis Reinsurance Company (Royal Ridge)
2.7    Conditions for Disbursement. Borrowers shall have satisfied all conditions for disbursement set forth in Article III (with respect to the initial disbursement of Loan proceeds being requested by Borrower).
2.8    Borrower Operating Accounts. Each Borrower shall maintain all of its operating accounts (which shall expressly exclude any initial collection accounts into which any rents from a Property are initially deposited, if any, provided such funds shall be promptly deposited into the operating account with U.S. Bank or Bank of America) (collectively, the "Borrower Operating Account") for the Properties with U.S. Bank and/or Bank of America at all times during the term of the Loan (including any extensions thereof). Each Borrower hereby grants to Agent and Lenders a first priority lien and security interest in any funds and proceeds deposited with U.S. Bank and/or Bank of America in such Borrower Operating Account and in

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all other deposit accounts of Borrower with Agent or U.S. Bank and/or Bank of America to secure the Loan and all obligations of Borrower under the Loan Documents (collectively for the purposes of this Section 2.8, the "Collateral"). U.S. Bank and Bank of America, in their capacity as the depository banks for the Borrower Operating Account and any other deposit accounts of Borrower held with Agent or U.S. Bank and/or Bank of America, hereby acknowledges notice of the above pledge and security interest, and agrees to follow all instructions of Agent with respect thereto. The parties to this Agreement acknowledge that U.S. Bank and Bank of America, as the depository banks, hold or will hold possession of the Collateral for the benefit of Agent and Lenders, as secured parties, and will take directions from U.S. Bank, as Agent, with respect to the Collateral. Each Borrower will execute such control agreements in connection with the foregoing as Agent or any such depository bank reasonably requests.
2.9    Credit Approval. On or before the date of closing of the Loan, Agent and Lenders shall have completed their due diligence of Borrowers, Guarantor and the Initial Properties and received full credit approval with respect to the transaction.
Notwithstanding anything stated to the contrary in this Article II and/or in Article III herein or elsewhere in this Agreement, the initial funding of the Loan and/or recordation of the Deeds of Trust shall be deemed a confirmation by Agent and the Lenders that all conditions precedent to the funding of the Initial Advance as set forth in this Article II have been satisfied or waived for all purposes, including for purposes of making of any Additional Advances under Article III (except as otherwise expressly reserved by Agent in a writing delivered to Borrower prior to the closing of the Loan).
III. ADVANCES OF LOAN PROCEEDS
3.1    General. Subject to the terms and conditions set forth in this Agreement, each Lender shall, pro rata according to such Lender's Commitment Percentage of the Committed Amount, make advances to Borrower in such amounts as Borrower may request in accordance with the terms of this Agreement. All monies advanced by Agent and the Lenders (including amounts payable to Agent and the Lenders and advanced by Agent and the Lenders to themselves pursuant to the terms hereof) shall constitute loans made to Borrower under this Agreement, evidenced by the Note and this Agreement and secured by the other Loan Documents, and interest shall be computed thereon, as prescribed by this Agreement and the Note, from the date Borrower's Loan account is charged with the amount of the advance, whether or not an advance made to the Title Company is fully disbursed by the Title Company or is withheld in full or in part.
No advance shall constitute a waiver of any condition precedent to the obligation of the Lenders to make any further advance or preclude Agent from thereafter declaring the failure of Borrower to satisfy any such condition precedent to be an Event of Default. All conditions precedent to the obligation of the Lenders to make any advance are imposed hereby solely for the benefit of Agent and the Lenders, and no other party may require satisfaction of any such condition precedent or shall be entitled to assume that Agent and the Lenders will make or refuse to make any advance in the absence of strict compliance with such condition precedent.

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Agent may, at Agent's option, without any obligation to do so, advance to Agent and/or Lenders from the proceeds of the Loan all other sums due or to become due Agent and/or Lenders under this Agreement, under any Swap Contract entered into with Borrower or under any of the other Loan Documents, including but not limited to their fees, attorneys' fees, Appraisal fees, internal Appraisal review and other fees, administrative fees and expenses, syndication and transfer costs, and all other out-of-pocket expenses incurred by Agent in connection with this Agreement and with the Loan. Agent shall also have the right, but not the obligation, to advance and directly apply the proceeds of the Loan to the satisfaction of any of Borrower's other obligations hereunder, under any Swap Contracts entered into with Borrower or under any of the other Loan Documents.
In no event shall Agent and Lenders have any obligation to make any advance if the requested advance, plus the sum of all outstanding advances, would exceed the then current Availability Amount.
3.2    Inspections. Agent, the Title Company, Consultants and their representatives shall have access to the Properties at all reasonable times and upon not less than twenty four hours prior notice, and shall have the right to enter any Property and to conduct such inspections thereof at their sole cost and expense, and subject to the rights of tenants under their leases, provided if an Event of Default exists, such inspection shall be at Borrower's expense, as they shall deem necessary or desirable for the protection of the interests of Agent and the Lenders.
3.3    Responsibility of Agent and the Lenders. It is expressly understood and agreed that neither Agent nor the Lenders assume any liability or responsibility for protection of the Properties, for any representations made by Borrower, or for any acts on the part of Borrower to be performed under the Loan Documents.
3.4    [Intentionally Deleted].
3.5    Initial Advance and Additional Advances. Provided that all of the terms and conditions precedent set forth in Article II above and this Article III (including without limitation Section 3.6 below, and as to any Holdback Amount, Section 3.7 hereof) shall have been satisfied or deemed satisfied as provided in Article II above, Lenders shall make the Initial Advance of the Loan in the amount of $185,000,000 (the "Initial Advance") to or for the benefit of Borrower. At any time from and after the Closing Date through the date that is sixty (60) days prior to the initial Maturity Date (or to the date that is sixty (60) days prior to the applicable extended Maturity Date if Borrower exercises one or both of its extension options pursuant to the provisions of Section 1.4 herein) (the "Availability Period"), provided that all of the terms and conditions set forth in this Article III have been satisfied (or deemed satisfied) or waived, Borrower shall have the right to request and receive additional advances of the Loan (each, an "Additional Advance") in an amount not to exceed, when added to the existing outstanding principal balance, the then existing Availability Amount. Whenever Borrower desires to obtain an advance of Loan proceeds, Borrower shall submit a signed Draw Request, in the form attached hereto as Exhibit J, to Agent at least two (2) business days prior to the date on which the requested advance is to be made ("Advance Date"). The funding of any Additional Advance shall be subject to the satisfaction of the following additional conditions:

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(a)    If requested by Agent in connection with any advance, Borrower shall provide to Agent one or more endorsements (to the full extent available) to and continuation of each Title Policy, showing that there have been no mechanic's or materialmen's liens or other liens filed since the date of the issuance of such Title Policy, ensuring that each Additional Advance shall be secured by the Deeds of Trusts in a first lien position, subject to no other liens or title exceptions, other than the Permitted Encumbrances, and/or updating the effective date of each Title Policy to the relevant Advance Date, which endorsements shall be provided at Borrower's expense. If any liens or other matters, which in Agent's good faith reasonable judgment jeopardize or otherwise impair its security interest (and/or the first priority thereof) in any Property, are disclosed by said endorsement and continuation or are in any other manner discovered by the Title Company or Agent, no further advances shall be made until such liens or other matters have been waived by Agent or satisfied in a manner acceptable to Agent. Upon written demand of Agent, Borrower shall immediately cause any such liens or other matters to be satisfied or released, of record, or bonded around and removed from the Property encumbered thereby or affirmatively insured over by the Title Company to Agent's satisfaction, or shall make other arrangements with respect to the discharge thereof and the releases thereof from the Property encumbered thereby as are acceptable to Agent, in its reasonable discretion.
(b)    No Event of Default (or event that with the giving of notice and/or the passage of time could become an Event of Default) shall have occurred and be continuing. In no event shall Agent be required to make any advance unless, at the time of the advance, there shall exist no Event of Default hereunder (or event that with the giving of notice and/or the passage of time could become an Event of Default), and all representations and warranties made herein shall be true and correct in all material respects on and as of each Advance Date with the same effect as if made on that date.
(c)    Unless otherwise agreed by Agent, Borrower shall not be entitled to more than two (2) disbursements of Loan proceeds per month.
(d)    Each Advance under the Loan must be for at least Two Hundred Fifty Thousand Dollars ($250,000), or for the amount of the remaining available Committed Amount if less.
(e)    In no event shall Agent and Lenders have any obligation to make any advance if the requested advance, plus the sum of all the previous outstanding advances, would exceed the then existing Availability Amount.
3.6    Additional Conditions to Each Disbursement. In addition to all other conditions and requirements set forth in this Agreement and any of the other Loan Documents, Agent may require that each of the following conditions be satisfied (or deemed satisfied or waived as provided in Article II herein) with respect to each disbursement of Loan proceeds:
(a)    As of the date of each disbursement, no suit or proceeding at law or in equity, and no investigation or proceeding of any governmental body, has been instituted or, to the knowledge of Borrower, has been threatened, which in either case would substantially, negatively affect the condition or business operations of Borrower or the Property.

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(b)    As of the date of each disbursement, no default or Event of Default under this Agreement or under any of the other Loan Documents shall have occurred and be continuing, and no event shall have occurred which, upon the service of notice and/or the lapse of time, would constitute an Event of Default thereunder.
(c)    As of the date of each disbursement, the representations and warranties set forth in Article IV of this Agreement shall each be true and correct in all material respects as of the date of each disbursement.
(d)    Agent shall have determined, in its reasonable discretion, that immediately following the requested disbursements of Loan proceeds, the outstanding principal amount of the Loan would not exceed the Availability Amount.
3.7    Holdbacks. Notwithstanding anything contained in this Agreement which may be construed to the contrary, Agent and Lenders shall have no obligation to disburse:
(a)    The Tyson's Dulles Plaza Holdback (so that the Availability Amount cannot exceed $200,000,000) unless and until the KBS Tyson Dulles Plaza Property has been encumbered by a Deed of Trust in favor of Agent, has been added to the collateral for the Obligations hereunder, is contributing to the Borrowing Base Amount hereunder, and all of the other conditions and requirements of Section 7.21 hereto shall have been satisfied prior to March 31, 2014 with respect to the KBS Tyson Dulles Plaza Property (in addition to all other conditions to disbursement set forth in Article III having been satisfied, including without limitation those set forth in Section 3.6 hereof); and
(b)    The 825 University Holdback (so that the Availability Amount cannot exceed $235,000,000) unless and until the KBS 825 University Property has been encumbered by a Deed of Trust in favor of Agent, has been added to the collateral for the Obligations hereunder, is contributing to the Borrowing Base Amount hereunder, and all of the other conditions and requirements of Section 7.21 hereto shall have been satisfied prior to March 31, 2014 with respect to the KBS 825 University Property (in addition to all other conditions to disbursement set forth in Article III having been satisfied, including without limitation those set forth in Section 3.6 hereof).
IV. REPRESENTATIONS AND WARRANTIES OF BORROWER
Borrowers represent and warrant to Agent and the Lenders that, except as disclosed by Borrowers to Agent in writing:
4.1    Legal Status of Borrower. Each Borrower is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly registered and qualified to transact business in, and is in good standing under the laws of, the state in which the Property it owns is located, and has all power, authority, permits, consents, authorizations and licenses necessary to carry on its business, to construct, equip, own and operate such Property and to execute, deliver and perform this Agreement and the other Loan Documents; all consents of the members of each Borrower necessary to authorize the execution, delivery and performance of this Agreement and of the other Loan Documents which have been

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or are to be executed by and on behalf of each Borrower have been duly obtained and are in full force and effect; this Agreement and such other Loan Documents have been duly authorized, executed and delivered by and on behalf of each Borrower so as to constitute this Agreement and such other Loan Documents the valid and binding obligations of each Borrower, enforceable in accordance with their terms; and each Borrower has complied with all applicable assumed and/or fictitious name requirements of the state in which it is organized and of the state in which the Property it owns is located, if different.
4.2    Title. Each Borrower is the owner, in fee simple, of one of the Properties (or, if approved by Agent and Lenders with respect to an Additional Property, the owner of a valid leasehold estate in such Additional Property), subject to no lien, charge, mortgage, deed of trust, restriction or encumbrance, except Permitted Encumbrances.
4.3    No Breach of Applicable Agreements or Laws. The consummation of the transactions contemplated hereby and the execution, delivery and/or performance of this Agreement and the other Loan Documents will not result in any breach of or constitute a default under any mortgage, deed of trust, lease, bank loan, credit agreement, or other instrument or violate any Governmental Requirements, to which any Borrower or Guarantor is a party, or by which any Borrower or Guarantor may be bound or affected.
4.4    No Litigation or Defaults. To the knowledge of Borrowers, there are no actions, suits or proceedings pending or threatened in writing against any Borrower, Guarantor or any Property, or involving the validity or enforceability of the Loan Documents or the priority of the lien thereof, at law or in equity; and no Borrower or Guarantor is in default under any order, writ, injunction, decree or demand of any court or any administrative body having jurisdiction over such Borrower or Guarantor.
4.5    Financial and Other Information. The financial statements of each Borrower and Guarantor previously delivered to Agent fairly and accurately present the financial condition of such Borrower and Guarantor as of the dates of such statements, and neither this Agreement nor any document, financial statement, financial or credit information, certificate or statement referred to herein or furnished to Agent by Borrower or Guarantor contains any untrue statement of a material fact or omits a material fact, or is misleading in any material respect.
4.6    No Defaults under Loan Documents or Other Agreements. There is, and, until the Lenders have been fully repaid the entire indebtedness evidenced or to be evidenced by the Note, there will be, no default or Event of Default on the part of any Borrower or Guarantor under the Loan Documents or under any other document to which any Borrower or Guarantor is a party and which relates to the ownership, occupancy, use, development, construction or management of any Property; and no Borrower or Guarantor is in default or will be in default in the payment of the principal or interest on any of its indebtedness for borrowed money, and no Borrower or Guarantor is, or will be, in default under any instrument or agreement under and subject to which any indebtedness for borrowed money has been issued or is secured; and no event has occurred, or will occur, which, with the lapse of time or the giving of notice or both, would constitute a default thereunder.

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4.7    Boundary Lines; Conformance with Governmental Requirements and Restrictions. The exterior lines of the Improvements are, and at all times will be, within the boundary lines of the Land pertaining thereto (except as specifically disclosed on the survey(s) delivered to Agent), and Borrower has examined and is familiar with all applicable covenants, conditions, restrictions and reservations, and with all applicable Governmental Requirements, including but not limited to building codes and zoning, environmental, hazardous substance, energy and pollution control laws, ordinances and regulations affecting each Property, and each Property will conform to and comply in all material respects with said covenants, conditions, restrictions, reservations and Governmental Requirements.
4.8    Utilities, Etc. Telephone services, gas, electric power, storm sewers, sanitary sewer and water facilities are available to the boundaries of each Property, adequate to serve the Property and not subject to any conditions (other than normal charges to the utility supplier) which would limit the use of such utilities. All streets and easements necessary for operation of each Property are available to the boundaries of the Property.
4.9    Personal Property. Each Borrower is now and shall continue to be the sole owner of the Equipment pertaining to its Property, free from any lien, security interest or adverse claim of any kind whatsoever, except for liens or security interests in favor of Agent, the interest of a lessor pursuant to a lease of personal property approved by Agent, in Agent's sole discretion, or liens or security interests otherwise approved by Agent in Agent's sole discretion.
4.10    Condemnation. To Borrowers' knowledge, no condemnation proceeding or moratorium is pending or threatened against any Property which would impair the construction, use, sale or occupancy of such Property (or any portion thereof) in any manner whatsoever.
4.11    Governmental Regulations. No Borrower is subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed.
4.12    Employee Benefit Plans. No Borrower maintains any pension, retirement or profit sharing employee benefit plan that is subject to any provision of the Employee Retirement Income Security Act of 1974, as amended from time to time.
4.13    Brokers. There are no brokerage commissions or finders' fees due or claimed by any party to be due in connection with or with respect to the transaction contemplated hereby.
4.14    Defects and Hazards. To Borrowers' knowledge, Borrowers do not know of any defects, facts or conditions affecting the Land that would make it unsuitable for the use contemplated hereunder or of any abnormal hazards (including earth movement or slippage) affecting the Land.
4.15    Permits. To Borrowers' knowledge and except as disclosed in any zoning reports obtained by Agent (if any), each Borrower has obtained all permits for the Improvements, annexation agreements, plot plan approvals, subdivision approvals (including the approval and recordation of any required subdivision map), environmental approvals (including a negative declaration or an environmental impact report if required under applicable law), sewer and water

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permits and zoning and land use entitlements necessary for the operation of such Borrower's Property.
4.16    No Consumer Purpose. Borrowers represent and warrant that the Note evidences a business loan and that no portion of the proceeds of the Loan evidenced by the Note will be used by any Borrower for family or household purposes.
THE WARRANTIES AND REPRESENTATIONS IN THIS ARTICLE IV, AND ANY ADDITIONAL WARRANTIES AND REPRESENTATIONS CONTAINED HEREIN AND IN THE OTHER LOAN DOCUMENTS, SHALL BE DEEMED TO HAVE BEEN RENEWED AND RESTATED BY BORROWER EACH TIME BORROWER SUBMITS A REQUEST FOR AN ADDITIONAL ADVANCE TO AGENT OR DELIVERS A QUARTERLY CERTIFICATE TO AGENT PURSUANT TO SECTION 5.4, SUBJECT TO THE QUALIFICATIONS AS TO SUCH REPRESENTATIONS AND WARRANTIES CONTAINED THEREIN (PROVIDED, FOR PURPOSES OF CLARIFICATION, THIS SHALL IN NO EVENT PREVENT AGENT AND LENDERS FROM EXERCISING THEIR RIGHTS AND REMEDIES UNDER THIS AGREEMENT IN ACCORDANCE WITH SECTION 5.12 AND SECTION 6.1 OF THIS AGREEMENT IF AT ANY TIME AGENT OR LENDERS DETERMINE THAT A REPRESENTATION OR WARRANTY IS NOT TRUE, CORRECT AND COMPLETE IN ALL MATERIAL RESPECTS).
V. COVENANTS OF BORROWER
While this Agreement is in effect, and until the Lenders have been paid in full the principal of and interest on all advances made by the Lenders hereunder and under the other Loan Document, Borrower hereby covenants as set forth in this Article V:
5.1    Paying Costs of Property and Loan. Borrower shall pay and discharge, when due, all taxes, assessments and other governmental charges upon each Property, as well as all claims for labor and materials which, if unpaid, might become a lien or charge upon any Property; provided, however, that Borrower shall have the right to contest the amount, validity and/or applicability of any of the foregoing with respect to any Property in strict accordance with the terms of the Deed of Trust encumbering such Property.
Borrowers shall also pay all costs and expenses of Agent (but not any of the other Lenders) and Borrowers in connection with each Property, the preparation and review of the Loan Documents and the making, closing, administration and repayment of the Loan, including, but not limited to, the fees of Agent's attorneys (which shall be limited to reasonable attorneys' fees), appraisal fees, environmental fees, survey and title search fees, title insurance costs, disbursement expenses, and all other costs and expenses payable to third parties incurred by Agent or Borrowers in connection with the Loan. Additionally, following and during the occurrence of an Event of Default, Borrower shall pay the fees of Agent's, U.S. Bank's and Bank of America's attorneys (which shall be limited to reasonable attorneys' fees incurred by Agent, U.S. Bank and Bank of America in connection with the exercise by Agent and Bank of America of their respective rights and remedies hereunder). Without limiting the foregoing, Borrowers shall pay all reasonable fees, charges and disbursements of outside counsel for Agent (determined on the basis of such counsel's generally applicable rates) and/or the allocated costs

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of in-house counsel incurred from time to time. Such costs and expenses shall be so paid by Borrower whether or not the Loan is fully advanced or disbursed.
5.2    Using Loan Proceeds. Borrowers shall use the Loan proceeds only for investments in commercial real estate and for other business and investment purposes (which shall include distributions to its members when such distributions are permitted under the terms and conditions of this Agreement), and in no event shall Borrowers use the proceeds of the Loan for family or household purposes.
5.3    Keeping of Records. Borrowers shall set up and maintain accurate and complete books, accounts and records pertaining to each Property in a manner reasonably acceptable to Agent. Borrowers will permit representatives of Agent to have free access to and to inspect and copy all books, records and contracts of Borrowers. Any such inspection by Agent and/or its Consultants shall be for the sole benefit and protection of Agent and the Lenders, and Agent shall have no obligation to disclose the results thereof to Borrowers or to any third party.
5.4    Providing Financial Information. Beginning with the quarter ending December 31, 2013, Borrowers shall furnish to Agent (a) evidence of payment of real estate taxes assessed against each Property on or before each due date thereof during the term of the Loan, (b) annual unaudited financial statements for each Borrower and Guarantor within one hundred twenty (120) days of each fiscal year end, including balance sheets, income statements, a statement of cash flow and supporting schedules reasonably requested by Agent, (c) quarterly unaudited financial statements for each Borrower and Guarantor, within forty-five (45) days of each calendar quarter end (except for the fiscal quarters ending December 31, for which such statements shall be delivered within one hundred twenty (120) days of each December 31), including balance sheets and income statements, and at Agent's request, a statement of funds available for distribution and a supplementary real estate schedule (including, when applicable, covenant compliance certificates from Guarantor in form and substance satisfactory to Agent with respect to Guarantor's financial covenants set forth in the Guaranty), (d) to the extent there is a balance outstanding under the Loan during such period, a quarterly certification statement and Availability Amount calculation within forty-five (45) days of each calendar quarter end, (except for the fiscal quarters ending December 31, for which such statements shall be delivered within one hundred twenty (120) days of each December 31), including the Borrowing Base Amount calculation, in form and substance satisfactory to Agent, and (e) such additional information as Agent shall reasonably request (not more than once per month) regarding any Borrower, Guarantor and any Property, within thirty (30) days (or such reasonably necessary time period as may be required by Borrower or Guarantor) after Agent's written request therefor. All such financial statements shall be in reasonable detail, shall be prepared in accordance with GAAP, and shall be certified by the party to which they apply as true, correct and complete. Notwithstanding the foregoing provisions of this Section 5.4 which permit the Guarantor to provide unaudited financial statements, in the event that KBS Real Estate Investment Trust, Inc. shall no longer provide audited consolidated financial statements to the Securities and Exchange Commission, which include the results of operations of Guarantor, the annual financial statements of Guarantor to be delivered to Agent above shall be audited by a third-party certified public accountant reasonably satisfactory to Agent (although unaudited financial statements shall no longer be permitted with regard to the Guarantor's last fiscal quarter, unaudited financial statements may be provided for the first three (3) fiscal quarters of the Guarantor's fiscal year).

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5.5    Providing Operating Budgets and Operating Statements. Borrower shall deliver to Agent within forty-five (45) days after the end of each calendar quarter (except for the fiscal quarters ending December 31, for which such statements shall be delivered within one hundred twenty (120) days of each December 31) (or, upon Agent's written request, within thirty (30) days after the end of the applicable month, and not more frequently than once per calendar month), a Borrower-prepared rent roll and operating statement for each Property for the preceding calendar quarter, which Operating Statement shall specifically note all material variations from such Property's current Operating Budget. Borrower shall also deliver to Agent an annual Operating Statement, rent roll and Operating Budget for each Property within one hundred twenty (120) days following the end of each fiscal year. All such Operating Statements shall be certified as true, correct and complete by Borrower.
5.6    Providing Leasing Information. Borrowers shall provide a leasing status report for each Property within forty-five (45) days of the end of each calendar quarter (except for the fiscal quarters ending December 31, for which such statements shall be delivered within one hundred twenty (120) days of each December 31).
5.7    Maintaining Insurance Coverage. Borrowers shall, at all times until all Obligations have been fully repaid, maintain, or cause to be maintained, in effect (and shall furnish to Agent copies of), insurance policies or insurance certificates, as required under the terms of Exhibit G attached hereto, and shall furnish to Agent on an annual basis with proof of payment of all premiums therefor within thirty (30) days of payment.
5.8    Complying with Other Documents. Borrowers shall comply with and perform all of their agreements and obligations under all other contracts and agreements to which any Borrower is a party relating to the ownership, occupancy, use, development, construction or management of the Properties to the extent, at such time, a reasonably prudent owner of commercial property would do so, and shall comply with all requests by Agent which are consistent with the terms thereof.
5.9    Lease Approval Rights. Except as specified below, Borrowers shall not enter into, amend or modify any lease covering any portion of any Property without Agent's prior written consent, in Agent's reasonable discretion, and shall furnish to Agent, upon execution, a fully executed copy of each such lease entered into by Borrower, together with all exhibits and attachments thereto and all amendments and modifications thereof. For leases that require Agent approval, Borrower shall provide Agent with a copy of the Letter of Intent ("LOI") for each proposed lease and, to the extent available, with financial information on the proposed tenant to aid Agent in determining whether it will consent thereto. Agent may declare any future leases with key tenants at any Property to be prior or subordinate to the Deed of Trust encumbering such Property, at Agent's sole option, and Borrower shall use commercially reasonable efforts to obtain SNDAs to achieve such subordination. A proposed LOI shall be deemed approved by Agent unless Agent disapproves such LOI in writing within five (5) Business Days after such LOI is submitted to Agent for approval.  Upon approval (or deemed approval) of the LOI, no further approval will be required by Agent and Agent will have granted its consent to the lease that results from the LOI so long as such lease is on a lease form approved by Agent (which lease form may be modified to address customary lease modifications in the marketplace), and

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the business terms in the lease are not materially different from the terms outlined in the approved (or deemed approved) LOI.
Notwithstanding the first sentence of this Section 5.9, with respect to Qualifying Leases (as defined below), Borrowers shall not be obligated to obtain Agent's prior written consent so long as such lease (i) is on a lease form approved by Agent (which lease form may be modified to address customary lease modifications in the marketplace); (ii) the net effective rent payable under such lease is equal to or in excess of 85% of market rents at the time the lease is executed; and (iii) the term for such lease is equal to or greater than 1-year. Notwithstanding anything contained in this paragraph, Borrower shall be obligated to obtain Agent's prior written consent for Qualifying Leases during any period of time in which an Event of Default has occurred and is continuing to occur.
Borrowers shall use commercially reasonable efforts to obtain SNDAs and estoppel statements, in form and substance reasonably satisfactory to Agent, as to those leases and tenants requested by Agent, within thirty (30) days of Agent's request.
For purposes of this Section 5.9, "Qualifying Lease" shall mean a lease for less than 50,000 square feet.
5.10    Compliance with Laws. Borrowers will comply and, to the extent they are able, will cause others to comply with all laws and requirements of Governmental Authorities having jurisdiction over the processing, approving and recording of any subdivision map, any of the Land or construction or sale of any of the Improvements and will furnish Agent with reports of any official searches for violation of any requirements established by such Governmental Authorities. Borrowers will use commercially reasonable efforts to comply and, to the extent it is able, will use commercially reasonable efforts to cause others to comply with all restrictive covenants and all obligations created by private contracts and leases which affect ownership, construction, equipping, fixturing, use, occupancy, sale or leasing of each Property (or any portion thereof). Each Property and the leasing and sale thereof shall be in compliance with all permits and approvals issued by Governmental Authorities with respect to such Property, applicable building, zoning and use laws, requirements, regulations and ordinances and such leasing and sale will not violate any restrictions of record against such Property. Borrowers will deliver to Agent, promptly after receipt thereof, copies of all permits and approvals received from Governmental Authorities relating to the use, development, leasing and/or sale of the Improvements for each Property.
5.11    Ownership of Personal Property. Each Borrower is, and after the date hereof, will be the sole owner of all Equipment pertaining to such Borrower's Property, free from any adverse lien, security interest or adverse claim of any kind whatsoever, except for security interests and liens in favor of Agent and other liens approved by Agent, in Agent's sole discretion. Borrower will not convey or transfer any portion of the Equipment without the prior written consent of Agent.
5.12    Representations and Warranties. Until repayment of the Note and all other obligations secured by the Deeds of Trust, Borrowers shall ensure that the representations and warranties of Article IV remain true and complete in all material respects, provided Agent shall

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not declare an Event of Default based solely on a breach of this covenant unless Agent reasonably determines that such breach (a) would have a material adverse effect on any Property, any Borrower and/or Guarantor or (b) was intentional.
5.13    Trade Names. Borrowers shall immediately notify Agent in writing of any change in the jurisdiction of organization or place of business of, or the change in the legal, trade or fictitious business names used by, any Borrower, any of its constituent members or Guarantor, and Agent is hereby authorized to file or record any additional financing statements, amendments and other certificates necessary to reflect any such changes.
5.14    No Distributions. If an Event of Default exists and is continuing, no Borrower will, without the prior written consent of Agent in its sole discretion, make any distribution of assets to any member in any Borrower, whether or not such a distribution is permitted under the terms of such Borrower's limited liability company agreement, including repayment of any loans made by a member in any Borrower to such Borrower, return of capital contributions, distributions upon termination, liquidation or dissolution of such Borrower or any development, property management, accounting or other fees payable to a member in such Borrower (unless any such fee has been approved by Agent, in Agent's sole discretion).
5.15    Future Development. Borrowers shall not undertake any on-site construction, demolition or rehabilitation work at any Property (other than tenant improvements under leases approved by Agent or under leases which do not require Agent's consent and capital improvements on the Properties done in the ordinary course of business) without the prior written consent of Agent, which consent shall not be unreasonably withheld or delayed.
5.16    Further Assurances. Borrowers shall execute and deliver from time to time, promptly after any request therefore by Agent, any and all instruments, agreements and documents and shall take such other action as may be necessary or desirable in the opinion of Agent to maintain, perfect or insure Agent's security provided for herein and in the other Loan Documents, including the filing or recording of UCC renewal statements or amendments, the execution of such amendments to the Deeds of Trust and the other Loan Documents and the delivery of such endorsements to the Title Company, all as Agent reasonably requires, and shall pay all fees and expenses (including reasonable attorneys' fees) related thereto or incurred by Agent in connection therewith.
5.17    Notice of Litigation, Etc.. Promptly upon receiving notice thereof, Borrowers will give, or cause to be given, prompt written notice to Agent of (a) any action or proceeding instituted by or against any Borrower or Guarantor in any federal or state court or before any commission or other regulatory body, Federal, state or local, foreign or domestic; or (b) any such proceedings that are threatened against any Borrower, or Guarantor which, if adversely determined, could have a material and adverse effect upon any Borrower's or Guarantor's businesses, operations, properties, assets, managements, natures of ownership or conditions (financial or otherwise) or which would constitute an event of default or a default under any other contract, instrument or agreement to which any of them is a party or by or to which any of them or any of their properties or assets may be bound or subject; or (c) any actions, proceedings or notices materially adversely affecting any Property (or any portion thereof) or Agent's interest

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therein or any zoning, building or other municipal officers, offices or departments having jurisdiction with respect to any Property or the leasing of it.
5.18    USA Patriot Act Compliance Covenant. No Borrower or Guarantor, and no Affiliate or agent of any Borrower or Guarantor shall (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person; (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224, the USA Patriot Act of 2001 (Public Law 107-56) (the "USA Patriot Act") or any other Anti-Terrorism Law.  Borrower shall deliver to Agent any certification or other evidence requested from time to time by Agent in its sole discretion, confirming Borrower's compliance with this Section. For the purposes of this Section, (1) "Blocked Person" shall mean (i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (iii) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (iv) a Person that commits, threatens or conspires to commit or supports "terrorism" as defined in Executive Order No. 13224; (v) a Person that is named as a "specially designated national" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list; or (vi) a Person who is affiliated or associated with a person or entity listed above and (2) "Anti-Terrorism Laws" shall mean any laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the laws comprising or implementing the Bank Secrecy Act, and the Law administered by the United States Treasury Department's Office of Foreign Asset Control (as any of the foregoing laws may from time to time be amended, renewed, extended, or replaced).
5.19    Maintenance of Existence. Borrowers, Guarantor and their respective constituent members each shall maintain and preserve its existence and all rights and franchises material to its business.
5.20    Borrower Operating Account. Borrowers shall at all times maintain the Borrower Operating Account described in Section 2.8 with Agent.
5.21    Single Purpose Entity Provisions. Each Borrower's sole business purpose shall be to own, finance and operate a Property and to take such other actions as are ancillary thereto. Each Borrower (i) shall conduct business only in its own name and under any trade name for the Improvements, (ii) shall not engage in any business or have any assets unrelated to its Property, (iii) shall not have any indebtedness other than as permitted by this Agreement or except as permitted in writing by Agent, (iv) shall have its own separate books, records, and accounts (with no commingling of assets), (v) shall hold itself out as being an entity separate and apart from any other person or entity, (vi) shall observe limited liability company formalities independent of any other entity, and (vii) shall not change its name, identity, or organizational structure, unless Borrower shall have obtained the prior written consent of Agent to such change, and shall have

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taken all actions necessary or requested by Agent to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents.
5.22    No Other Debt. Without Agent's written consent, no Borrower shall incur any other indebtedness, whether secured or unsecured, other than the Loan, trade debt and other expenditures contemplated under this Agreement (including payment of taxes, insurance, tenant improvements and capital expenditures) reasonably incurred in the ordinary course of operating such Borrower's Property (all of which are debts which are expressly permitted under the Loan Documents); provided that the foregoing shall not be deemed to prohibit up to $1,000,000 in the aggregate at each Property owing under equipment leases for equipment to be used by Borrowers in connection with the Properties; and provided further, however, that in no case may such leased equipment be incorporated into any Improvements as part of the structure thereof or otherwise installed as part of any Improvements in such a way that the removal thereof would result in material damage to such Improvements.
5.23    Outstanding Principal Amount of the Loan Shall Not Exceed the Availability Amount. Borrowers agree not to permit the Principal Balance to at any time exceed the Availability Amount (as it may be reduced from time to time hereunder). Notwithstanding the foregoing and anything to the contrary in this Agreement, the foregoing shall be tested as of the end of each calendar quarter (and shall not be tested on any other date, other than in connection with an extension of the Maturity Date under Section 1.4 or a release of a Property as specified in Section 7.22), and reported in accordance with the provisions of Section 5.4 hereof. If, at any time, it is determined that the aggregate outstanding Principal Balance exceeds the Availability Amount, Borrowers shall, within fifteen (15) days following Agent's written request, pay the outstanding principal balance of the Loan down to an amount such that the outstanding principal balance of the Loan does not exceed the Availability Amount.
5.24    Affiliate Transactions. No Borrower shall engage in any transaction affecting any Property with an Affiliate of any Borrower or of Guarantor unless (a) the Affiliate is either a taxable REIT subsidiary of Parent REIT or KBS Capital Advisors LLC, (b) the terms are commercially reasonable and Borrower's payment terms thereunder are competitive with amounts that would be paid to or received from third parties on an "arm's-length" basis, (c) the terms are reduced to a writing covering all material aspects of such arrangement, and (d) the agreement with the Affiliate is terminable without cause by Borrower or Agent, without penalty or fee, upon thirty (30) days' prior written notice.
5.25    Borrower and Guarantor Covenants. Borrower shall cause Guarantor to comply with the financial covenants set forth in Section 13 of the Guaranty. Failure to comply with this Section 5.25 shall constitute an immediate Event of Default hereunder.
5.26    EIN. Each Borrower's U.S. employer identification number is set forth on Exhibit K attached hereto.
5.27    Merrill Fee Letter. Borrower shall pay Merrill, Lynch, Pierce, Fenner & Smith, Incorporated all fees referenced in the separate fee letter agreement dated December 9, 2013

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between Borrower and Merrill, Lynch, Pierce, Fenner & Smith, Incorporated on or before the dates specified therein.
VI. DEFAULTS
6.1    Events of Default. Any of the following events shall constitute an Event of Default under this Agreement:
(a)    Borrower shall fail to make payment of principal within three (3) business days after the same becomes due according to the terms hereof or of any Note.
(b)    Borrower shall fail to make payment of interest on advances made by Agent or Lenders, or fail to pay any fees or other amounts payable to Agent or Lenders, hereunder, under any Note or under any of the other Loan Documents within three (3) business days after the same becomes due.
(c)    Any Borrower or Guarantor shall fail to perform or observe any obligation or covenant (other than those obligations and covenants described in subparagraphs (a) and (b), above, or otherwise set forth in subparagraphs (d) through (k), below, of this Section 6.1) under this Agreement or any other Loan Document within thirty (30) days after receipt of written notice that such obligation was not performed; provided that, if cure cannot reasonably be effected within such 30-day period, such failure shall not be an event of default hereunder so long as Borrower or Guarantor, as applicable, promptly (in any event, within ten (10) days after receipt of such notice) commences cure, and thereafter diligently (in any event, within sixty (60) days after receipt of such notice) prosecutes such cure to completion; and provided further, however, that notwithstanding the 30-day cure period or extended cure period described above in this subparagraph (c), if a different notice or cure period is specified under any Loan Document or under any provision of the Loan Documents as to any such failure or breach, the specific Loan Document or provision shall control, and Borrower and Guarantor, as applicable, shall have no more time to cure the failure or breach than is allowed under the specific Loan Document or provision as to such failure or breach.
(d)    Any representation or warranty made by any Borrower in this Agreement, in any of the other Loan Documents, or in any certificate or document furnished under the terms of this Agreement or in connection with the Loan, shall be untrue or incomplete in any material respect provided, to the extent curable and to the extent Agent determines a breach was not intentional, Borrower shall have thirty (30) days to remedy the untrue or incomplete representation, warranty, document or other material (so that it is true and complete in all material respects), before such event constitutes an Event of Default hereunder.
(e)    Any Borrower shall be in default under the terms of any of the other Loan Documents beyond any applicable grace or cure period specified therein, and such default shall not be waived by Agent, or an Event of Default shall exist under the terms of any such instrument.
(f)    Any Borrower or Guarantor shall apply for, consent to or permit the appointment of a receiver, custodian, trustee or liquidator for it or any of its property or assets; or shall fail to, or admit in writing its inability to, pay its debts as they mature; or shall make a

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general assignment for the benefit of creditors or shall be adjudicated bankrupt or insolvent; or shall take other similar action for the benefit or protection of its creditors; or shall give notice to any governmental body of insolvency or pending insolvency or suspension of operations; or shall file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors, or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, rearrangement, dissolution, liquidation or other similar debtor relief law or statute; or shall file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or statute; or shall be dissolved, liquidated, terminated or merged; or shall effect a plan or other arrangement with creditors; or a trustee, receiver, liquidator or custodian shall be appointed for it or for any of its property or assets and shall not be discharged within ninety (90) days after the date of his appointment; or a petition in involuntary bankruptcy or similar proceedings is filed against it and is not dismissed within ninety (90) days after the date of its filing.
(g)    Any of the Guaranty or the Environmental Indemnity, at any time and for any reason ceases to be in full force and effect, or Guarantor or indemnitor contests or denies the validity or enforceability of the Guaranty or the Environmental Indemnity, or gives notice to Agent to such effect, or otherwise attempts to revoke or repudiate any of the foregoing as to any existing or future obligations, or any Borrower has Guarantor as a general partner (or otherwise has a structure where Guarantor would be liable for such Borrower's obligations under the Loan Documents absent the Guaranty).
(h)    Any Borrower shall fail to maintain insurance as required by this Agreement (which, for purposes of clarification, shall not include the Environmental Insurance Policy, it being understood by the parties that termination of such Environmental Insurance Policy shall not be an Event of Default, or constitute a breached obligation under this Agreement, but instead shall only trigger liability of the Guarantor under the Guaranty for any amounts owing by Borrower under the Environmental Indemnity, as more fully set forth in the Guaranty) or shall fail to furnish to Agent proof of payment of all premiums for such insurance within five (5) business days following Agent's written request for same (provided that Borrower has received proof of such payment at the time Agent requests such proof).
(i)    A transfer, encumbrance, lien, change of ownership or other action or occurrence prohibited by any Deed of Trust shall occur (and all notice and cure periods, if any, have elapsed).
(j)    Guarantor shall fail to perform or observe or comply with any financial covenant, agreement or other obligation set forth in Section 13 of the Guaranty.
(k)    Any Borrower fails at any time to satisfy or otherwise comply with (i) the terms, conditions and covenants set forth in (i) Section 5.2 or (ii) Section 5.23.
6.2    Rights and Remedies. Upon the occurrence of an Event of Default, unless such Event of Default is subsequently waived in writing by Agent and Majority Lenders, Agent shall be entitled, at the option of Agent, to exercise any or all of the following rights and remedies, consecutively or simultaneously, and in any order:

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(a)    Lenders may make one (1) or more further advances of Loan proceeds, without liability to make any subsequent advances thereof.
(b)    Lenders may suspend their obligation to make advances under this Agreement, without notice to Borrower.
(c)    Lenders may terminate their obligation to make advances under this Agreement, and Agent may declare the entire unpaid principal balance of the advances made under this Agreement to be immediately due and payable, together with accrued and unpaid interest on such advances, without notice to or demand on Borrower.
(d)    Agent may exercise any or all remedies specified herein and in the other Loan Documents, including (without limiting the generality of the foregoing) the right to foreclose the Deeds of Trust (or any of them), and/or any other remedies which it may have therefor at law, in equity or under statute.
(e)    Agent may cure the Event of Default on behalf of Borrower, and, in doing so, may enter upon the Properties, and may expend such sums as it may deem desirable, including attorneys' fees, all of which shall be deemed to be advances hereunder, even though causing the Loan to exceed the face amount of the Note, shall bear interest at the Default Rate and shall be payable by Borrower on demand.
VII. MISCELLANEOUS
7.1    Binding Effect; Waivers; Cumulative Rights and Remedies. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, legal representatives, successors and assigns; provided, however, that neither this Agreement nor the proceeds of the Loan may be assigned by any Borrower voluntarily, by operation of law or otherwise, without the prior written consent of Agent. No delay on the part of Agent in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder constitute such a waiver or exhaust the same, all of which shall be continuing. The rights and remedies of Agent specified in this Agreement shall be in addition to, and not exclusive of, any other rights and remedies which Agent would otherwise have at law, in equity or by statute, and all such rights and remedies, together with Agent's rights and remedies under the other Loan Documents, are cumulative and may be exercised individually, concurrently, successively and in any order.
7.2    Survival. All agreements, representations and warranties made in this Agreement shall survive the execution of this Agreement, the making of the advances by the Lenders, and the execution of the other Loan Documents, and shall continue until Agent on behalf of the Lenders receives payment in full of all indebtedness of Borrower incurred under this Agreement and under the other Loan Documents.
7.3    Governing Law; Waiver of Jury Trial. This Agreement, the rights of the parties hereunder and the interpretation hereof shall be governed by, and construed in accordance with, the laws of the State of California in all respects. To the maximum extent permitted by

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applicable law, Borrowers hereby waive any right to a trial by jury in any action relating to the Loan and/or the Loan Documents.
7.4    Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute a single Agreement.
7.5    Notices. Any notice required or permitted to be given by either party hereto to the other under the terms of this Agreement, or documents related hereto, shall be deemed to have been given on the date the same is deposited in the United States Mail, registered or certified, return receipt requested, postage prepaid, addressed to the party to which the notice is to be given at the address set forth opposite its name below, or at any other address specified in a notice given by such party to the other not less than ten (10) days prior to the effective date of the address change.

If to Borrower:
KBS Riverview Business Center I & II, LLC
KBS Royal Parkway Center I & II, LLC
KBS Great Oaks, LLC
KBS Sabal VI, LLC
KBS Nashville Industrial Portfolio I, LLC
KBS Royal Ridge, LLC
 c/o KBS REIT Properties, LLC
1909 K Street, NW, Suite 340
Washington, DC 20006
 Attention: Allen Aldridge

KBS North Creek, LLC KBS ADP Plaza, LLC c/o KBS REIT Properties, LLC 620 Newport Center Drive, Suite 1300 Newport Beach, CA 92660 Attention: Mark Brecheen
KBS University Park, LLC KBS City Gate Plaza, LLC c/o KBS REIT Properties, LLC 620 Newport Center Drive, Suite 1300 Newport Beach, CA 92660 Attention: Brent Carroll
KBS Meridian Tower, LLC c/o KBS REIT Properties, LLC 620 Newport Center Drive, Suite 1300 Newport Beach, CA 92660 Attention: Giovanni Cordoves
KBS Woodfield Preserves, LLC

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c/o KBS REIT Properties, LLC 620 Newport Center Drive. Suite 1300 Newport Beach, CA 92660 Attention: Brett Merz
KBS Rivertech, LLC c/o KBS REIT Properties, LLC 590 Madison Avenue, 26th Floor New York, N.Y. 10022 Attention: Shannon Hill

With a copy to:	c/o KBS Capital Advisors LLC 620 Newport Center Drive, Suite 1300 Newport Beach, CA 92660 Attention: Todd Smith

With a copy to:	c/o KBS Capital Advisors LLC 620 Newport Center Drive, Suite 1300 Newport Beach, CA 92660 Attention: Jeff Waldvogel

With a copy to:	Greenberg Traurig, LLP 3161 Michelson Drive, Suite 1000 Irvine, CA 92612 Attention: Bruce Fischer, Esq.

If to Agent:	U.S. Bank National Association Commercial Real Estate 4100 Newport Place, Suite 900 Newport Beach, CA 92660 Attention: Loan Administration
7.6    Agent's Sign. Agent may, if it so desires, publicize its involvement with the Properties, including, but not limited to, issuing press releases, but it may not place any signage on any Property without Borrowers' prior written consent (which consent may be withheld, conditioned or delayed in Borrowers' sole and absolute discretion).
7.7    No Third Party Reliance. No third party shall be entitled to rely upon this Agreement or to have any of the benefits of Agent's and the Lenders' interest hereunder, unless such third party is an express assignee of all or a portion of the interest of Agent and/or any Lender hereunder.
7.8    Time of the Essence. Time is of the essence hereof with respect to the dates, terms and conditions of this Agreement.

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7.9    Entire Agreement; No Oral Modifications. This Agreement, the other Loan Documents and the other documents mentioned herein set forth the entire agreement of the parties with respect to the Loan and supersede all prior written or oral understandings and agreements with respect thereto. No modification or waiver of any provision of this Agreement shall be effective unless set forth in writing and signed by the parties hereto.
7.10    Captions. The headings or captions of the Articles and Sections set forth herein are for convenience only, are not a part of this Agreement and are not to be considered in interpreting this Agreement.
7.11    Joint and Several Liability. If Borrower consists of more than one (1) individual and/or entity, each of said individuals and/or entities shall be jointly and severally liable for each covenant, agreement, representation and warranty of Borrower hereunder.
7.12    Borrowers' Relationship with Agent and the Lenders. The relationship between Borrowers, Agent and the Lenders created hereby and by the other Loan Documents shall be that of a borrower and a lender only, and in no event shall Agent and/or the Lenders be deemed to be a partner of, or a joint venturer with, any Borrower.
7.13    Swap Transactions. Borrowers may enter into one or more Swap Transactions and Swap Contracts with the Swap Counterparty on terms that are acceptable to Swap Counterparty in its sole discretion for the purpose of hedging and protecting against interest rate fluctuation risks with respect to the Loan. Upon the Maturity Date, or such earlier date that the Loan becomes due by reason of an Event of Default, or otherwise, or upon payment of the Loan in full, Agent may direct that all existing Swap Contracts be broken and discontinued, and any and all breakage fees, discontinuance fees, settlement obligations, and any and all other sums, fees and costs with respect to such Swap Transactions and Swap Contracts shall become due and payable by Borrowers in accordance with the respective Swap Contract, with the Borrowers as the sole defaulting party as contemplated by the Swap Contract. Unless otherwise specifically agreed in writing by Borrowers, Agent and Swap Counterparty, Borrowers' obligations (including any payment obligations) with respect to any such Swap Contracts provided by or entered into with Swap Counterparty (that is a Lender hereunder) with respect to the Loan shall be secured by the Deeds of Trust and all other collateral for the Loan, and any default by any Borrower (after the expiration of any applicable notice and cure period) under any such Swap Contracts shall, at the discretion of the Agent, constitute an Event of Default under this Agreement. As additional security for the obligations of Borrowers under the Loan Documents, Borrowers hereby transfer, assign, and convey to Agent and grants to Agent a security interest in, subject to the terms and conditions contained herein, all of Borrowers' present and future rights, titles and interests, but not its obligations, duties or liabilities for any breach, in, under and to all Swap Contracts and all Swap Transactions, any and all amounts received by Borrowers in connection therewith or to which Borrowers are entitled thereunder, and all proceeds of the foregoing. At Agent's option, if an Event of Default exists, all net amounts payable to Borrowers under the Swap Contract shall be paid to Agent and shall be applied to pay interest or other amounts under the Loan. Borrowers acknowledge and agree that, notwithstanding the terms of the Swap Contract, Borrowers shall not modify or terminate the Swap Contract without the prior written consent of Agent.

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Additionally, subject to the terms of the Swap Contract, if there is an uncured default under any Swap Contract, if an Event of Default exists, Agent shall have the right at any time (but shall have no obligation) to take in its name or in the name of any Borrower (or its Affiliate) such action as Agent may at any time determine to be necessary or advisable to cure any uncured default under any Swap Contract or to protect the rights of any Borrower (or its Affiliate) or Swap Counterparty thereunder; provided, however, that before the occurrence of an Event of Default, Agent shall give prior written notice to Borrower before taking any such action. For this purpose, Borrowers hereby constitute Agent their true and lawful attorney-in-fact with full power of substitution, which power of attorney is coupled with an interest and irrevocable by Borrowers in any manner, or for any reason, to exercise, at the election of Agent and so long as an Event of Default exists, any and all rights and remedies of Borrowers (or their Affiliate) under the Swap Contract, including making any payments thereunder and consummating any transactions contemplated thereby, and to take any action that Agent may deem proper in order to collect, assert or enforce any claim, right or title, in and to the Swap Contract hereby assigned and conveyed, from time to time to institute and prosecute in the name and at the expense of Borrowers, or otherwise, but for the benefit of Agent, any and all proceedings at law, in equity, or otherwise, that Agent may deem proper in order to collect, assert or enforce any claim, right or title, of any kind, in and to the Swap Contract hereby assigned and conveyed, or intended so to be, and to defend and compromise, at the election of Agent, any and all actions, suits or proceedings with respect to the Swap Contract, and generally to do all and any such action in relation thereto as Agent shall deem advisable. Agent shall not incur any liability if any action so taken by Agent or on its behalf shall prove to be inadequate or invalid. Borrowers expressly understand and agree that Agent is not hereby assuming any duties or obligations of any Borrower (or its Affiliate) to make payments to Swap Counterparty under any Swap Contract or under any other Loan Document. Such payment duties and obligations remain the responsibility of Borrowers (or their Affiliate) notwithstanding any language in this Agreement. In no event shall any terms and conditions set forth in this Section 7.13 be deemed to diminish or otherwise restrict any rights of a Swap Counterparty under a Swap Contract.
7.14    Automatic Deduction and Credit. So long as Agent is the sole Lender hereunder, at Agent's option, payments owed by Agent as Swap Counterparty under any Swap Contract may be credited against accrued interest and other payments owed by any Borrowers under the Loan provided Agent will provide written notice to Borrower of any such credit. Agent will credit the applicable amounts on the dates the foregoing payments become due; provided, however, that if a due date does not fall on a Business Day, Agent will credit the applicable amounts on the first Business Day following such due date.
7.15    Borrower Waiver. In the event that, at any time, any surety exists that is liable upon only a portion of Borrowers' obligations under the Loan Documents and Borrowers provide partial satisfaction of any obligation(s), Borrower hereby waives any right it would otherwise have under applicable law, if any, or otherwise to designate the portion of the obligation to be satisfied. The designation of the portion of the obligation to be satisfied shall, to the extent not expressly made by the terms of the Loan Documents, be made by Agent rather than by Borrower.
7.16    [Intentionally Omitted].

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7.17    USA Patriot Act Notice. The USA Patriot Act of 2001 (Public Law 107-56) and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an "account" with such financial institution. Consequently, Agent and/or Lenders) may from time-to-time request in writing, and each Borrower shall provide to Agent and/or Lenders, such Borrower's name, address, tax identification number and/or such other identification information as shall be reasonably necessary for Agent and/or Lenders to comply with federal law. An "account" for this purpose may include, without limitation, a deposit account, cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product.
7.18    Statute of Frauds. The rights and obligations of Borrower, Agent and Lenders under the Loan Documents shall be determined solely from the Loan Documents, and any prior oral agreements between the Borrower, Agent and Lenders relating to the Loan are superseded by and merged into the Loan Documents.
7.19    Joint Borrower Provisions. Each Borrower acknowledges and agrees that it shall be jointly and severally liable for the Loan and all other Obligations arising under this Agreement and/or any of the other Loan Documents. In furtherance thereof, each Borrower acknowledges and agrees as follows:
(a)    For the purpose of implementing the joint borrower provisions of the Loan Documents, each Borrower hereby irrevocably appoints each other Borrower as its agent and attorney-in-fact for all purposes of the Loan Documents, including the giving and receiving of notices and other communications.
(b)    To induce the Lenders to make the Loan, and in consideration thereof, each Borrower hereby agrees to indemnify the Agent and Lenders against, and hold the Agent and Lenders harmless from, any and all liabilities, expenses, losses, damages and/or claims of damage or injury asserted against Agent and/or Lenders by any Borrower or by any other Person arising from or incurred by reason of (i) reliance by the Agent and/or Lenders on any requests or instructions from any Borrower, or (ii) any other action taken by Agent and/or Lenders in good faith with respect to this Agreement or the other Loan Documents.
(c)    Each Borrower acknowledges that the liens and security interests created or granted herein and by the other Loan Documents will secure Obligations of all Borrowers under the Loan Documents and, in full recognition of that fact, each Borrower consents and agrees that the Agent and/or Lenders may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof or of any other Loan Document:
(1)    agree with any Borrower to supplement, modify, amend, extend, renew, accelerate, or otherwise change the time for payment or the terms of the Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;
(2)    agree with any Borrower to supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any

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part thereof or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;
(3)    accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof;
(4)    accept partial payments on the Obligations;
(5)    receive and hold additional security or guaranties for the Obligations or any part thereof;
(6)    release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security for or guaranties of the Obligations, and apply any security and direct the order or manner of sale thereof as Agent, in its sole and absolute discretion may determine;
(7)    release any Person or any guarantor from any personal liability with respect to the Obligations or any part thereof;
(8)    settle, release on terms satisfactory to Agent or by operation of applicable laws or otherwise liquidate or enforce any Obligations and any security therefor or guaranty thereof in any manner, consent to the transfer of any such security and bid and purchase at any sale; and consent to the merger, change or any other restructuring or termination of the corporate existence of any Borrower or any other Person, and correspondingly restructure the obligations of such Borrower or other Person, and any such merger, change, restructuring or termination shall not affect the liability of any Borrower or the continuing existence of any lien or security interest hereunder, under any other Loan Document to which any Borrower is a party or the enforceability hereof or thereof with respect to all or any part of the Obligations.
(d)    Upon the occurrence of and during the continuance of any Event of Default, Agent may enforce this Agreement and the other Loan Documents independently as to each Borrower and independently of any other remedy or security Agent and/or Lenders at any time may have or hold in connection with the Obligations, and in collecting on the Loan it shall not be necessary for Agent to marshal assets in favor of any Borrower or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Agreement and the other Loan Documents. Each Borrower expressly waives any right to require Agent and/or Lenders, in connection with Agent and/or Lender's efforts to obtain repayment of the Loan and other Obligations, to marshal assets in favor of any Borrower or any other Person or to proceed against any other Person or any collateral provided by any other Person, and agrees that Agent and/or Lenders may proceed against any Persons and/or collateral in such order as it shall determine in its sole and absolute discretion in connection with Agent's efforts to obtain repayment of the Loan and other Obligations. Agent may file a separate action or actions against each Borrower to enforce the Obligations, whether action is brought or prosecuted with respect to any other security or against any other Person, or whether any other Person is joined in any such action or actions. Each Borrower agrees that Agent, Lenders, each Borrower and/or any other Person may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them,

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in any manner whatsoever, all without in any way altering or affecting the security of this Agreement or the other Loan Documents. The rights of Agent and/or Lenders hereunder and under the other Loan Documents shall be reinstated and revived, and the enforceability of this Agreement and the other Loan Documents shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Agent and/or Lenders as a result of the bankruptcy, insolvency or reorganization of any Borrower or any other Person, or otherwise, all as though such amount had not been paid. The enforceability of this Agreement and the other Loan Documents at all times shall remain effective even though the any or all Obligations, or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Borrower or any other Person and whether or not any Borrower or any other Person shall have any personal liability with respect thereto. Each Borrower expressly waives any and all defenses to the enforcement of its obligations under the Loan Documents now or hereafter arising or asserted by reason of (i) any disability or other defense of any Borrower or any other Person with respect to the Obligations, (ii) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations, (iii) the cessation for any cause whatsoever of the liability of any Borrower or any other Person (other than by reason of the full and final payment and performance of all Obligations), (iv) any failure of Agent and/or Lenders to marshal assets in favor of any of the Borrowers or any other Person, (v) any failure of Agent and/or Lenders to give notice of sale or other disposition of any Collateral for the Obligations to any Borrower or to any other Person or any defect in any notice that may be given in connection with any such sale or disposition, (vi) any failure of Agent and/or Lenders to comply in any non‑material respect with applicable laws in connection with the sale or other disposition of any Collateral or other security for any Obligation, (vii) any act or omission of Agent and/or Lenders or others that directly or indirectly results in or aids the discharge or release of any Borrower or of any other Person or of any of the Obligations or any other security or guaranty therefor by operation of law or otherwise, (viii) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (ix) any failure of Agent and/or Lenders to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (x) the election by Agent, in any bankruptcy proceeding of any Person, of the application or non‑application of Section 1111(b)(2) of the United States Bankruptcy Code, (xi) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code except to extent otherwise provided in this Agreement, (xii) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (xiii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (xiv) the avoidance of any lien or security interest in favor of Agent securing the Obligations for any reason, or (xv) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Obligations (or any interest thereon) in or as a result of any such proceeding. Without in any way limiting the foregoing, with respect to the Loan Documents and the Obligations, each Borrower: (A) waives all rights and defenses arising out of an election of remedies by Agent, even though that election of remedies, such as non-judicial foreclosure with respect to security for Borrowers' obligations, has destroyed each of their rights of subrogation and reimbursement against the other by the

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operation of Section 580(d) of the California Code of Civil Procedure or otherwise; and (B) waives any right to a fair value hearing or similar proceeding following a nonjudicial foreclosure of the Obligations, whether arising under California Code of Civil Procedure Section 580a or otherwise.
(e)    The Borrowers represent and warrant to Agent and Lenders that they have established adequate means of obtaining from each other, on a continuing basis, financial and other information pertaining to their respective businesses, operations and condition (financial and otherwise) and their respective properties, and each now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of the other and their respective properties. Each Borrower hereby expressly waives and relinquishes any duty on the part of Agent and/or Lenders to disclose to such Borrower any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of the other Borrowers or the other Borrowers' properties, whether now known or hereafter known by Agent and/or Lenders during the life of this Agreement. With respect to any of the Obligations, the Agent and/or Lenders need not inquire into the powers of any Borrower or the officers, employees or other Persons acting or purporting to act on such Borrower's behalf.
(f)    Without limiting the foregoing, or anything else contained in this Agreement, each Borrower waives all rights and defenses that it may have because the Obligations are secured by real property. This means, among other things:
(1)    Agent and/or Lenders may collect on the Obligations from any Borrower without first foreclosing on any real or personal property collateral pledged by the other Borrowers; and
(2)    If Agent forecloses on any real property collateral pledged by any Borrower for the Obligations: (A) the amount of the indebtedness owed by the other Borrowers may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Agent may collect from any Borrower even if Agent, by foreclosing on the real property collateral, has destroyed any right any Borrower may have to collect from the other Borrowers.
(g)    This is an unconditional and irrevocable waiver of any rights and defenses each Borrower may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Sections 580a, 580b, 580d or 726 of the California Code of Civil Procedure. Each Borrower expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property collateral provided by the other Borrower to secure the Obligations and failure to receive any such notice shall not impair or affect such Borrower's obligations hereunder or the enforceability of this Agreement or the other Loan Documents or any liens created or granted hereby or thereby.
(h)    Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any Borrower is a party, with respect to the Loan and all other Obligations, each Borrower hereby waives with respect to the other Borrowers and their successors and assigns (including any surety) and any other Person any and all rights at law or in

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equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff, to any other rights and defenses available to it by reason of California Civil Code Sections 2787 and 2855, inclusive, or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which each of them may have or hereafter acquire against the other or any other Person in connection with or as a result of such Borrower's execution, delivery and/or performance of this Agreement or any other Loan Document to which it is a party until the Obligations are paid and performed in full. Each Borrower agrees that it shall not have or assert any such rights against any other Borrower or any other Borrower's successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against such Borrower by any other Borrower (as borrower or in any other capacity) or any other Person until the all Obligations are paid and performed in full. Each Borrower hereby acknowledges and agrees that this waiver is intended to benefit Agent and Lenders and shall not limit or otherwise affect any Borrower's liability under this Agreement or any other Loan Document to which it is a party, or the enforceability hereof or thereof.
(i)    Each Borrower warrants and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which each otherwise may have against the other, against Agent and Lenders or others, or against any collateral. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.
7.20    Addition of Parent REIT as a Guarantor. Upon request by any Borrower and Guarantor, and subject to approval of Agent and Lenders (in their reasonable discretion) at the time of such request, Parent REIT may be added as an additional Guarantor of the Obligations hereunder, so that the obligations of Properties REIT and Parent REIT, as Guarantors shall be joint and several (subject to the limitations set forth in the Guaranty). In order for the Parent REIT to be considered a Guarantor hereunder and for purposes of this Agreement (including without limitation Section 1.4(h) hereof) and for purposes of the financial covenants set forth in the Guaranty, Parent REIT shall execute a new Guaranty or an amendment and restatement of the existing Guaranty, in form and substance reasonably satisfactory to Agent, and Properties REIT shall reaffirm its Guaranty, and/or execute the amended and restated Guaranty, in form and substance reasonably satisfactory to Agent and Lenders, in their reasonable discretion; and Parent REIT and Properties REIT shall execute such other guaranties, reaffirmations and other documentation reasonably satisfactory to Agent and Lenders in their reasonable discretion as Agent and Lenders may reasonably require to effectuate the intent of the parties under this Agreement and the Guaranty.
7.21    Additional Property Collateral. During the term of the Loan, Borrower shall have the option of adding the KBS Tysons Dulles Plaza Property and/or the KBS 825 University Property to secure the Loan, and to satisfy the conditions precedent to the disbursement of the Holdback Amounts, subject to satisfaction of all of the following conditions precedent with respect to each such additional property (each, an "Additional Property") (and each item delivered below shall be subject to Agent's (and, where indicated, Lenders') receipt, review,

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approval and/or confirmation, at Borrower's cost and expense, each in form and substance satisfactory to Agent in its sole discretion (and, where indicated, Lenders):
(a)    The Additional Property must be only the KBS Tysons Dulles Plaza Property and/or the KBS 825 University Property.
(b)    The owner of the Additional Property (the "New Borrower") shall be a single purpose entity wholly-owned, directly or indirectly, by Parent REIT and otherwise satisfactory to Agent and Lenders in their sole discretion which (i) has no indebtedness or claims against it other than non-delinquent trade debt incurred in the ordinary course of business, (ii) shall assume, on a joint and several basis, the Loan and the other obligations of Borrowers hereunder and under the other Loan Documents pursuant to a Joinder Agreement and such other documents reasonably satisfactory to Agent and Lenders in their sole discretion, and (iii) does not have Guarantor as a general partner, and does not otherwise have a structure where Guarantor would be liable for such New Borrower's obligations under the Joinder Agreement absent the Guaranty.
(c)    Agent shall have received a Deed of Trust covering the Additional Property and all personal property directly related thereto (and such Deed of Trust shall have been properly recorded in the official records of the county or counties in which the Additional Property is located) and such other Loan Documents, and amendments, modifications or supplements to any existing Loan Documents, as reasonably required by Agent, executed by New Borrower, Borrower and Guarantor; provided that Borrower's and Guarantor's obligations or rights under the Loan Documents shall not be modified or affected beyond what is contemplated pursuant to the transaction.
(d)    The New Borrower owns fee title to the Additional Property.
(e)    New Borrower shall deliver to Agent a certificate executed by an officer of New Borrower certifying that New Borrower is qualified to transact business in the state in which the Additional Property is located.
(f)    Agent shall have received a Title Policy, containing no exceptions or exclusions other than Permitted Encumbrances or as may be reasonably approved by Agent, insuring that the insured Deed of Trust for the Additional Property is a valid, first priority lien on the Additional Property and related collateral, in an insured amount as reasonably required by Agent. Borrower also shall obtain, at its sole cost and expense, any endorsements, continuations or modifications to the existing Title Policies as Agent may reasonably request and to the extent available, including endorsements to increase the insured amounts under such Title Policies.
(g)    [Intentionally Omitted]
(h)    Agent and Lenders shall have received a recent Appraisal for the Additional Property.
(i)    New Borrower shall have provided Agent with current title, tax, UCC chattel lien and bankruptcy searches (and any other searches which Agent may require) for the

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Additional Property, New Borrower, New Borrower's constituent members and such other parties as Agent shall require in its reasonable discretion.
(j)    A copy of New Borrower's limited liability company agreement (certified by a manager as being true, correct, complete, unamended (except as disclosed to Agent in writing) and in full force and effect) and a copy of New Borrower's Articles of Organization (certified by the appropriate governmental officials in whose offices the same must be filed under applicable law, as applicable), together with evidence reasonably satisfactory to Agent, that New Borrower has complied with all other filing requirements and fictitious name requirements, if any, necessary to permit New Borrower to do business in the state in which the Additional Property is located, and evidence reasonably satisfactory to Agent, that New Borrower has complied with the above‑mentioned documents in executing the Deed of Trust and other documents which it is required to execute pursuant to this Section 7.21.
(k)    Agent shall have received insurance policies or insurance certificates for the Additional Property (conforming to the requirements of Exhibit G) written by insurers reasonably satisfactory to Agent and in amounts reasonably satisfactory to Agent, prepared in accordance with Agent's standard requirements therefor.
(l)    Agent shall have received a flood zone and landslide hazard certification for the Additional Property from a qualified Consultant indicating that the improvements on such Additional Property are not located in a flood plain or any other flood prone area, or within an area subject to landslide hazards, as designated by the Federal Emergency Management Agency or any other Governmental Authority.
(m)    Agent shall have received a current "as built" ALTA/ACSM Land Title Survey of the applicable Additional Property, dated or updated to a date not earlier than thirty (30) days prior to the recordation of the Deed of Trust for the applicable Additional Property, certified to Agent and the Title Company, prepared by a licensed surveyor reasonably acceptable to Agent and such title insurer, and conforming to Agent's current standard survey requirements.
(n)    Agent and Lenders shall have received a current, reasonably acceptable engineering report with respect to the Additional Property, covering, among other matters, inspection of heating and cooling systems, roof and structural details and showing no failure of compliance with building plans and specifications, applicable legal requirements (including requirements of the Americans with Disabilities Act) and fire, safety and health standards. As requested by Agent, such report shall also include an assessment of the Additional Property's tolerance for earthquake and seismic activity.
(o)    An environmental report for the Additional Property reasonably acceptable to Agent and Majority Lenders, showing that no remedial environmental action is recommended or required and other information produced in connection with the Tests.
(p)    Agent shall have received either (i) reasonably satisfactory evidence that the Additional Property is covered by the Environmental Insurance Policy or (ii) confirmation from the Guarantor of its liability under the Guaranty for any amounts owing by Borrower under

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the Environmental Indemnity with respect to such Additional Property, as more fully set forth in the Guaranty.
(q)    Agent and Lenders shall have received the following financial information for the Additional Property: (i) annual operating statements for the preceding two fiscal years, if applicable, and for the current fiscal year through the fiscal quarter most recently ending, provided that if New Borrower or any Affiliate of New Borrower has not owned the Additional Property for such entire period, then Borrower shall provide operating statements for the period of New Borrower's (and any such Affiliate's) ownership and, only to the extent available, operating statements for the balance of such period, (ii) a pro forma operating statement and proposed Operating Budget for the current and next succeeding fiscal years.
(r)    Agent and Lenders shall have received a current rent roll for the Additional Property, together with all leases for the Additional Property not previously delivered to Agent. Such rent roll shall include the following: (i) tenant names; (ii) unit/suite numbers; (iii) area of each demised premises and total area of the related Additional Property (stated in net rentable square feet); (iv) rental rate (including escalations) (stated in gross amount and in amount per net rentable square foot per year); (v) lease term (commencement, expiration and renewal options); (vi) expense pass-throughs; (vii) cancellation/termination provisions; (viii) security deposit; and (ix) material operating covenants and co-tenancy clauses.
(s)    If requested, Agent shall have received copies of all material agreements with respect to the Additional Property, including without limitation all noncancelable agreements relating to the management, operation or maintenance of the Additional Property and of each such agreement which cannot be cancelled by thirty (30) days' or less notice.
(t)    Agent shall have received all title, zoning and entitlement information and documentation regarding the Additional Property reasonably requested by Agent and reasonably available to New Borrower.
(u)    Agent shall have received reasonable evidence that the Additional Property and the operation thereof comply with all governmental requirements, including that all requisite certificates of occupancy, building permits, and other licenses, certificates, approvals or consents required of any governmental authority have been issued without variance or condition and that there is no litigation, action, citation, injunctive proceedings, or like matter pending or threatened with respect to the validity of such matters except as may be consented to by Agent in writing. New Borrower shall provide Agent with copies of all certificates of occupancy, and shall deliver letters (to the extent reasonably available to Borrower) from applicable zoning, building and municipal agencies evidencing the foregoing.
(v)    New Borrower shall have established all accounts and escrows for the Additional Property as required by the express terms of this Agreement and delivered to Agent reasonably satisfactory evidence thereof.
(w)    No condemnation or adverse zoning or usage change proceeding shall have occurred or shall have been threatened against the Additional Property; the Additional Property shall have not suffered any significant damage by fire or other casualty which has not

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been repaired; no law, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted, or threatened by any governmental authority, which would have, in Agent's judgment, a material adverse effect.
(x)    All fees and commissions payable to real estate brokers, mortgage brokers, or any other brokers or agents in connection with the acquisition of the Additional Property shall have been paid.
(y)    At Agent's discretion and written request, New Borrower shall have used commercially reasonable efforts to obtain estoppel certificates and, where required by Agent, subordination, nondisturbance and attornment agreements from key tenants as reasonably requested by Agent.
(z)    Agent shall have received such other authorizations, documents, certificates, opinions of counsel, updates, reports, searches or items as Agent reasonably may require with respect to New Borrower or the Additional Property.
(aa)    If Agent deems it necessary, Agent shall have prepared revised Exhibits B, C, and D, in each case revised to include the applicable information for the Additional Property (the "Replacement Exhibits").
From and after the date a Deed of Trust is recorded against the Additional Property in accordance with Agent's written instructions to the Title Company, (i) such Additional Property shall be included in the definition of "Property" set forth in this Agreement and in the other Loan Documents, (ii) the Deed of Trust recorded against such Additional Property shall be included in the definition of "Deed of Trust" as set forth is this Agreement and in the other Loan Documents, (iii) New Borrower shall be included in the definition of "Borrower" set forth in this Agreement and the other Loan Documents, (iv) if Agent deems it necessary, the Replacement Exhibits shall be attached to this Agreement in substitution of the then existing corresponding exhibits and shall thereafter be deemed to replace such exhibits, and (v) all of the foregoing requirements set forth in Sections 7.21(a) through (aa), shall be deemed satisfied by New Borrower, Borrower and Guarantor, as to such Additional Property, except as reasonably reserved or specified by Agent in writing.
Following the addition of an Additional Property to the collateral for the Loan, the Borrowing Base Amount shall be recalculated (inclusive of the new Additional Property), as reasonably determined by Agent (based on a new Appraisal as to the Additional Property and based on the most recent Appraisals approved by Agent as to the existing Properties), to be an amount equal to the lesser of (a) an amount such that the ratio of the Committed Amount to the Borrowing Base Value would not exceed 60%, and (b) an amount such that the Commitment Resizing Debt Service Coverage Ratio would not be less than 1.35 to 1.0.
7.22    Releases of Properties. Except as expressly set forth below in this Section 7.22, Agent shall have no obligation to release any of the Properties (or any portion thereof) until the Loan and all other Obligations have been paid in full and all obligations of Agent and Lenders under this Agreement and the other Loan Documents have terminated. Borrower shall be entitled to obtain the release of a Property, and as to Properties that contain more than one

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building and are legally sub-divided, a portion of such Property containing a building (each, a "Release Property"), from the lien of the Loan Documents, provided that all of the following conditions are satisfied:
(a)    Borrower shall have submitted to Agent a written request for such release at least twenty (20) days prior to the proposed release date, together with copies of any documents which Borrower requests Agent to execute in connection with such proposed release.
(b)    No Event of Default shall have occurred and be continuing, and no event shall have occurred and be continuing that with the giving of notice and/or the lapse of time would constitute an Event of Default.
(c)    After giving effect to the proposed release, at least one (1) Property remains as security for the Loan.
(d)    Borrower shall have paid to Agent, for application to the Principal Balance, an amount equal to the amount, if any, by which the Principal Balance exceeds the then current Availability Amount. In calculating the Availability Amount, (i) the Borrowing Base Amount shall be determined based only on the Properties or portions thereof remaining after the proposed release (i.e., without regard to the Release Property), and (ii) the Committed Amount shall be permanently reduced by an amount equal to the greater of (A) such Minimum Release Price, or (B) any reduction required under such Section 7.22(e) below.
(e)    Immediately following the release, the Commitment-to-Value-Ratio shall not exceed the Maximum Committed Amount Leverage Ratio, as determined by the most recent Appraisals approved by Agent; provided, however, if the required Commitment-to-Value Ratio is not met, Borrower may permanently reduce the Committed Amount by an amount (as reasonably determined by Agent) sufficient to cause the above-required Commitment-to-Value Ratio to not exceed the Maximum Committed Amount Leverage Ratio and, to the extent that the Principal Balance is in excess of the then reduced Committed Amount, a principal payment shall be made (without the payment of any prepayment fee, other than Interest Differential amounts and sums owing under Section 1.10, and Swap Contract fees or breakage amounts) to reduce the Principal Balance such that it no longer exceeds the Committed Amount at the time of the applicable release. In no event shall the Committed Amount be permitted to be reduced to less than $20,000,000 (unless Agent otherwise agrees in writing).
(f)    Borrower shall have provided Agent with such certifications from the Guarantor(s) that, after giving effect to the proposed release, Guarantor(s) shall be in compliance with their financial covenants under the Guaranty.
(g)    Borrower shall provide to Agent at Borrower's sole cost and expense such title insurance endorsements to the Title Policies for the remaining Deeds of Trust as Agent shall reasonably request (including, without limitation, CLTA Form 111 Endorsements (or its equivalent), to the extent available and in form and substance reasonably satisfactory to Agent, which shall insure that after such release, each remaining Deed of Trust shall continue as a valid first position lien against the Property encumbered thereby, subject only to such new title exceptions as Agent shall approve in writing.

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(h)    The Property or portion thereof being released, as well as all remaining Properties and portions thereof remaining encumbered by Deeds of Trust, shall constitute legally subdivided interests in real property, and such release shall not violate any applicable law pertaining to the subdivision of lots or parcels of real property.
(i)    Following the proposed release, the notional amount under any and all Swap Contracts in aggregate shall not exceed the Committed Amount (as the same has been reduced pursuant to this Section 7.22 and the other provisions of this Agreement).
(j)    Borrower shall pay, or caused to be paid, to Agent all reasonable costs and expenses incurred in connection with such release, including without limitation all breakage fees, recording fees, transfer and other taxes, trustee's fees, reasonable attorneys' fees, appraisal fees, escrow fees, and fees for title insurance and similar charges.
Following the release of any Property, such Release Property shall no longer be included in the definition of "Property" except with respect to any indemnities and other provisions of the Loan Documents that expressly survive repayment of the Loan. For purposes of clarification, following the release of any Property specified above, the then applicable Committed Amount shall be permanently reduced (for all purposes under this Agreement) to a new lesser Committed Amount by an amount equal to the greater of (a) the Minimum Release Price paid to release such Property, or (b) any reduction in the Committed Amount required under Subsection 7.22(e) above.
7.23    Collateral Documents. If any Deed of Trust shall for any reason (other than pursuant to the terms thereof) cease to create a valid lien and security interest in the collateral purported to be covered thereby or such lien or security interest shall for any reason cease to be a perfected and first priority lien and security interest subject only to Permitted Encumbrances, and any such defect or infirmity is not cured to Agent's reasonable satisfaction within ninety (90) days of demand by Agent, the Property encumbered by such Deed of Trust shall immediately (following the expiration of such ninety (90) day cure period) cease to be included in the calculation of Borrowing Base Value and Borrowing Base Amount, and Borrower shall repay to Agent for the ratable benefit of Lenders, within ten (10) days of demand by Agent, any amounts by which the total outstanding Obligations exceed the Availability Amount.
7.24    [Intentionally Omitted.]
7.25    Limited Recourse Provision. Except as to Guarantor as set forth in the Guaranty, Agent and Lenders shall have no recourse against, nor shall there be any personal liability to, the members of any existing Borrower (or any Borrower hereafter becoming a Borrower under the Loan), or to any shareholders, members, partners, beneficial interest holders or any other entity or person in the ownership (directly or indirectly) of any such existing or future Borrower (except for the Guarantor as provided in the Guaranty, but including the sole member of each Borrower (including the sole member of any New Borrower), KBS Limited Partnership or Parent REIT so long as Parent REIT is not a Guarantor) with respect to the obligations of Borrower and Guarantor under the Loan. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any Borrower's liability or obligations

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under the Loan Documents, Guarantor's liability or obligations under the Guaranty or Agent's right to exercise any rights or remedies against any collateral securing the Loan.
7.26    Release of a Borrower. As to any Release Property released from the lien of a Deed of Trust pursuant to the terms of Section 7.22 hereinabove, the Borrower owning such Release Property (a "Release Borrower") shall be automatically released from any and all obligations and liabilities under this Agreement and the other Loan Documents (excepting, however, any obligations that may arise under the Environmental Indemnity) upon the consummation of the release of such Release Property, as evidenced by a written release from Agent to be delivered concurrently with the consummation of such release (and Agent hereby agrees to deliver such written release to such Release Borrower upon satisfaction of all release conditions set forth in Section 7.22) provided that such Release Borrower shall also be automatically released from any and all of its obligations under the Environmental Indemnity if, at the time of such release, (i) such Release Borrower shall have delivered to Agent a current environmental site assessment for such Release Property and such report does not disclose the existence of any violation of any Environmental Regulation (as defined in the Environmental Indemnity) or any Environmental Claims (as defined in the Environmental Indemnity) applicable to such Release Property, which reports shall be dated, or last updated, to a date which is no more than thirty days earlier than the date on which the Deed of Trust securing such Release Property is discharged or released of record, (ii) no Environmental Claim shall be pending or threatened in writing with respect to such Release Property, and (iii) Borrower maintains for such Release Property an environmental insurance policy substantially in the form of the Environmental Insurance Policy approved by Agent when such Release Property was added as collateral for the Loan, which policy shall have a term of no less than one year after the date of the release of such Release Property and which policy (or endorsement thereto) shall name Agent as an additional insured. Additionally, notwithstanding the foregoing, upon the bankruptcy, insolvency or reorganization of a Release Borrower, to the extent that any payment made by such Release Borrower is rescinded or otherwise must be returned by Agent, any Lender or any other Person, such Release Borrower's liability shall be reinstated (solely to the extent rescinded or returned plus any amounts payable pursuant to Section 5.1 of this Loan Agreement), all as though such payment had not occurred. For purposes of clarification, in no event shall the release of a Release Borrower under this Section 7.26 release any other Borrower or Guarantor from any obligations owing under the Loan Documents (including, without limitation, such parties continuing indemnity obligations under the Environmental Indemnity relating to a Release Property following the release of a Release Borrower).
VIII. AGENCY PROVISIONS
8.1    Agency.
(a)    Appointment and Authorization. Each Lender hereby appoints and authorizes Agent to act as sole administrative agent under this Agreement and the other Loan Documents, authorizes and directs Agent to enter into the Loan Documents other than this Agreement for the benefit of the Lenders, and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. In furtherance thereof, Lenders hereby ratify the execution and delivery by

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Agent of this Agreement, the acceptance by Agent of all of the other Loan Documents and the terms and conditions of the Loan Documents. The Agent hereby accepts such appointment as administrative agent. Agent shall exercise all rights and powers of Agent under this Agreement, including the administration of the Loan and disbursement of Advances, except as otherwise expressly provided in this Agreement. The Borrower, without further inquiry or investigation, shall, and is hereby authorized by the Lenders to, assume that all actions taken by the Agent hereunder and in connection with or under the Loan Documents are duly authorized by the Lenders and Borrower shall be entitled to rely on Agent's acknowledgment of consent and approvals when required under the Loan.
(b)    Non‑Liability of Agent and Indemnity.
(1)    Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. Agent shall administer the Loan in accordance with the terms and conditions of this Agreement in the same manner as it customarily does for similar loans for its own account. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any Loan Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any Loan Document except as expressly set forth herein or therein. In the absence of gross negligence or willful misconduct, neither Agent nor any of its respective directors, officers, agents or employees shall be liable to any Lender for any action taken or not taken by them under or in connection with this Agreement or under any of the other Loan Documents. In this regard, Agent may consult with independent legal counsel, accountants and other professionals or experts selected by it, and shall not be liable for any action taken or not taken by it or them in good faith in accordance with the advice of such legal counsel, accountants or other professionals or experts. In the absence of gross negligence or willful misconduct, Agent shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to the terms of this Agreement, and if any such apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any person to whom payment was due, but not made, shall be to recover from the recipients of such payments any payment in excess of the amount to which they are determined to have been entitled.
(2)    In the event the Agent is not reimbursed and indemnified by the Borrower, within ten (10) Business Days of demand therefor by Agent, each Lender will reimburse and indemnify the Agent, and its directors, officers, agents and employees, in proportion to its respective Commitment Percentage of the Loan (or commitment), for and against any claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Agent, or its directors, officers, agents, or employees in performing its duties hereunder or under any Loan Document, except for claims, actions, judgments, costs, expenses or disbursements incurred solely due to the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 8.1(b) shall survive the payment in full of all obligations of Borrower and the termination of this Agreement.

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8.2    Resignation of Agent; Removal.
(a)    Except as expressly provided below, U.S. Bank shall remain the Agent and shall not resign as Agent. In the event of Agent's gross negligence or willful misconduct, Agent may be removed pursuant to the unanimous approval of all Lenders by giving thirty (30) days prior written notice to Agent and Borrower; provided, however, for purposes of calculating such unanimous approval in this context, Agent shall be deemed a Defaulting Lender and its Commitment Percentage shall therefore be disregarded and excluded for voting purposes only.
(b)    In the case of any of the events described in Section 8.2(a), (1) the Majority Lenders shall appoint a successor Agent from among the Lenders (which appointment shall require Borrower's written consent so long as no Event of Default exists, which consent shall not be unreasonably withheld or delayed) so long as such successor meets the requirements described in Sections 8.9(a)(2) and 8.9(a)(3) hereof; (2) upon a successor's acceptance of appointment (and assumption of the Agent's obligations hereunder arising after the date of such appointment), the successor will thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent; and (3) upon the effectiveness of any removal, the removed Agent will thereupon be discharged from the duties and obligations of Agent which thereafter arise under this Agreement.
8.3    Administration.
(a)    Expenses. Each Lender shall reimburse the Agent for its Commitment Percentage of any expenses with respect to the administration, enforcement or collection of the Loan which are not reimbursed by the Borrower pursuant to and within the period required by the Loan Documents, or if not specified in the Loan Documents, on the date of demand therefor made by the Agent. The Agent shall have the right, but not the obligation, to incur such expenditures prior to reimbursement therefor by the Lenders. Notwithstanding anything stated to the contrary in this Article 8 or elsewhere in this Loan Agreement, Borrower shall have no obligation to pay, or reimburse for any costs or expenses incurred by Lenders, other than Agent and U.S. Bank (and, where indicated in this Agreement, Bank of America), in connection with this Loan Agreement or any of the other Loan Documents or arising out of the exercise of remedies under any of the Loan Documents.
(b)    Documents; Information; Inspection. Except for the Note executed in favor of each Lender and for Loan Documents sent for filing or recording (which are not returned following recording), Agent shall hold and maintain a duplicate set of all original Loan Documents. The Agent shall promptly deliver to each Lender a copy or counterpart of execution copy of each Loan Document. Agent shall promptly forward to each Lender a copy of each financial statement of Borrower or rent roll or other financial statement for the Property received from Borrower. Agent shall promptly forward to such Lender each financial statement of Borrower and Guarantor received by Agent. The Lenders may, upon reasonable prior notice and during the Agent's normal business hours, inspect and make copies of such books and records of Agent that relate to this Loan.

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8.4    Actions by Agent; Required Consents.
(a)    Except as specified below, Agent shall exercise its sole discretion to act or not to act under the Loan Documents. Such discretion may be exercised with respect to the granting of approvals, consents, and modifications under the Loan Documents and with respect to the exercise or refraining from exercise of rights under the Loan Documents.
(b)    Notwithstanding Section 8.4(a), the following matters shall require the prior consent of all of the Lenders:
(1)    any reduction (other than by operation of the Loan Documents) in the interest rate under the Loan;
(2)    any reduction in the amount of any payment of any fees payable to Lenders;
(3)    any change (other than by operation of the Loan Documents) in the principal amount or Maturity Date of the Loan or in the conditions for any extension of the Maturity Date;
(4)    any release, termination, modification or amendment of the Guaranty or any indemnity provided in the Loan Documents (except to the extent expressly provided for in the Loan Documents);
(5)    any forgiveness of principal, interest or other amounts payable under the Loan (other than late fees) or any extension of time for payment of principal or interest;
(6)    any increase in the Committed Amount (except to the extent expressly provided for in the Loan Documents);
(7)    any release of Borrower or Guarantor (except to the extent expressly provided for in the Loan Documents);
(8)    acceptance and approval of a New Borrower;
(9)    any amendment to this Section 8.4(b);
(10)    any amendment to Section 8.6;
(11)    any change in the definition of "Commitment Percentages" or "Majority Lenders" or any change of any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder;
(12)    any release of any material portion of the collateral securing the Loan (except to the extent expressly provided for in the Loan Documents).

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(c)    Notwithstanding Section 8.4(a) or Section 8.4(b), the prior consent of the Majority Lenders shall be required for the acceleration of any indebtedness under the Loan Documents, or the pursuit of remedies against the Borrower or Guarantor; provided, however, if the Majority Lenders cannot agree on a course of action within sixty (60) days following notice from Agent, Agent may, without the consent of the Majority Lenders, accelerate the Loan and exercise any and all rights and remedies under the Loan Documents and applicable law (and in equity) that Agent in its sole discretion deems appropriate and in the best interests of the Lenders.
(d)    In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Loan shall have occurred, the Agent shall, if (1) so requested by the Majority Lenders and (2) the Lenders have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of this Agreement and the other Loan Documents and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of enforcement of the Lenders' rights against the Borrower and the Guarantor under this Agreement and the other Loan Documents. The Majority Lenders may direct the Agent in writing as to the method and the extent of any such enforcement, the Lenders (including any Lender which is not one of the Majority Lenders so directing the Agent in writing) hereby agreeing to ratably and severally indemnify and hold the Agent harmless from all liabilities and expenses incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction. Lenders also agree, ratably and severally, to indemnify and hold the Agent harmless from all liabilities and expenses incurred in respect of all actions taken or omitted to be taken under Section 8.4(c) above should the Majority Lenders not be able to agree upon a course of action within the time period specified therein, and Agent exercises any and all rights and remedies under the Loan Documents and applicable law (or in equity) that Agent in its sole discretion deems appropriate and in the best interests of the Lenders under the circumstances.
8.5    Payments.
(a)    Interest Rates and Disbursement Matters. Lenders and Agent specifically agree to the following operational and administrative procedures as between themselves:
(1)    Agent shall notify each Lender by telephone or facsimile of the LIBOR Rate no later than 11:00 a.m. California time two (2) Business Days prior to the date on which the LIBOR Rate shall be effective. Agent shall notify each Lender by telephone or facsimile of its Commitment Percentage of a proposed Advance of the Loan and the date of such disbursement two (2) Business Days prior to such disbursement with respect to disbursements which are to bear interest at the LIBOR Rate, such notice to be delivered by facsimile. Each Lender shall deposit by wire transfer of immediately available funds to Agent's account as specified on Exhibit H hereto the amount of such Commitment Percentage no later than 10:00 a.m. (California time) on the date of such disbursement.

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Unless Agent shall have been notified by any Lender not later than the close of business (California time) on the Business Day immediately preceding the date for funding in respect of any Advance that such Lender does not intend to make available to Agent such Lender's Commitment Percentage of such Advance, Agent may assume that such Lender has made such amount available to Agent. In any case where a Lender does not for any reason make available to Agent such Lender's Commitment Percentage of such Advance, Agent, in its sole discretion, may, but shall not be obligated to, fund to Borrower such Lender's Commitment Percentage of such Advance. If the amount so funded by Agent is not in fact made available to Agent by the responsible Lender, then such Lender hereby assigns to Agent any payments received by Agent from Borrower in repayment of such amount, together with interest thereon at the rate applicable to such Advance.
(2)    If any Lender fails to deliver funds to Agent for a disbursement by the time required by subsection (1) above, such Lender shall pay to Agent interest on such funds at the Federal Funds Rate, for each day (or portion thereof) until such funds are delivered. Any interest paid pursuant to this section shall be divided among the Lenders which funded the applicable disbursement.
(3)    Agent shall wire transfer to each Lender at such Lender's account as designated on Exhibit H hereto (or otherwise specified by each Lender) its Commitment Percentage of any payments (to the extent payable pursuant to Section 8.5(b)) within one (1) Business Day of Agent's receipt of such payment. Agent shall pay to the Lenders interest thereon, at the Federal Funds Rate from the Business Day following receipt of such funds by Agent until such funds are paid in immediately available funds to the Lender.
(4)    Any Lender desiring to make a claim for costs or taxes payable by Borrower shall deliver a certificate to Agent setting forth the basis and calculation thereof and the Agent shall forward such certificate to the Borrower. Except as provided in the Loan Documents, each Lender shall be responsible for any taxes payable in respect of amounts paid hereunder. All payments made by Agent to Lenders shall be made without withholding for taxes, charges, or levies, except as may be required by law. Each Lender shall on demand from Agent provide completed and signed copies of certificates required to show exemption of such Lender from United States withholding taxes.
(b)    Application of Recoveries. Except to the extent otherwise provided in Section 8.7 hereof, all payments and proceeds received by Agent in connection with the Loan and the Note and all proceeds from the liquidation of collateral, if any, and from any enforcement action (or other realization), from any source related to the Loan, shall be applied in the following order of priority (unless Agent otherwise agrees in writing, or, during the existence and continuance of an Event of Default, unless Agent and all of the Lenders otherwise agree in writing):
(1)    to the reimbursement of any costs incurred by the Agent to administer, enforce, collect or deal with the Loan (including payments made pursuant to Sections 8.5(a)(2) and (3) hereof (or to reimbursement of the Lenders to the extent such costs have been paid by the Lenders);

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(2)    to the repayment of any Protective Advances (to the extent not paid pursuant to clause (1) above);
(3)    to the payment of all interest (including interest calculated at the Default Rate) due and payable on each Note and to the payment of all amounts owing to Swap Counterparty under all Swap Contracts that are secured by the Deeds of Trust (which shall be paid parri passu with interest);
(4)    to the payment of fees payable under the Loan Documents;
(5)    to the payment of principal of each Note; and
(6)    to the payment of any other amounts owing under the Loan Documents.
(c)    Excess Payments. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set‑off or otherwise) on account of its interest in the Loan in excess of its Commitment Percentage in the Loan, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise, as shall result in each Lender receiving in respect of the Note held by it its proportionate payment as contemplated by this Agreement; provided, however, that if all or any portion of such excess payment is thereafter recovered by the Borrower or other party entitled thereto through legal action or otherwise, each Lender shall reimburse the party returning such excess payment in an amount equal to such Lender's Commitment Percentage of the excess payment.
(d)    Liability for Advances. If in the reasonable opinion of the Agent the distribution of any amount received by it in such capacity hereunder or under any of the other Loan Documents might involve it in material liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction, provided that the Agent shall invest any such undistributed amounts in overnight obligations on behalf of the Lenders and interest thereon shall be paid pro rata to the Lenders in accordance with their respective Commitment Percentages. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.
8.6    Agent as Holder of Each Note; Management of Acquired Collateral. To the extent required under applicable law for purposes of enforcing the rights and remedies under the Deeds of Trust and the other Loan Documents in accordance with the terms and conditions of this Agreement, each Lender hereby assigns their respective Note to Agent, as holder of each Note on behalf of such Lender.  If required by Agent or applicable law in connection with the occurrence of any Event of Default under the Loan Documents or the commencement of any enforcement proceedings under the Loan Documents, including, without limitation, any enforcement by Agent of the rights and remedies under any of the Deeds of Trust, each Lender shall execute such documentation as reasonably required by Agent (or its counsel) to evidence

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the assignment of its respective Note to Agent, including without limitation an allonge endorsement of such Lender's Note to Agent, as holder on behalf of such Lender; provided that, any failure by the Lender or Lenders to do so shall not be deemed to affect or impair the assignment contained in the first sentence of this paragraph.  Additionally, each Lender hereby authorizes Agent to take such actions and to execute such documents on their behalf that Agent determines are necessary in order to effectuate the foregoing.  For this purpose, the Lenders hereby constitute Agent their true and lawful attorney-in-fact with full power of substitution, which power of attorney is coupled with an interest and irrevocable by Lenders in any manner, or for any reason, to enforce all rights and remedies of the beneficiary, grantee or mortgagee, as applicable, under each of the Deeds of Trust (including without limitation the non-judicial foreclosure thereof), and of the holder under each Note.  For purposes of clarification, the foregoing shall in no event be deemed to affect or impair any rights of any Lender under such Lender's respective Note, and Agent shall be deemed to hold such Note on behalf of such Lender in trust solely for the purposes contemplated hereunder. If the Majority Lenders or Agent elect to take title to any of the Properties, whether by the exercise of remedies under the Loan Documents or by a consensual agreement with Borrower or otherwise, Agent shall form a limited liability company (the "Ownership LLC") to hold such ownership interest in the Properties. The manager of the Ownership LLC shall be a wholly owned subsidiary of Agent (the "Manager"). The member interests in the Ownership LLC shall be held by Lenders (or their designees or affiliates) in accordance with their respective Commitment Percentages (the "Members"). The operating agreement for the Ownership LLC shall have terms and provisions similar to this Agreement with respect to the ownership and administration of the Properties (the "Operating Agreement"). The Manager shall have a right to resign, and the Members shall have the right to remove the Manager for cause only under the same terms and conditions as are required for removal or replacement of Agent under Section 8.2(a). The Members shall have voting control of the Ownership LLC in accordance with their respective Commitment Percentages. The Operating Agreement shall require, on a pro rata basis in accordance with each Member's percentage ownership in the Ownership LLC, each Member to fund all amounts due from it in connection with the Ownership LLC with respect to the Properties. If any Member is a designee of a Lender, such Lender shall execute an agreement in favor of the Manager and the other Members guarantying the payment of any indemnity and other payment obligations made by such non-Lender Member in connection with the Ownership LLC (each a "Lender Guaranty" and collectively, the "Lender Guaranties"). Notwithstanding the foregoing, if Agent determines that, to protect the collateral securing the Loan or to otherwise avoid significant delays, title to any of the Properties should be transferred for the benefit of Lenders before the ownership structure described above can be completed, then Agent shall have the right to take title to such Properties in the name of its wholly-owned subsidiary, on behalf of itself and each Lender, and thereafter, cause such subsidiary to transfer title to the Ownership LLC as soon as reasonably practicable. The specific terms and provisions of the (A) Operating Agreement and all other agreements, instruments, certificates, articles and other documents evidencing, governing and creating the Ownership LLC (the "Formation Documents"), and (B) Lender Guaranties, if any, shall be subject to the approval of Lenders by vote of the Majority Lenders. If the terms and provisions of any such agreements are so approved and are not inconsistent with the provisions of this Agreement, all Lenders or their respective designees, as applicable, shall join in executing and delivering the Formation Documents and the Lender Guaranties, if applicable. Each Lender hereby irrevocably waives any right to seek a partition of any interests

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in any Property. Prior to entering into the Formation Documents, or if the form or terms thereof are not approved by the Majority Lenders, Agent or its wholly owned subsidiary shall have the sole and exclusive right to make (or to refrain from making) all decisions with respect to, and to perform (or refrain from performing) all actions with respect to, the leasing, encumbering, use, operation, maintenance, improvement, repair and restoration of the Properties (and any Improvements located thereon) or disposition of any other collateral; provided, however, that, notwithstanding anything contained in this Agreement to the contrary, Agent or its wholly owned subsidiary shall not, without the prior written consent of the Majority Lenders, (a) sell (or lease as a whole) any Property or encumber any Property with a mortgage, deed of trust or similar instrument securing indebtedness for borrowed money, or (b) make any single expenditure with respect to any Property in an amount in excess of $500,000 (exclusive of taxes and assessments, insurance premiums, utility charges and expenditures required to comply with applicable laws), (c) make any material repairs, restorations and/or improvements to any Property (except to the extent required by applicable Governmental Requirements) or (d) dispose of any other material collateral. Subject to the foregoing, each Lender, pro rata in accordance with its Commitment Percentage, shall reimburse Agent or its wholly owned subsidiary, as the case may be, on demand, for all costs and expenses incurred by Agent or its wholly owned subsidiary in connection with the sale, lease, encumbering, use, operation, maintenance, improvement, repair and restoration of any Property (including all costs and expenses incurred by Agent to pay taxes and assessments, utility charges, insurance premiums, common area maintenance charges, leasing commissions, tenant improvement costs, repair costs and restoration costs). The indemnity provisions contained in Section 8.1(b) above, shall apply equally to actions (and omissions) by Agent or its wholly owned subsidiary with respect to the Properties so acquired by Agent or its wholly owned subsidiary. Each Lender shall participate pro rata in accordance with their respective Commitment Percentage in all income, expenses, profits and losses of the Properties. The foregoing provisions of this Section 8.6 shall remain in full force and effect following the entering into of the Formation Documents unless the terms thereof specifically contradict the foregoing provisions. Unless all Lenders otherwise consent in writing, the terms and provisions of the Formation Documents for the Ownership LLC shall be consistent with the foregoing provisions of this Section 8.6, this Article 8 and the other applicable provisions of the Loan Documents.
8.7    Defaulting Lender.
(a)    Defaults. If for any reason any Lender becomes a Defaulting Lender, then in addition to the rights and remedies that may be available to the Agent and the other Lenders at law and in equity, such Defaulting Lender's right to participate in the administration of the Loan and the Loan Documents, including, without limitation, any rights to consent to or direct any action or inaction of the Agent, shall be suspended during the pendency of such failure or refusal. Borrower acknowledges and agrees that (1) the obligations of the Lenders under this Agreement are several, (2) no Lender is or will be obligated to lend Borrower more than the amount set forth in Exhibit I hereto (or the applicable Assignment and Assumption Agreement) for such Lender, nor to fund any part of any advance except upon fulfillment of all applicable conditions precedent provided herein and in the other Loan Documents, (3) except to the extent expressly provided in this Agreement, Borrower shall have no recourse or claim against a non‑defaulting Lender nor against Agent (so long as the same have otherwise complied with their obligations under this Agreement), for any deficiency or any liability, loss, damage or expense resulting

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from the default of a Defaulting Lender, and (4) the Commitment Percentage of the Committed Amount of any Lender shall not be increased or decreased as a result of the failure by any other Lender to perform its obligation to make an advance.
(b)    Remedies. If for any reason the Defaulting Lender fails to make timely payment to any other party to this Agreement of any amount required to be paid to it hereunder, in addition to other rights and remedies which such other party may have under Section 8.7(a) or otherwise, such other party shall be entitled (1) to collect interest from the Defaulting Lender for the period from the date on which the payment was due until the date on which the payment is made for each day during such period at the Federal Funds Rate, (2) to withhold or set off, and to apply to the payment of the defaulted amount and any related interest, any amounts to be paid to the Defaulting Lender under this Agreement, (3) to bring an action or suit against the Defaulting Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest, (4) to arrange for the purchase of the Commitment Percentage of the Defaulting Lender as provided in Section 8.7(d), and (5) to advance funds on behalf of the Defaulting Lender as provided in Section 8.7(e).
(c)    Indemnity. The Defaulting Lender shall indemnify, defend, and hold Agent and each of the other Lenders harmless from and against any and all losses, damages, liabilities, and expense (including attorneys' fees) which they may sustain or incur by reason of or in consequence of the Defaulting Lender's failure or refusal to abide by the terms of this Agreement.
(d)    Purchase Right. If a Lender becomes a Defaulting Lender, the other Lenders who are not Defaulting Lenders shall have the right, but not the obligation, in their sole discretion, to acquire (pro rata based on the Commitment Percentages of the Lenders exercising such right) all of such Defaulting Lender's right, title, and interest in and to the Loan. The purchase price shall be the principal and accrued interest allocable to the Defaulting Lender's Commitment Percentage of the Loan and shall be paid on the closing day of such purchase. On the date of closing of such purchase, the Defaulting Lender shall pay the Agent a processing fee of $5,000. The Defaulting Lender shall retain liability for all obligations in respect of the Loan and this Agreement arising prior to the date of transfer and shall execute and deliver such documents as may be reasonably necessary to effect such transfer.
(e)    Default Loans. If a Lender becomes a Defaulting Lender, the other Lenders may (pro rata based on the Commitment Percentages of the Lenders exercising such right), but are not obligated to, make advances to the Agent in the aggregate amount that the Defaulting Lender is obligated to advance under this Agreement. Such advances shall be treated as loans made to the Defaulting Lender, shall bear interest at the Default Rate (payable on demand), shall be due and payable upon demand, and shall be paid prior to any payment being made to the Defaulting Lender.
(f)    Payments Owed to Defaulting Lender. If a Lender becomes a Defaulting Lender, any amount payable to such Defaulting Lender under the Loan Documents (whether on account of principal, interest, fees or otherwise) shall, in lieu of being distributed to such Defaulting Lender, be retained by Agent in a segregated account and, subject to any applicable requirements of law, be applied at such time or times as may be determined by Agent:

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(i) first, to the payment of any amounts owing by such Defaulting Lender to the Agent hereunder, (ii) second, to the funding of any advances in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Agent, and any related interest as described in Section 8.7(b) above, (iii), third, to the repayment of any default loans described in Section 8.7(e) above, (iv) fourth, if so determined by the Agent, held in such account as cash collateral for future funding obligations of the Defaulting Lender under this Agreement, (v) fifth, pro rata, to the payment of any amounts owing to the Borrower or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by the Borrower or any Lender against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement, and (vi) sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction.
(g)    Cumulative Remedies and Survival. The exercise of the above remedies shall not reduce, diminish or liquidate the Defaulting Lender's obligation for the sharing of losses and reimbursement of costs, liabilities, and expenses under the Loan Documents and this Agreement. The obligations of the Defaulting Lender arising prior to any purchase pursuant to Section 8.7(d) shall survive any such purchase.
8.8    Representations, Warranties and Acknowledgments.
(a)    Authorization, etc. Each Lender represents and warrants, as of the date hereof, as follows:
(1)    Such Lender has all necessary corporate power and authority to own its interest in the Loan and the Loan Documents, and has all necessary corporate power and authority to perform its obligations with respect to this Agreement and the Loan Documents;
(2)    The execution and delivery of this Agreement and all other instruments and documents executed and delivered in connection therewith by such Lender have been duly authorized by all requisite corporate action of such Lender; and
(3)    No approval, authorization, order, license or consent of, or registration of filing with, any Governmental Authority or other person is required in connection with such Lender's execution and delivery of this Agreement by such Lender.
(b)    Independent Decision. Each Lender agrees that it has, independently and without reliance upon any other party hereto, or upon the directors, officers, agents or employees of any other party hereto, but only in reliance upon information supplied to it by or on behalf of the Borrower and upon such other information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement and the Loan Documents. Without limiting the foregoing, each Lender acknowledges that it has received copies of the Loan Documents and financial statements, certificates, instruments, documents, affidavits, resolutions and agreements as it deems necessary to make its credit analysis and decisions in respect of the Loan. Each Lender also agrees that it shall, independently and without reliance upon any other party hereto, continue to make its own independent credit analyses and decisions in acting or not acting under the Loan Documents. Except as specifically provided herein, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any

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Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter.
(c)    No Reliance. Each Lender hereby acknowledges that, except as specifically set forth herein, Agent (i) makes no warranty or representation to Lenders for any statements, warranties or representations (written or otherwise, express or implied) made in or in connection with the Loan Documents of for the financial condition of the Borrower or for the title or the value of any of the collateral for the Loan, and (ii) shall not be responsible to the Lenders for any recitals, statements, representations or warranties herein or for the due execution, effectiveness, legality, validity, enforceability, genuineness, sufficiency, or collectability of any of the Loan Documents or any other instrument or document furnished pursuant thereto or in connection with the Loan or the legality, validity, enforceability, genuineness, sufficiency, perfection or priority of any rights in all or any portion of the collateral for the Loan. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or Guarantor or any holder of any Note shall have been duly authorized or is true, accurate and complete. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the other Loan Documents or the financial condition of the Borrower or any of its Affiliates, or the existence or possible existence of any Event of Default or any default which, with the giving of notice, passage of time, or both, would become an Event of Default.
8.9    Assignments; Participation.
(a)    Permitted Assignments. Any Lender may, upon the prior approval of Agent and Borrower (which consent shall not be unreasonably withheld or delayed), assign to any affiliate of such Lender all or a portion of its respective Commitment Percentage of the Loan, in such a manner as to create privity of contract between such affiliate and the Borrower and to make such affiliate a Lender for all purposes hereunder. Any Lender may, upon the prior approval of Agent (and so long as no Event of Default has occurred and is continuing, the prior approval of Borrower, which shall not be unreasonably withheld or delayed), assign to any entity which meets the following conditions ("Assignee Lender") all or a portion of its respective Commitment Percentage of the Loan, in such a manner as to create privity of contract between such person and the Borrower and to make such person a Lender for all purposes hereunder:
(1)    The minimum portion of the total commitment which the assigning Lender may assign to an Assignee Lender shall be Ten Million Dollars ($10,000,000.00).
(2)    Without limiting the power of consent in subsection (4) below, an Assignee Lender (or its direct or indirect parent) shall be either (A) a commercial lender organized under the laws of the United States, or any state thereof, and having total assets in excess of Two Billion Dollars ($2,000,000,000) or (B) a commercial bank organized under the laws of any other country which has total assets in excess of Ten Billion Dollars ($10,000,000,000) or (C) any other financial institution which has total assets in excess of Ten Billion Dollars ($10,000,000,000).

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(3)    The senior unsecured debt of an Assignee Lender (or its direct or indirect parent) shall have a rating of Baa‑2 (stable outlook) or higher from Moody's Investors Service, Inc. or a comparable rating agency.
(4)    Such assignment shall have been approved by Agent, which approval shall not be unreasonably withheld. No sub‑assignments shall be permitted.
(5)    The Assignee Lender shall have paid to the Agent an administrative fee of $3,500.00 to process the admission of such Assignee Lender.
(6)    The Assignee Lender shall not be Borrower or any of Borrower's Affiliates.
Notwithstanding the foregoing, in no event shall any assignment of the Commitment Percentage of any Lender resulting from the merger or consolidation of such Lender with or into any other party require the consent of Borrower, Agent or any other Person.
(b)    Assignment and Assumption. The Borrower and Agent may continue to deal solely and directly with the assigning Lender in connection with the interest so assigned to an Assignee Lender (or to an affiliate of such Lender) until such time as (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee Lender (or such affiliate) shall have been given to the Borrower and Agent by the assigning Lender and the Assignee Lender (or such affiliate); (ii) the assigning Lender and the Assignee Lender (or such affiliate) shall have delivered to the Borrower and Agent an Assignment and Assumption.
Upon request, Borrower will execute and deliver to Agent, at Borrower's cost to the extent such costs do not exceed $10,000, an appropriate replacement promissory note or replacement promissory notes in favor of each assignee (and assignor, if such assignor is retaining a portion of its Commitment Percentage and advances) reflecting such assignee's (and assignor's) Commitment Percentage of the Committed Amount. Upon execution and delivery of such replacement promissory note(s) the original promissory note or notes evidencing all or a portion of the Commitment Percentage of the Committed Amount and advances being assigned shall be canceled and returned to Borrower. For purposes of clarification, if Borrower's costs relating to an Assignment and Assumption exceed $10,000, such costs exceeding $10,000 shall be borne by the Lenders receiving replacement notes pro rata in accordance with such Lenders' Commitment Percentage of the Committed Amount. Under no circumstances shall Borrower be required to execute any certifications or similar documents or to provide any representations or warranties confirming the accuracy of any information or otherwise in connection with any assignment or participation.
(c)    Notice by Agent. Promptly following receipt by Agent of an executed Assignment and Assumption, Agent shall give notice to the Borrower and to the Lenders of: (i) the effectiveness of the assignment by the assigning Lender to the Assignee Lender (or the affiliate of the Lender); and (ii) the revised percentages and maximum amounts of the Commitment Percentage of the Committed Amount in effect as a result of such assignment.

-73-	Loan Agreement (KBS REIT I)

(d)    Adjustment of Shares. Immediately upon delivery of the Assignment and Assumption to Agent, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee Lender (or affiliate of the Lender) and the resulting adjustment of the Commitment Percentage arising therefrom. The Commitment Percentage of the Committed Amount assigned to each Assignee Lender (or such affiliate) shall reduce the Commitment Percentage of the Committed Amount of the assigning Lender by a like amount.
(e)    Rights of Assignee. From and after the date upon which Agent notifies the assigning Lender that it has received an executed Assignment and Assumption: (1) the Assignee Lender (or the Lender's affiliate) thereunder shall be a party to this Agreement and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption, shall have the rights and obligations of a Lender under this Agreement; provided, however, that the Assignee Lender's consent shall be required only with respect to matters particularly set forth in Sections 8.4(b)(1), (3), (4) and (7) hereof, and (2) the assigning Lender shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations under this Agreement.
(f)    Assignee's Agreements. By executing and delivering an Assignment and Assumption, the Assignee Lender (or the Lender's affiliate) thereunder confirms and agrees as follows: (1) other than as provided in such Assignment and Assumption, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Note or any other instrument or document furnished pursuant to the Loan; (2) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other parties or the performance or observance by the Borrower of any of its obligations under the Note and this Agreement; (3) the Assignee Lender (or such affiliate) has received a copy of this Agreement, together with such other documents and information as the Assignee Lender (or such affiliate) has deemed appropriate to make its own credit analysis and decision to enter into the Assignment and Assumption; (4) the Assignee Lender (or such affiliate) will, independently and without reliance upon Agent, continue to make its own credit decisions in taking or not taking action under this Agreement; (5) the Assignee Lender (or such affiliate) hereby appoints and authorizes Agent to take such action as administrative agent on its behalf and to exercise such powers under the Loan Documents and this Agreement as are delegated to Agent thereunder and hereunder, together with such powers as are reasonably incidental thereto; and (6) the Assignee Lender (or such affiliate) agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender and confirms the representations and warranties of the assigning Lender under this Agreement.
(g)    Participations. Any Lender may upon prior written notice to Borrower and Agent sell a participation interest in all or any portion of the Loan without the prior consent of the Agent and the other Lenders; provided, however, the voting rights of any participants shall be limited to actions with respect to increases in the maximum Committed Amount, extensions

-74-	Loan Agreement (KBS REIT I)

of the maturity date beyond the extension option terms and changes in the interest rates applicable to the Loan.
8.10    Other Business. The Agent and each Lender may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Borrower or any affiliate of Borrower as if it were not performing the duties specified herein, and may accept fees and other considerations from the Borrower or any such affiliate for services in connection with this Agreement and otherwise without having to account for the same to the other parties hereto.
8.11    Consents. If the Agent requests in writing consent or approval from the Lenders and any Lender does not respond to such written request within ten (10) Business Days (or such other period as may be provided herein), such Lender shall be deemed to have given such consent or approval.
8.12    Agent as Lender. In its individual capacity as a Lender, U.S. Bank shall have the same obligations and the same rights, powers and privileges in respect to its Commitment Percentage and the Advances made by it, and as the holder of any Note as it would have were it not also the Agent.
8.13    Notification of Defaults and Events of Default. Each Lender hereby agrees that, upon learning of the existence of a default or an Event of Default, it shall (to the extent notice has not previously been provided) promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this provision it shall promptly notify the other Lenders of the existence of such default or Event of Default.
8.14    No Reliance by Borrower. Except for the provisions contained in Sections 8.1(a), 8.2(a) and 8.3(a), Sections 8.9(a), (b) and (c) and Section 8.17 hereof (which Borrower shall have the right to enforce), the provisions of this Article VIII are solely for the benefit of Agent and the Lenders, and Borrower shall have no right to rely on or enforce any of the provisions under this Article VIII and in no event shall Borrower have any additional obligations arising solely out of the provisions contained in this Article VIII, except for those obligations expressly provided for in Sections 8.2(b), 8.7(a) and Section 8.9(a), and 8.9(b) of this Agreement. In performing its functions and duties under this Agreement, Agent shall act solely as Agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrower or any other person.
8.15    Reliance. Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents, telecopies or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of legal counsel (including counsel for Borrower), independent public accountants and other experts selected by it.
8.16    Pledge to Federal Reserve Bank. Anything in this Agreement to the contrary notwithstanding, without the need to comply with any of the formal or procedural requirements of this Agreement, including this Section 8.16, any Lender may at any time and from time to

-75-	Loan Agreement (KBS REIT I)

time pledge and assign all or any portion of its rights under all or any of the Loan Documents to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from its obligations thereunder. To facilitate any such pledge or assignment, Agent shall, at the request of such Lender, enter into a letter agreement with the Federal Reserve Bank in, or substantially in, the form of the exhibit to Appendix C to the Federal Reserve Bank of New York Operating Circular No. 10.
8.17    Confidentiality.
(a)    Lenders agree to use commercially reasonable efforts to preserve the confidential nature of financial information obtained pursuant to the requirements of this Agreement and identified as confidential by Borrower or Guarantor; provided, however, that the foregoing shall not apply to (i) disclosures required of any Lender pursuant to any applicable law, rule, regulation or order of any Governmental Authority, (ii) any information contained in any report prepared or delivered pursuant to the reporting requirements of federal or state securities laws and regulations, including, but not limited to, any prospectus, registration statement, proxy materials or periodic reports, (iii) any disclosures made in connection with the enforcement of any of the Loan Documents or any litigation in connection therewith, or (iv) disclosures of information that is publicly available other than as a result of a disclosure by any Lender. In addition, and notwithstanding the foregoing, Agent agrees not to share any confidential information of Borrower or Guarantor with any potential or actual Loan Participant or Assignees without first obtaining Borrower's or Guarantor's consent (which consent shall require an execution of a confidentiality agreement or confidentiality agreements, in form and substance reasonably satisfactory to Borrower).
(b)    Notwithstanding anything to the contrary set forth herein or in any other written or oral understanding or agreement to which the parties hereto are parties or by which they are bound, the parties hereto acknowledge and agree that (i) any obligations of confidentiality contained herein and therein do not apply and have not applied from the commencement of discussions between the parties to the tax treatment and tax structure of the transactions contemplated by the Loan Documents (and any related transactions or arrangements), and (ii) each party (and each of its employees, representatives, or other agents) may disclose to any and all parties as required by applicable laws, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by the Loan Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure, all within the meaning of Treasury Regulations Section 1.6011‑4; provided, however, that each party acknowledges that any privilege that may exist for the benefit of a party, in such party's sole discretion, to maintain the confidentiality of a communication relating to the transactions contemplated by the Loan Documents, including a confidential communication with its attorney or a confidential communication with a federally authorized tax practitioner under Section 7525 of the Internal Revenue Code, is not intended to be affected by the foregoing.
[Signatures on Following Page]

-76-	Loan Agreement (KBS REIT I)

IN WITNESS WHEREOF, intending to be legally bound, the parties have executed and delivered this Agreement, under seal, as of the date first written above.
Borrowers:
KBS UNIVERSITY PARK, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXVII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

S-1	Loan Agreement (KBS REIT II)

KBS ADP PLAZA, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

S-2	Loan Agreement (KBS REIT II)

KBS CITY GATE PLAZA, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

S-3	Loan Agreement (KBS REIT II)

KBS GREAT OAKS, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

S-4	Loan Agreement (KBS REIT II)

KBS MERIDIAN TOWER, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

S-5	Loan Agreement (KBS REIT II)

KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

S-6	Loan Agreement (KBS REIT II)

KBS NORTH CREEK, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXIX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

S-7	Loan Agreement (KBS REIT II)

KBS RIVERTECH, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

S-8	Loan Agreement (KBS REIT II)

KBS RIVERVIEW BUSINESS CENTER I & II, LLC,
a Delaware limited liability company

By:	KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT ACQUISITION XXVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

S-9	Loan Agreement (KBS REIT II)

KBS ROYAL PARKWAY CENTER I & II, LLC,
a Delaware limited liability company

By:	KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT ACQUISITION XXVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

S-10	Loan Agreement (KBS REIT II)

KBS ROYAL RIDGE, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XVII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

S-11	Loan Agreement (KBS REIT II)

KBS SABAL VI, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION X, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

S-12	Loan Agreement (KBS REIT II)

KBS WOODFIELD PRESERVE, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

S-13	Loan Agreement (KBS REIT II)

AGENT:
US BANK NATIONAL ASSOCIATION,
a national banking association, as Agent

By:	/s/ Adrian B. Montero

Name:	Adrian B. Montero

Title:	Senior Vice President

LENDER(S):
US BANK NATIONAL ASSOCIATION,
a national banking association

By:	/s/ Adrian B. Montero

Name:	Adrian B. Montero

Title:	Senior Vice President

BANK OF AMERICA , N.A.,
a national banking association

By:	/s/ Kevin McLain

Name:	Kevin McLain

Title:	S.V.P

S-14	Loan Agreement (KBS REIT II)

EXHIBIT A
ASSIGNMENT AND ASSUMPTION AGREEMENT
THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is dated as of _______________, 20___, between __________________________________ ("Assignor") and _________________________________________ ("Assignee").
RECITALS:
Assignor is a Lender under that certain Loan Agreement dated as of ______, 2013 (the "Loan Agreement") by and between U.S. Bank National Association in its capacity as a Lender and as Agent (the "Agent") and certain other Lenders named therein, as modified from time to time. The Lenders made a loan to KBS ADP PLAZA, LLC, KBS CITY GATE PLAZA, LLC, KBS GREAT OAKS, LLC, KBS MERIDIAN TOWER, LLC, KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC, KBS NORTH CREEK, LLC, KBS RIVERTECH, LLC, KBS RIVERVIEW BUSINESS CENTER I & II, LLC, KBS ROYAL PARKWAY CENTER I & II, LLC, KBS ROYAL RIDGE, LLC, KBS SABAL VI, LLC, KBS UNIVERSITY PARK, LLC, and KBS WOODFIELD PRESERVE, LLC, each a Delaware limited liability company (collectively, "Borrower"). Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement. Assignor desires to assign to Assignee and Assignee desires to accept and assume [a portion of] the rights and obligations of Assignor under the Loan Agreement.
NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
1.    Assignment. Effective on the Assignment Effective Date (as defined in Section 3 below), Assignor hereby assigns to Assignee an Assigned Share (as defined below) of all of Assignor's right, title, interest and obligations under the Loan Agreement and other Loan Documents. The Assigned Share of all such rights, title, interest and obligations is referred to collectively as the "Assigned Rights and Obligations".
The "Assigned Share" means (a) a $________________ portion of the total Committed Amount on the Assignment Effective Date (which shall include Assignee's Commitment Percentage of all Advances outstanding under the Loan Agreement on the Assignment Effective Date). Following the assignment, the Assignee's Commitment Percentage shall equal the quotient of the above portion of the Committed Amount divided by $________________ [insert Loan amount] expressed as a percentage rounded to eight decimal places (i.e., _________%), and the Assignor's Commitment Percentage shall equal _________%.
2.    Assumption. Effective on the Assignment Effective Date, Assignee hereby accepts the foregoing assignment of, and hereby assumes from Assignor, the Assigned Rights and Obligations.

EXHIBIT A – Page 1	Loan Agreement (KBS REIT I)

3.    Effectiveness. This Agreement shall become effective on a date (the "Assignment Effective Date") selected by Assignor, which shall be on or as soon as practicable after the execution and delivery of counterparts of this Agreement by Assignor, Assignee, Agent and Borrower. Assignor shall promptly notify Assignee, Agent and Borrower in writing of the Assignment Effective Date.
4.    Payments on Assignment Effective Date. In consideration of the assignment by Assignor to and the assumption by Assignee of the Assigned Rights and Obligations, on the Assignment Effective Date (a) Assignee shall pay to Assignor the amount of $________ [usually the Assignee's Commitment Percentage of the outstanding principal], and (b) Assignee shall pay to Agent an assignment processing fee of $3,500.
5.    Allocation and Payment of Interest and Fees.
(a)    Agent shall pay to Assignee all interest, and other amounts not constituting principal that are paid by or on behalf of Borrower pursuant to the Loan Documents and are attributable to the Assigned Rights and Obligations ("Borrower Amounts"), that accrue on and after the Assignment Effective Date. If Assignor receives or collects any such Borrower Amounts, Assignor shall promptly pay them to Assignee.
(b)    Agent shall pay to Assignor all Borrower Amounts that accrue before the Assignment Effective Date when and as the same are paid by Agent to the other the Lenders. If Assignee receives or collects any such Borrower Amounts, Assignee shall promptly pay such amounts to Assignor.
(c)    Unless specifically assumed by Assignee, Assignor shall be responsible and liable for all reimbursable liabilities and costs and indemnification obligations which accrue prior to the Assignment Effective Date, and such liability shall survive the Assignment Effective Date.
(d)    Agent shall not be liable for any allocation or payment to either Assignor or Assignee subsequently determined to be erroneous, unless resulting from Agent's willful misconduct or gross negligence.
6.    Representations and Warranties.
(a)    Each of Assignor and Assignee represents and warrants to the other and Agent as follows:
(i)    It has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by this Agreement;
(ii)    The making and performance of this Agreement and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation applicable to it;

EXHIBIT A – Page 2	Loan Agreement (KBS REIT I)

(iii)    This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable in accordance with its terms; and
(iv)    All approvals, authorizations or other actions by, or filings with, any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been made or obtained.
(b)    Assignor represents and warrants to Assignee that Assignor owns the Assigned Rights and Obligations, free and clear of any lien or other encumbrance.
(c)    Assignee represents and warrants to Assignor as follows:
(i)    Assignee has made and shall continue to make its own independent investigation of the financial condition, affairs and creditworthiness of the Borrower and Guarantor and any other person or entity obligated under the Loan Documents (collectively, "Credit Parties"), and the value of any collateral now or hereafter securing any of the Obligations; and
(ii)    Assignee has received a copy of those Loan Documents and such other documents, financial statements and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.
7.    No Assignor Responsibility. Assignor makes no representation or warranty and assumes no responsibility to Assignee for:
(a)    the execution (by any party other than Assignor), effectiveness, genuineness, validity, enforceability, collectability or sufficiency of the Loan Documents or for any representations, warranties, recitals or statements made in the Loan Documents or in any financial or other written or oral statement, instrument, report, certificate or any other document made or furnished or made available by Assignor to Assignee or by or on behalf of Borrower or Guarantor to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby;
(b)    the performance or observance of any of the terms, covenants or agreements contained in any of the Loan Documents or as to the existence or possible existence of any default or Event of Default under the Loan Documents; or
(c)    the accuracy or completeness of any information provided to Assignee, whether by Assignor or by or on behalf of Borrower or Guarantor.
Assignor shall have no initial or continuing duty or responsibility to make any investigation of the financial condition, affairs or creditworthiness of Borrower or Guarantor, in connection with the assignment of the Assigned Rights and Obligations or to provide Assignee with any credit or other information with respect thereto, whether coming into its possession before the date hereof or at any time or times thereafter.

EXHIBIT A – Page 3	Loan Agreement (KBS REIT I)

8.    Assignee Bound By Loan Agreement. Effective on the Assignment Effective Date, Assignee (a) shall be deemed to be a party to the Loan Agreement, (b) agrees to be bound by the Loan Agreement as it would have been if it had been an original Lender thereunder, and (c) agrees to perform in accordance with their respective terms all of the obligations which are required under the Loan Documents to be performed by it as a Lender. Assignee appoints and authorizes Agent to take such actions as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto.
9.    Assignor Released From Loan Agreement. Effective on the Assignment Effective Date, Assignor shall be released from the Assigned Rights and Obligations; provided, however, that Assignor shall retain all of its rights to indemnification under the Loan Agreement and the other Loan Documents for any events, acts or omissions occurring before the Assignment Effective Date, and to the extent not assumed by Assignee, Assignor shall continue to be responsible for the liabilities and obligations described in Section 5(c).
10.    New Notes. On or promptly after the Assignment Effective Date, Borrower, Agent, Assignor and Assignee shall make appropriate arrangements so that [a] new Note[s] executed by Borrower, dated as of the Assignment Effective Date and in the amount of the [respective] commitment[s] of [Assignor and] Assignee, after giving effect to this Agreement, are issued to [Assignor and] Assignee, in exchange for the surrender by Assignor [and Assignee] to Borrower of any applicable outstanding Note marked "Exchanged". The provisions of this Section 10 are subject to Section 8.9(b) of the Loan Agreement.
11.    General.
(a)    No term or provision of this Agreement may be amended, waived or terminated orally, but only by an instrument signed by the parties hereto.
(b)    This Agreement may be executed in one or more counterparts. Each set of executed counterparts shall be an original. Executed counterparts may be delivered by facsimile transmission.
(c)    If Assignor has not assigned its entire remaining commitment of the Loan to Assignee, Assignor may at any time and from time to time grant to others pursuant to the Loan Agreement assignments of or participation in all or part of Assignor's remaining Loan or commitment.
(d)    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither Assignor nor Assignee may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other and Agent. The preceding sentence shall not limit the right of Assignee to grant to others assignment of or participation in all or part of the Assigned Rights and Obligations to the extent permitted by the terms of the Loan Agreement.
(e)    All payments to Assignor or Assignee hereunder shall, unless otherwise specified by the party entitled thereto, be made in Dollars, in immediately available funds, and to the address or account specified on the signature pages of this Agreement. The address of

EXHIBIT A – Page 4	Loan Agreement (KBS REIT I)

Assignee for notice purposes under the Loan Agreement shall be as specified on the signature pages of this Agreement.
(f)    If any provision of this Agreement is held invalid, illegal or unenforceable, the remaining provisions hereof will not be affected or impaired in any way.
(g)    Each party shall bear its owns expenses in connection with the preparation and execution of this Agreement.
(h)    This Agreement shall be governed by and construed in accordance with the laws of the State of California.
IN WITNESS WHEREOF, the parties have executed this Agreement, under seal, as of the day and year first above written.

Assignor:
Address: ___________________________________ ___________________________________ ___________________________________ Attention: __________________________	___________________________________ By: ________________________________ Name: _______________________________ Title: _______________________________

Assignee:
Address: ___________________________________ ___________________________________ ___________________________________ Attention: __________________________	___________________________________ By: ________________________________ Name: _______________________________ Title: _______________________________

EXHIBIT A – Page 5	Loan Agreement (KBS REIT I)

ACKNOWLEDGED AND AGREED: [Borrower is executing in signature blocks below for the purpose of consent and acknowledging receipt of the Assignment and Assumption Agreement to which this consent and acknowledgment is attached and, by signing below, Borrower shall not incur any additional obligations or additional liability except as contemplated by the Loan Documents.]
Borrowers:

KBS UNIVERSITY PARK, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXVII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner
By: ___________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT A – Page 6	Loan Agreement (KBS REIT I)

KBS ADP PLAZA, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	___________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT A – Page 7	Loan Agreement (KBS REIT I)

KBS CITY GATE PLAZA, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	___________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT A – Page 8	Loan Agreement (KBS REIT I)

KBS GREAT OAKS, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	___________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT A – Page 9	Loan Agreement (KBS REIT I)

KBS MERIDIAN TOWER, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	___________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT A – Page 10	Loan Agreement (KBS REIT I)

KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	___________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT A – Page 11	Loan Agreement (KBS REIT I)

KBS NORTH CREEK, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXIX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	___________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT A – Page 12	Loan Agreement (KBS REIT I)

KBS RIVERTECH, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	___________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT A – Page 13	Loan Agreement (KBS REIT I)

KBS RIVERVIEW BUSINESS CENTER I & II, LLC,
a Delaware limited liability company

By:	KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT ACQUISITION XXVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:	___________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT A – Page 14	Loan Agreement (KBS REIT I)

KBS ROYAL PARKWAY CENTER I & II, LLC,
a Delaware limited liability company

By:	KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT ACQUISITION XXVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:	___________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT A – Page 15	Loan Agreement (KBS REIT I)

KBS ROYAL RIDGE, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XVII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	___________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT A – Page 16	Loan Agreement (KBS REIT I)

KBS SABAL VI, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION X, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:	___________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT A – Page 17	Loan Agreement (KBS REIT I)

KBS WOODFIELD PRESERVE, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	___________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXHIBIT A – Page 18	Loan Agreement (KBS REIT I)

Agent:
US BANK NATIONAL ASSOCIATION,
as Agent

By:	____________________________

Name:	____________________________

Title:	____________________________
Address:

EXHIBIT A – Page 19	Loan Agreement (KBS REIT I)

EXHIBIT B
DESCRIPTION OF IMPROVEMENTS

List of Properties
Project Name	Property Type	Property City	Property State	Approximate Square Footage
ADP Plaza	Office	Portland	OR	181,008
City Gate Plaza	Office	Sacramento	CA	105,003
Cumberland	Industrial	Nashville	TN	166,137
Great Oaks	Office	Alpharetta	GA	157,902
Meridian Tower	Office	Tulsa	OK	205,891
North Creek Parkway	Office	Bothell	WA	206,000
Rivertech	Industrial	Billercia	MA	285,772
Riverview I and II	Industrial	Nashville	TN	101,517
Royal Parkway I and II	Industrial	Nashville	TN	144,872
Royal Ridge Building	Office	Alpharetta	GA	160,540
Sabal VI Building	Office	Tampa	FL	97,527
University Park	Office	Sacramento	CA	131,520
Woodfield Preserve	Office	Schaumburg	IL	645,210
Potential Additional Collateral Properties
825 University	Office	Norwood	CA	166,574
Tysons Dulles Plaza	Office	McLean	VA	485,971

EXHIBIT B	Loan Agreement (KBS REIT I)

EXHIBIT C-1
LEGAL DESCRIPTION OF THE KBS ADP PLAZA LAND
That certain real property located in the County of Multnomah, State of Oregon and more particularly described as follows:
Parcel I:
A parcel of land situated in the South one half of Block "F", SOUTH AUDITORIUM ADDITION, in the Northwest one quarter of Section 10, Township 1 South, Range 1 East, Willamette Meridian, in the City of Portland, in the County of Multnomah and State of Oregon, as depicted on a record of survey by Timberland-McCullough, Inc., being more particularly described as follows:
Beginning at a point which is South 00° 41' 57" West, 219.16 feet from the Northeast corner of Block "F", SOUTH AUDITORIUM ADDITION, in the City of Portland, County of Multnomah and State of Oregon, said point also being on the Westerly right of way of S.W. First Avenue and running; thence South 00° 41' 57" West, 220.72 feet; thence Southwesterly along a 30.00 foot radius curve right (the long chord of which bears South 45° 41' 57" West, 42.43 feet) a distance of 47.12 feet to the Northerly right of way of S. W. Arthur Street; thence North 89° 18' 03" West along said Northerly right of way 218.00 feet; thence North 00° 41' 57" East, 69.50 feet; thence South 89° 18' 03" East, 18.00 feet; thence North 00° 41' 57" East 50.00 feet; thence North 45° 42' 23" East, 22.63 feet; thence South 89° 18' 03" East, 26.00 feet; thence North 00° 41' 57" East 115.22 feet; thence South 89° 18' 03" East, 188.00 feet to the true place of beginning.
Parcel II:
A parcel of land situated in the South one half of Block "F", SOUTH AUDITORIUM ADDITION, in the Northwest one quarter of Section 10, Township 1 South, Range 1 East, Willamette Meridian, in the City of Portland, in the County of Multnomah and State of Oregon, as depicted on a record of survey by Timberland-McCullough, Inc., being more particularly described as follows:
Beginning at a point which is South 00° 41' 57" West, 219.16 feet and North 89° 18' 03" West, 188.00 feet from the Northeast corner of Block "F", SOUTH AUDITORIUM ADDITION, in the City of Portland, County of Multnomah and State of Oregon; and running, thence South 00° 41' 57" West, 115.22 feet; thence North 89° 18' 03" West, 26.00 feet; thence South 45° 42' 23" West, 22.63 feet; thence South 00° 41' 57" West, 50.00 feet; thence North 89° 18' 03" West, 18.00 feet; thence South 00° 41' 57" West, 69.50 feet to the Northerly right of way of S. W. Arthur Street; thence North 89° 18' 03" West, 50.28 feet; thence Northwesterly along a 150.00 foot radius curve right (the long chord of which bears North 44° 18' 03" West, 212.13 feet) a distance of 235.62 feet to the Easterly right of way of S.W. 3rd Avenue; thence North 00° 41' 57" East along said Easterly right of way 100.72 feet; thence South 89° 18' 03" East, 260.28 feet to the true place of beginning.

EXHIBIT C-1	Loan Agreement (KBS REIT I)

Parcel III:
Lots 1, 2, 3, 4, 5, 6, 7 and 8, Block 69, CARUTHERS ADDITION TO THE CITY OF PORTLAND, in the City of Portland, County of Multnomah and State of Oregon.
TOGETHER WITH that portion of vacated S.W. Arthur Street that inured thereto by Ordinance
No. 133763, recorded January 25, 1972 in Book 836, Page 813.
Parcel IV:
Easement rights, including the terms and provisions thereof as set forth in instrument recorded August 7, 1989, in Book 2225, Page 1433, Multnomah County Deed Records.

EXHIBIT C-1	Loan Agreement (KBS REIT I)

EXHIBIT C-2
LEGAL DESCRIPTION OF THE KBS CITY GATE PLAZA LAND
That certain real property located in the County of Sacramento, State of California and more particularly described as follows:
PARCEL ONE :
ALL THAT PORTION OF PARCEL D, AS SHOWN ON THAT PARCEL MAP FILED IN BOOK 83 OF PARCEL MAPS, PAGE 6, OFFICIAL RECORDS, OF SACRAMENTO COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHEAST CORNER OF SAID PARCEL D; THENCE, FROM SAID POINT OF BEGINNING, ALONG THE WESTERLY, EASTERLY AND SOUTHERLY LINES OF SAID PARCEL D, THE FOLLOWING (8) COURSES: (1) SOUTH 17° 07' 04" EAST 131.57 FEET; (2) ALONG THE ARC OF A TANGENT CURVE TO THE LEFT, CONCAVE WESTERLY, HAVING A RADIUS OF 445.00 FEET, SUBTENDED BY CHORD BEARING SOUTH 03° 17' 19" WEST 310.32 FEET; (3) WEST 474.20 FEET; (4) NORTH 53° 14' 08" WEST 300.09 FEET; (5) NORTH 34° 48' 27" EAST 16.35 FEET; (6) ALONG THE ARC OF A TANGENT CURVE TO THE LEFT, CONCAVE WESTERLY, HAVING A RADIUS OF 421.00 FEET, SUBTENDED BY A CHORD BEARING NORTH 22° 52' 30" EAST 170.86 FEET; (7) NORTH 11° 10' 00" EAST 50.00 FEET; AND (8) ALONG THE ARC OF TANGENT CURVE TO THE LEFT, CONCAVE WESTERLY HAVING A RADIUS OF 655.33 FEET, SUBTENDED BY A CHORD BEARING NORTH 10° 19' 08" EAST 19.39 FEET; THENCE LEAVING SAID WESTERLY LINE SOUTH 82° 48' 09" EAST 25.02 FEET; THENCE ALONG THE ARC OF A CURVE TO THE LEFT, CONCAVE WESTERLY, HAVING A RADIUS OF 680.33 FEET, SUBTENDED BY A CHORD BEARING NORTH 08° 31' 55" EAST 20.32 FEET TO A POINT IN THE NORTHERLY LINE OF SAID PARCEL D; THENCE ALONG SAID NORTHERLY LINE, EAST 576.95 FEET TO THE POINT OF BEGINNING SET FORTH AS PARCEL 2 IN THE CERTIFICATE OF COMPLIANCE, RECORDED FEBRUARY 27, 1986, IN BOOK 860227, PAGE 882, OFFICIAL RECORDS.
PARCEL TWO :
NON EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS TO ALL OF THE PROPERTY (AS DEFINED IN THE DECLARATION, AS HEREINAFTER DEFINED) FOR STREET, ROADWAY, VEHICULAR TRAFFIC AND PARKING PURPOSES OVER AND ALONG THE DRIVEWAYS, STREETS, ALLEYS AND PARKING AREAS WITHIN THE PROPERTY AND NON-EXCLUSIVE EASEMENT OF ENJOYMENT IN AND TO THE COMMON FACILITIES (AS DEFINED IN THE DECLARATION, AS HEREINAFTER DEFINED) INCLUDING INGRESS AND EGRESS TO AND FROM HIS OR HER PARCEL (AS DEFINED IN THE DECLARATION, AS HEREINAFTER

EXHIBIT C-2	Loan Agreement (KBS REIT I)

DEFINED) CONTAINED IN THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS OF CHRISTOFER OAKS, RECORDED IN BOOK 870702, PAGE 537, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT TO DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS OF CHRISTOFER OAKS, RECORDED FEBRUARY 22, 1994 IN BOOK 940222, PAGE 1430, THAT CERTAIN SECOND AMENDMENT TO DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS OF CHRISTOFER OAKS , RECORDED NOVEMBER 22, 1994 IN BOOK 941122, PAGE 1062, AND THAT CERTAIN THIRD AMENDMENT TO DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS OF CHRISTOFER OAKS, RECORDED JUNE 23, 1998 IN BOOK 19980623, PAGE 668 (AS AMENDED, THE "DECLARATION"), RECORDS OF SACRAMENTO COUNTY STATE OF CALIFORNIA.
PARCEL THREE:
NON-EXCLUSIVE EASEMENT FOR VEHICULAR INGRESS AND EGRESS OVER THAT PORTION OF THE DRIVEWAY EASEMENT (AS DEFINED IN THE RECIPROCAL EASEMENT AGREEMENT, AS HEREINAFTER DEFINED) LOCATED ON LOT 3 (AS DEFINED IN THE RECIPROCAL EASEMENT AGREEMENT, AS HEREINAFTER DEFINED), CONTAINED IN THAT CERTAIN RECIPROCAL EASEMENT AGREEMENT, RECORDED IN BOOK 940222, PAGE 1431, (THE "RECIPROCAL EASEMENT AGREEMENT"), RECORDS OF THE COUNTY OF SACRAMENTO, STATE OF CALIFORNIA.
APN: 274-0320-040-0000

EXHIBIT C-2	Loan Agreement (KBS REIT I)

EXHIBIT C-3
LEGAL DESCRIPTION OF THE KBS GREAT OAKS LAND
That certain real property located in the County of Fulton, State of Georgia and more particularly described as follows:
Parcel 1:
All that tract or parcel of land lying and being in Land Lots 851, 852, and 858 of the 1st District, 2nd Section, City of Alpharetta, Fulton County, Georgia, and being more particularly described as follows:
To find The True Point of Beginning, commence at a rebar found on the common corner of Land Lots 852, 853, 856, and 857 of the aforesaid District and Section of Fulton County; thence, proceed North 89 degrees 28 minutes 40 seconds West along the land lot line common to Land Lots 852 and 857 for a distance of 342.54 feet to a rebar found on the southeasterly right-of-way line of Georgia Highway 400 (variable right-of-way width); thence South 23 degrees 15 minutes 33 seconds West along said right-of-way line for a distance of 852.01 feet to a point; thence, leaving said right-of-way, proceed South 64 degrees 52 minutes 24 seconds East for a distance of 483.59 feet to a point; thence south 02 degrees 48 minutes 34 seconds West for a distance of 255.94 feet to a capped ½-inch rebar set and The True Point of Beginning.
From The True Point of Beginning, as thus established, proceed South 87 degrees 17 minutes 48 seconds East for a distance of 174.64 feet to a capped ½-inch rebar set; thence North 70 degrees 42 minutes 12 seconds East for a distance of 54.92 feet to a capped 1/2 –inch rebar set of the westerly right-of-way line of Great Oaks Way (variable right-of-way width); thence following said right-of-way line for the next 6 courses, proceed along a curve to the left having a radius of 406.65 feet and an arc length of 79.26 feet, said arc being subtended by a chord with a bearing of South 08 degrees 17 minutes 14 seconds West and a length of 79.14 feet, to a PK (Parker-Kalon) nail set in concrete; thence South 02 degrees 42 minutes 11 seconds West for a distance of 205.37 feet to a point, said point being 0.66 feet east of a ½-inch rebar found; thence South 04 degrees 43 minutes 33 seconds West for a distance of 85.00 feet to a rebar found; thence along a curve to the left having a radius of 472.42 feet and an arc length of 164.41 feet, said arc being subtended by a chord with a bearing of South 07 degrees 16 minutes 01 second East and a length of 163.58 feet, to a capped ½-inch rebar set; thence South 18 degrees 22 minutes 58 seconds East for a distance of 50.00 feet to a Parker-Kalon nail set in concrete; thence South 17 degrees 14 minutes 12 seconds East for a distance of 288.23 feet to a point, said point being 3.11 feet west of the rebar dound; thence, leaving said right-of-way;, proceed South 72 degrees 45 minutes 52 seconds West for a distance of 383.42 feet to a capped ½-inch rebar set; thence North 70 degrees 29 minutes 38 seconds West for a distance of 578.11 feet to a rebar found on the easterly right-of-way line of Kimball Bridge Road (variable right-of-way width); thence following said right-of-way line fo the next 5 courses, proceed along a curve to the left having a radius of 994.93 feet and an arc length of 351.49 feet, said arc being subtended by a chord with a bearing of North 13 degrees 44 mi8nutes 43 seconds West and a length of 349.66 feet, to a capped ½-inch rebar set; thence along a curve to the left having a radius of 110.00 feet an and arc length of 49.50 feet, said arc being subtended by a chord with a bearing of North 00 degrees 08 minutes 40 seconds West and a length of 49.09 feet, to a concrete right-of-way monument found; thence North 12 degrees 33 minutes 56 seconds West for a distance of 135.14 feet to a concrete right-of-way monument found; thence along a curve to the right having a radius of 50.00 feet and an arc length of 85.75 feet, said arc being subtended by a chord with a bearing of North 28 degrees 16 minutes 29 seconds East and a length of 75.62 feet, to a concrete right-of-way monument found;

EXHIBIT C-3	Loan Agreement (KBS REIT I)

thence North 34 degrees 47 minutes 42 seconds West for a distance of 58.76 feet to a concrete right-of-way monument found; thence, leaving said right-of-way, proceed South 63 degrees 25 minutes 59 seconds East for a distance of 115.60 feet to a rebar found; thence South 52 degrees 13 minutes 21 seconds East for a distance of 90.22 feet to a Parker-Kalon nail set; thence South 56 degrees 11 minutes 26 seconds East for a distance of 137.52 feet to a Parker-Kalon nail set; thence South 67 degrees 44 minutes 21 seconds East for a distance of 66.84 feet to a Parker-Kalon nail set; thence North 33 degrees 48 minutes 34 seconds East for a distance of 306.25 feet to a capped ½-inch rebar set; thence along a curve to the right having a radius of 145.00 feet and an arc length of 149.19 feet, said arc being subtended by a chord with a bearing of North 63 degrees 17 minutes 03 seconds East and a length of 142.69 feet, to a capped ½-inch rebar set; thence South 87 degrees 17 minutes 48 seconds East for a distance of 51.73 feet to a capped ½-inch rebar set; thence North 02 degrees 48 minutes 34 seconds East for a distance of 21.00 feet to a capped 1/2 –inch rebar set and The True Point of Beginning.
Containing with said bounds 14.988 acres (652,895 square feet) more or less.
TOGETHER WITH ALL RIGHT, TITLE AND INTEREST IN, TO AND UNDER Declaration of Covenants, Restrictions and Easements for Royal 400 by Essex-royal 400 Associates, a Georgia general partnership, dated February 1, 1990, recorded in Deed Book 13203, Page 174, aforesaid records; as affected by Quit Claim Deed and Assignment between Essex-Royal Associates and James H. Cowart and Gerald N. Stephens as Trustee of Jim Cowart, Inc. Profit Sharing Plan and Trust, dated as of May 2, 1995, recorded in Deed Book 20504, Page 3, aforesaid records; as affected by Quit claim Deed and Assignment of Declarations between James H. Cowart and Royal 400 Land Company 1, L.L.C., dated as of May 23, 1996, recorded in Deed Book 21014, Page 28, aforesaid records; as amended by First Amendment thereto between Royal 400 Land Company I, L.L.C. and Royal 400 Land Company II, L.L.C., dated as of December 31, 1996, recorded in Deed book 21985, Page 123, aforesaid records; as further amended by Second Amendment thereto between Royal 400 Land company I, L.L.C., and royal 400 Land Company II, L.L.C., dated as of April 30, 1997, recorded in Deed Book 22543, Page 78, aforesaid records; as Further amended by Third Amendment thereto between Royal 400 Land Company 1, L.L.C., and Royal 400 Land Company II, L.L.C., dated as of June 30, 1997, recorded in Deed Book 22828, Page 96, aforesaid records; as affected by Quit Claim Deed between Royal 400 Land Company II, L.L.C., and Royal 400 BTS., L.L.C., dated December 2, 1997, recorded at Deed Book 23831, Page 332, aforesaid records, and as further amended by Fourth Amendment thereto dated as of December 1, 1997, recorded in Deed Book 24101, Page 188, aforesaid records; as further recorded at Deed Book 29365, Page 356, aforesaid records, as affected by Certification of Declarant recorded in Deed Book 26899, Page 3, aforesaid records, and as further affected by Certification of Declarant recorded at Deed Book 29318, Page 647, aforesaid records, as affected by that certain Partial Assignment of Easement Rights dated September 6, 2000, recorded at Deed Book 29447, Page 326, aforesaid records.

Parcel 2:
Non-exclusive easement for the construction, maintenance, repair and replacement of a retaining wall, and nonexclusive perpetual easement to drain storm surface water, as set forth in that certain Easement Agreement between Royal 400 Land Company I, L.L.C., and Holder/Royal 400 II, L.L.C., dated August 28, 1998, recorded in Deed Book 25065, Page 122, Fulton County, Georgia Records, as amended by Modification of Easement Agreement dated March 19, 2004, recorded in Deed Book 37272, Page 431, aforesaid records, and as further amended by Corrected Modification Agreement of Easement Agreement, dated March 19, 2004, recorded at Deed Book 37961, Page 263, aforesaid records.

EXHIBIT C-3	Loan Agreement (KBS REIT I)

EXHIBIT C-4
LEGAL DESCRIPTION OF THE KBS MERIDIAN TOWER LAND
That certain real property located in the City of Tulsa, Tulsa County, Oklahoma and more particularly described as follows:
All of Admiral Benbow Addition, a resubdivision of Lot 2, Block 1, Sinclair Research Laboratory Addition, and the north 140 feet of Lots 1 and 2, Block 1, Skelly Drive Court Addition, and part of Lot 1, Canfield Subdivision, City of Tulsa, Tulsa County, State of Oklahoma, according to the recorded plat thereof, and the Amended Plats thereof, less and except the following tract of land:
A part of Block 1, Admiral Benbow Addition, an Addition to the City of Tulsa, Tulsa County, State of Oklahoma, according to the recorded plat thereof, and being more particularly described by metes and bounds as follows, to-wit:
Beginning at the northmost corner of Block 1 of Admiral Benbow Addition, said corner also being the southwest corner of the intersection of the right of way lines of East Skelly Drive (I-44) and East 46th Street South;
Thence South 40°51’07” East along the southerly right of way line of East 46th Street South a distance of 161.64 feet to the southwest corner of the intersection of the right of way lines of East 46th Street South and South Darlington Avenue;
Thence South 49°08’53” West along the west right of way line of South Darlington
Avenue, a distance of 9.60 feet to a point of curve to the left;
Thence along said curve to the left having a central angle of 49°03’53” and a radius of
150 feet a distance of 128.45 feet;
Thence South 00°05’00” West a distance of 14.43 feet to a point of intersection of the west right of way line of South Darlington Avenue and the north line of the southwest quarter of Section 27, Township 19 North, Range 13 East;
Thence South 00°01’54” East along said right of way line of South Darlington Avenue a distance of 22.12 feet;
Thence South 49°08’53” West and parallel with the southerly line of East Skelly Drive a distance of 159.77 feet;
Thence North 40°51’07” West and perpendicular to said southerly right of way line a distance of 167.84 feet to a point of intersection with the north line of the southwest quarter of Section 27, Township 19 North, Range 13 East;
Thence continuing North 40°51’07” West a distance of 73.16 feet to a point of intersection with the southerly right of way line of East Skelly Drive (I-44);
Thence North 49°08’53” East along said southerly right of way line a distance of 306.60 feet to the point of beginning.

EXHIBIT C-4	Loan Agreement (KBS REIT I)

EXHIBIT C-5
LEGAL DESCRIPTION OF THE KBS NASHVILLE
INDUSTRIAL PORTFOLIO I LAND
That certain real property located in the County of Davidson, State of Tennessee and more particularly described as follows:
431 Great Circle Road:
Land in Davidson County, Tennessee being Lot No. 35, on the Plan of MetroCenter Resubdivision of Lot
35, Section 18, as shown on plat of record in Book 9700, page 417, in the Register's Office for Davidson County, Tennessee, to which plat reference is hereby made for a more particular description.
Being a portion of the same property conveyed to KBS Nashville Industrial Portfolio I, LLC, a Delaware limited liability company by deed from FirstCal Industrial 2 Acquisition, LLC., a Delaware limited liability company, recorded in Instrument No.20071120-0135820, in the Register's Office for Davidson County, Tennessee.

EXHIBIT C-5	Loan Agreement (KBS REIT I)

EXHIBIT C-6
LEGAL DESCRIPTION OF THE KBS NORTH CREEK LAND
That certain real property located in the County of King, State of Washington, and more particularly described as follows:
LOTS 1, 2, 3, 4, 5 AND 6 OF QUADRANT CORPORATE CENTER, A BINDING SITE PLAN, AS PER PLAT RECORDED IN VOLUME 178, PAGES 9 THROUGH 13, INCLUSIVE, RECORDS OF KING COUNTY, WASHINGTON;
TOGETHER WITH AN EASEMENT OF ENJOYMENT IN AND TO AN EASEMENT FOR INGRESS AND EGRESS OVER AND UPON THE STREETSCAPE AREA (AS DEFINED IN THE DECLARATION, AS HEREINAFTER DEFINED) AND COMMON AREAS (AS DEFINED IN THE DECLARATION), AS SET FORTH IN THAT CERTAIN DECLARATION OF PROTECTIVE COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND AGREEMENTS FOR QUANDRANT BUSINESS PARK – BOTHELL (AS AMENDED) RECORDED ON AUGUST 6, 1985, UNDER RECORDING NUMBER 8508061033 (THE “DECLARATION”);
SITUATE IN THE CITY OF BOTHELL, COUNTY OF KING, STATE OF WASHINGTON.

EXHIBIT C-6	Loan Agreement (KBS REIT I)

EXHIBIT C-7
LEGAL DESCRIPTION OF THE KBS RIVERTECH LAND
That certain real property located in the County of Middlesex, Massachusetts and more particularly described as follows:
PARCEL ONE:
The land in Billerica, Middlesex County, Massachusetts shown as Lot “D” on a plan entitled “Plan of Land in Billerica, Massachusetts owned by Imperial Development Corp.” dated September 17, 1964, by Dana F. Perkins & Sons, Inc., Civil Engineers & Surveyors, recorded with Middlesex North District Registry of Deeds in Plan Book 101, Plan 34, and bounded and described as follows:
SOUTHEASTERLY    by Concord Road, one hundred eighty-one and 30/100 (181.30) feet and by land now or formerly of Steams, one hundred sixty-five and 10/100 (165.10) feet;
SOUTHWESTERLY    by land now or formerly of Peter H. and Barbara A. Foley as shown on said plan, one hundred fifty-one and 80/100 (151.80) feet;
WESTERLY    by the same, one hundred thirteen and 89/100 (113.89) feet;
SOUTHERLY    by the same by two lines together measuring, two hundred seven and 97/100 (207.97) feet;
EASTERLY    by the same, three hundred fifty-eight and 23/100 (358.23) feet;
SOUTHERLY    by land now or formerly of Frances M. Steams, as shown on said plan by several lines together measuring, five hundred six and 15/100 (506.15) feet;
SOUTHWESTERLY    by Route 3 as shown on said plan five hundred fifty-nine and 88/100 (559.88) feet; NORTHWESTERLY    by the Concord River, one thousand five hundred (1,500) feet, more or less;
NORTHEASTERLY    by land now or formerly of Ethel J. Casey and Anna Jaquith by several lines together measuring six hundred sixty and 14/100 (660.14) feet;
SOUTHEASTERLY
NORTHEASTERLY    by the same, sixty-eight and 50/100 (68.50) feet; and again by the same by several lines together measuring, eight hundred forty-nine and 61/100 (849.61) feet.
Excepting and excluding from said Lot “D”” the land shown as Lot 2 on a plan entitled “Plan Showing the Common Boundary Line between C.R. Bard, Inc. and Cabot Corporation” dated August 1972, prepared by Emmons, Fleming & Bienvenu, Inc., recorded with said Registry in Plan Book 116, Plan 108.

EXHIBIT C-7	Loan Agreement (KBS REIT I)

PARCEL TWO:
The land in Billerica, Middlesex County, Massachusetts shown on a plan entitled “Plan of Land in Billerica, Mass,” dated December 11, 1964, by Dana F. Perkins & Sons Inc., Civil Engineers & Surveyors, recorded with said Registry in Plan Book 101, Plan 160B, and bounded and described as follows:
SOUTHEASTERLY     by Concord Road, one hundred fifty-one and 71/100 (151.71) feet; SOUTHWESTERLY    by land of Lucien E. & Katherine K. Perrault as shown on said plan, formerly of Peter
H. and Barbara A. Foley, fifty-one and 98/100 (51.98) feet; and
NORTHWESTERLY    by land of Imperial Development Corp. as shown on said plan, one hundred sixty-five and 10/100 (165.10) feet.

PARCEL THREE:
The land in Billerica, Middlesex County, Massachusetts shown as Lot 1 on a plan entitled “Plan Showing the Common Boundary Line between CR. Bard, Inc. and Cabot Corporation” dated August 1972, prepared by Emmons, Fleming & Bienvenu, Inc., recorded with said Registry in Plan Book 116, Plan 108.

EXHIBIT C-7	Loan Agreement (KBS REIT I)

EXHIBIT C-8
LEGAL DESCRIPTION OF THE KBS RIVERVIEW
BUSINESS CENTER I & II LAND
501 and 533 Mainstream Drive
Real property in the City of Nashville, County of Davidson, State of Tennessee, described as follows:
Being Lot No. 34, on the Plan of MetroCenter Section Two, as shown on plat of record in Book 5200, page 237, in the Register's Office for Davidson County, Tennessee ("the Plat"), to which plat reference is hereby made for a more complete description.
Being a portion of the same property conveyed to KBS Nashville Industrial Portfolio I, LLC, a Delaware limited liability company by Special Warranty Deed from FirstCal Industrial 2 Acquisition, LLC, a Delaware limited liability company, recorded in Instrument No. 20071120-0135820, in the Register's Office for Davidson County, Tennessee.
Being further conveyed to KBS Riverview Business Center I & II, LLC, a Delaware limited liability company by deed of record in Instrument No. 20120713-0061803, Register's Office of Davidson County, Tennessee.

EXHIBIT C-8

EXHIBIT C-9
LEGAL DESCRIPTION OF THE KBS ROYAL PARKWAY
CENTER I & II LAND
500-520 Royal Parkway and 2501-2515 Perimeter Place Drive:
The Land referred to herein below is situated in the County of Davidson, State of Tennessee, and is described as follows:
Land in Davidson County, Tennessee, being Lot 2 of the Greenbrier Business Park of record in Plat Book 6900, page 81, Register's Office for Davidson County, Tennessee, to which plat reference is hereby made for a more complete description.
Included in the above but excluded therefrom is that portion conveyed to Metropolitan Government of Nashville and Davidson County, Tennessee, by deed of record in Book 9637, page 947, Register's Office for Davidson County, Tennessee and described as follows:
Beginning at a point on the existing southerly right-of-way margin of Royal Parkway, said point being in the northwesterly corner of the aforementioned Joseph V. Russell & Associates property located along a curve left, from the Northeast property corner of the aforementioned property and the Northwest corner of the property held by Royal Park Investment, L.P., a chord bearing of N 08 deg. 25' 20" E, a chord length of
32.90 feet a radius of 50.00 feet, an arc length of 33.52 feet to the said point of beginning, thence from said point of beginning along the said existing right-of-way margin, a curve to the left, bearing N 33 deg. 07' 05" W, a radius of 50.00 feet, an included angle of 44 deg. 40' 02", and an arc length of 38.96 feet to a point, thence along a curve to the right, a chord bearing of N 46 deg. 29' 08" W, a radius of 980.64 feet, an included angle of 17 deg. 55' 59" and an arc length of 306.93 feet to a point, thence N 37 deg. 31' 08" W,
249.21 feet to a point, thence a curve to the left, bearing N 53 deg. 00' 41" W, a radius of 361.77 feet, an included angle of 30 deg. 59' 05", and an arc length of 195.64 feet to a point, thence a curve to the left bearing S 62 deg. 29' 55" W, a radius of 50.00 feet, an included angle of 97 deg. 59' 44", and an arc length of 85.52 feet to a point, thence an arc to the left bearing S 11 deg. 01' 27" W, a radius of 293.83 feet, an included angle of 4 deg. 26' 21", and an arc length of 22.77 feet to a point on the East right-of-way margin of Perimeter Place Drive, thence along the new Southerly right-of-way margin of Royal Parkway, a curve to the right, the chord bearing of which is N 61 deg. 39' 20" E, a radius of 50.00 feet, an included angle of 96 deg. 49' 24", and an arc length of 84.49 feet to a point, thence an arc to the right, the chord bearing of which is S 53 deg. 47' 36" E, a radius of 315.60 feet; an included angle of 32 deg. 16' 45", and an arc length of 177.80 feet to a point, thence S 37 deg. 39' 13" E, 240.20 feet to a point, thence an arc to the left, a chord bearing of S 46 deg. 38' 32" E, a radius of 997.43 feet, an included angle of 17 deg. 58' 38", and an arc length of 312.96 feet to a point, thence along a line S 55 deg. 37' 52" E, 47.41 feet to the point of beginning, containing 0.3595 acres, more or less.

EXHIBIT C-9	Loan Agreement (KBS REIT I)

Being a portion of the same property conveyed to KBS Nashville Industrial Portfolio I, LLC, a Delaware limited liability company by Special Warranty Deed from FirstCal Industrial 2 Acquisition, LLC, a Delaware limited liability company, recorded in Instrument No. 20071.120-0135820, in the Register's Office for Davidson County, Tennessee.    •
Being the same property conveyed to KBS Royal Parkway Center I & II, LLC by deed of record in Instrument No. 20120713-0061804, Register's Office for Davidson County, Tennessee.

EXHIBIT C-9	Loan Agreement (KBS REIT I)

EXHIBIT C-10
LEGAL DESCRIPTION OF THE KBS ROYAL RIDGE LAND
Legal Description of Parcel I :
ALL THAT TRACT or parcel of land lying and being in Land lot 857 of the 1st District, 2nd
Section, Fulton County, Georgia, and being more particularly described as follows:
COMMENCING from a flat iron found at the intersection of the land lot comers 856, 857, 907 and 908; from said point following said line of Land Lot 856 and 857 north 89 degrees 25 minutes 16 seconds west, 361.61 feet to a ½ inch rebar found, said point being the TRUE POINT OF BEGINNING; thence leaving said land lot line south 00 degrees 35 minutes I 0 seconds west, 699.30 feet to a ½ inch rebar found; said point being on the northern right of way of Great Oaks Way (having a variable right of way); thence following said right of way along a curve to the left, an arc distance of 245.48 feet, said curve having a radius of 1,072.35 feel and being subtended by a chord of 244.95 feet, at south 62 degrees 37 minutes 00 seconds west, to a point; thence along a curve to the right, an arc distance of 342.23 feet, said curve having a radius of 781.77 feet and being subtended by a chord of 339.50 feet, at south 74 degrees 22 minutes 35 seconds west, to a point; thence south 86 degrees 55 minutes 11 seconds west, 27.53 feet to a point; thence south 86 degrees 41 minutes 14 seconds west, 114.71 feel to a point; thence along a curve to the left, an arc distance of 118.42 feet, said curve having a radius of 406.97 feet and being subtended by a chord of 118.00 feet, at south 78 degrees 51 minutes 00 seconds west, to a ½ inch rebar set; thence leaving said right of way north 13 degrees 30 minutes 45 seconds east, 966.98 feet to a ½ inch rebar found; said point being on land lot line 856 and 857; thence following said land lot line south 89 degrees 25 minutes 03 seconds east, 583.48 feet to a ½ inch rebar found, said point being the TRUE POINT OF BEGINNING.
Said property contains 13.373 acres, per ALTA/ACSM Survey made by Frontline Surveying & Mapping, Inc., certified by Thomas Edward Peay, Jr., Ga. R.L.S. No. 2402, dated December 16, 2002, last revised June 6, 2007. Legal Description of Parce1 2:
Non-exclusive easement for storm and surface water drainage for the benefit of Parcel I created in that certain Lake Drainage Easement Agreement by Royal 400 Land Company I, LLC and Royal 400 Land Company II, LLC for the benefit of CK Royal 400, LLC, dated and filed September 6, 2000, recorded i n Deed Book 29447, page 320, Fulton County Records, as modified by that certain Partial Assignment of Easement Rights by Royal 400 Land Company I, LLC and Royal 400 Land Company II, LLC for the benefit of CK Royal 400, LLC, dated and filed September 6, 2000, recorded in Deed Book 29447, page 326, aforesaid records.

EXHIBIT C-10	Loan Agreement (KBS REIT I)

EXHIBIT C-11
LEGAL DESCRIPTION OF THE KBS SABAL VI LAND
That certain real property located in the County of Hillsborough, Florida and more particularly described as follows:
PARCEL 1:
The Easterly 271.63 feet of Lot 3, Block 6, Sabal Industrial Park, Phase 7, according to the plat thereof on file in the Office of the Clerk of the Circuit Court in and for Hillsborough County, Florida, recorded in Plat Book 59, page 25; said lands situate, lying and being in Hillsborough County, Florida; and described as follows:
Begin at the Northeast corner of said Lot 3; thence along the East boundary of said Lot 3, South 00°24'18" West, a distance of 400.00 feet to the South boundary of said Lot 3; thence along said South boundary, North 89°35'42" West, a distance of 271.63 feet; thence departing said South boundary, North 00°24'18" East, a distance of 400.00 feet to the North boundary of said Lot 3; thence along said North boundary, South 89°35'42" East, a distance of 271.63 feet to the Point of Beginning.
Parcel 2:
Lot 2, Block 6, Sabal Industrial Park, Phase 7, according to the plat thereof recorded in Plat Book 59, Page 25, of the public records of Hillsborough County, Florida, lying within Section 7, Township 29 South, Range 20 East, and being further described as follows:
Begin at the Northwest corner of said Lot 2, Block 6; thence along the North boundary of Lot 2, the following four (4) courses: (1) South 89°35'42" East, a distance of 172.33 feet to a point of curve to the left; (2) Easterly 157.08 feet along the arc of said curve, having a radius of 400.00 feet, a central angle of 22°30'00" and a chord bearing and distance of North 79°09'18" East, 156.07 feet; (3) North 67°54'18" East, a distance of 305.00 feet to a point of curve to the right; (4) Easterly 117.81 feet along the arc of said curve, having a radius of 300.00 feet, a central angle of 22°30'00" and a chord bearing and distance of North 79°09'18" East, 117.05 feet to the Northeast corner of Lot 2, Block 6 of said plat; thence South 00°24'18" West, along the East boundary line of Lot 2, a distance of 570.00 feet to the South line of Lot 2; thence along the South line of Lot 2, North 89°35'42" West, a distance of 722.00 feet to the West line of Lot 2; thence along said West line, North 00°24'18" East, a distance of 400.00 feet to the Point of Beginning.
Also described as:
Lot 2, Block 6, Sabal Industrial Park, Phase 7, according to the plat thereof on file in the Office of the Clerk of the Circuit Court in and for Hillsborough County, Florida recorded in Plat Book 59, Page 25; said lands situate, lying and being in Hillsborough County, Florida.
Parcel 3:
Easement for the benefit of Parcel 2 created in that certain Declaration and Grant of Reciprocal Access and Parking Easements recorded in Official Records Book 7198, Page 1344, as amended under First Amendment to Declaration and Grant of Reciprocal Access

EXHIBIT C-11	Loan Agreement (KBS REIT I)

and Parking Easements recorded in Official Records Book 17357, Page 546, of the Public Records of Hillsborough County, Florida.

EXHIBIT C-11	Loan Agreement (KBS REIT I)

EXHIBIT C-12
LEGAL DESCRIPTION OF THE KBS UNIVERSITY PARK LAND
That certain real property located in the County of Sacramento, State of California and more particularly described as follows:
City of Sacramento
Parcel One
Lot 140, as shown on the Plat of University Park recorded September 18, 1980, in Book 141, of Maps, Map No. 37, Sacramento County Records
Parcel Two
A non-exclusive easement for ingress and egress as described in and created by that certain first Restated Declaration of Covenants and Restrictions of “University Park Homes” for the purpose of bikeways and bike paths recorded in Book 901009, Page 1614 of Official Records Sacramento County, California.
Parcel Three
A non-exclusive easement for ingress and egress as described in and created by that certain Grant of Easement for sidewalks and bicycle paths dated as of November 20, 1987 and recorded on December 4, 1987, in Book 871204, Page 171, in the Official Records of Sacramento County, California.
APN: 295-0010-032-0000

EXHIBIT C-12	Loan Agreement (KBS REIT I)

EXHIBIT C-13
LEGAL DESCRIPTION OF THE KBS WOODFIELD PRESERVE LAND
That certain real property located in Cook County, Illinois, commonly known as 10 and 20 Martingale Road, Schaumburg, Illinois and more particularly described as follows:
PARCEL 1:
LOTS 1, 2 AND 4 IN WOODFIELD PRESERVE SUBDIVISION ACCORDING TO THE PLAT RECORDED JANUARY 20, 1999 AS DOCUMENT NO. 99060953, BEING A RESUBDIVISION OF LOT 9 IN LINCOLN MEADOWS SUBDIVISION, BEING A SUBDIVISION OF PART OF SECTION 24, TOWNSHIP
41 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT RECORDED JANUARY 6, 1989 AS DOCUMENT NO. 89007940, ALL IN COOK COUNTY, ILLINOIS.

PARCEL 2:
A NON-EXCLUSIVE 20-FOOT STORM SEWER EASEMENT FOR THE BENEFIT PARCEL OF 1, AS CREATED BY THE LINCOLN MEADOWS DECLARATION OF PROTECTIVE COVENANTS, RESTRICTIONS AND EASEMENTS FOR STORM WATER DRAINAGE AND STORAGE DATED APRIL 20, 1988 AND RECORDED APRIL 22, 1988 AS DOCUMENT NO. 88168527 MADE BY LINCOLN MEADOWS ASSOCIATES, AN ILLINOIS GENERAL PARTNERSHIP; FREDRICKSON REAL ESTATE IMPROVEMENT COMPANY, AN ILLINOIS CORPORATION; AND HARRIS BANK OF HINSDALE, AS TRUSTEE UNDER TRUST AGREEMENT DATED FEBRUARY 3, 1987 AND KNOWN AS TRUST NUMBER L-1503; AND HARRIS BANK OF HINSDALE, AS TRUSTEE UNDER TRUST NUMBER L-1686, FOR THE FOLLOWING PURPOSES:
TO CONSTRUCT, INSTALL, IMPROVE AND MAINTAIN SAID AREA WITH PIPELINES, CULVERTS, CATCH BASINS, MANHOLES AND APPURTENANCES THERETO FOR ACCEPTANCE AND CONVEYANCE OF STORM WATER RUNOFF FROM TRIBUTARY PORTIONS OF THE PROPERTY IDENTIFIED ON THE PLAN AS PARCEL D, OVER THE LAND LYING WEST OF AND ADJOINING PARCEL 1.

07-24-401-003-0000
07-24-401-004-0000
07-24-401-006-0000

EXHIBIT C-13	Loan Agreement (KBS REIT I)

EXHIBIT D
PERMITTED ENCUMBRANCES
As set forth in Agent's letter of title instructions to the Title Company setting forth Agent's requirements for the Title Policy for each Deed of Trust encumbering a Property. In no event shall any deeds of trust, mortgages or other liens securing indebtedness or monetary obligations (other than the Deeds of Trust in favor of Agent for the benefit of Lenders) be "Permitted Encumbrances."

EXHIBIT D	Loan Agreement (KBS REIT I)

EXHIBIT E
MINIMUM RELEASE PRICES

Property Name	Property Location	Property Value	Allocable Par Loan Amount	Release Percentage	Minimum Release Price
825 Plaza	Norwood, MA	$23,280,000	$13,500,000	105%	$14,175,000
ADP Plaza	Portland, OR	$25,100,000	$14,600,000	105%	$15,330,000
City Gate Plaza	Sacramento, CA	$11,000,000	$6,400,000	100%	$6,400,000
Cumberland	Nashville, TN	$11,900,000	$6,900,000	100%	$6,900,000
Great Oaks	Alpharetta, GA	$16,900,000	$9,800,000	100%	$9,800,000
Meridian Tower	Tulsa, OK	$22,800,000	$13,300,000	110%	$14,630,000
North Creal Parkway	Bothell, WA	$28,200,000	$16,400,000	105%	$17,220,000
Rivertech	Billerica, MA	$39,000,000	$22,700,000	105%	$28,835,000
Riverview I and II	Nashville, TN	$10,800,000	$6,300,000	100%	$6,300,000
Royal Parkway I and II	Nashville, TN	$1,200,000	$7,100,000	100%	$7,100,000
Royal Ridge Building	Alpharetta, GA	$25,000,000	$14,500,000	105%	$15,225,000
Sabal VI	Tampa, FL	$13,000,000	$7,600,000	100%	$7,600,000
Tysons Dulles	McLean, VA	$97,800,000	$56,900,000	110%	$62,590,000
University Park	Sacramento, CA	$1,500,000	$9,000,000	100%	$9,000,000
Woodfield Preserve	Schaumsburg, IL	$77,400,000	$45,000,000	110%	$49,500,000

EXHIBIT E	Loan Agreement (KBS REIT I)

EXHIBIT F
TITLE INSURANCE REQUIREMENTS
For each Deed of Trust, an ALTA form extended coverage lender's policy of title insurance] [a title insurance policy in the form of an American Land Title Association Extended Coverage Loan Policy 1970, amended 10/17/70 (without further modification, revision or amendment) with ALTA Endorsement Form 1 Coverage, with such endorsements as Agent requires in its sole discretion (including but not limited to variable rate, survey, creditors' rights (if applicable), comprehensive coverage, access, zoning (with parking), subdivision, usury, separate tax lot, contiguity, first-loss and tie-in endorsements as available), insuring that such Deed of Trust is a valid, first priority lien on the Property encumbered thereby, and in an insured amount as reasonably required by Agent. Each Title Policy must not contain any exceptions or exclusions other than Permitted Encumbrances or as may be approved by Agent in writing. Each Title Policy must contain such reinsurance agreements and direct access agreements as Agent may require. During the term of the Loan, Agent may require other endorsements to the Title Policies, as specified in the Loan Agreement.

EXHIBIT F	Loan Agreement (REIT I)

EXHIBIT G
Insurance Requirements
I.    PROPERTY INSURANCE
An ORIGINAL (or certified copy) All-Risk Hazard Insurance Policy or Acord 28 Certificate of Insurance naming the borrowing entity as an insured, reflecting coverage of 100% of the replacement cost, and written by a carrier approved by Lender with a current A.M. Best's Insurance Guide Rating of at least A-IX (which is authorized to do business in the state in which the property is located) that affirmatively includes the following:

1.
Mortgage Clause naming Agent as Mortgagee ISAA ATIMA with a 30-day notice to Agent in the event of cancellation, non-renewal or material change or the Lenders Loss Payable Endorsement specified in 2 below.

Address for Agent is as follows:
U.S. Bank National Association, ISAA ATIMA
Commercial Real Estate
4100 Newport Place, Suite 900
Newport Beach, CA 92660
Attention: Loan Administration

2.	Lender's Loss Payable Endorsement (ISO 1218 or similar) with a 30-day notice to Lender in the event of cancellation, non-renewal or material change.

3.	Replacement Cost Endorsement.

4.	No Exclusion for Acts of Terrorism (United States Certified Acts of Terrorism coverage – TERRORISM RISK INSURANCE PROGRAM REAUTHORIZATION ACT OF 2007).

5.	No Coinsurance Clause.

6.	Boiler and Machinery Coverage (aka Electrical and Mechanical Breakdown).

7.	Sprinkler Leakage Coverage.

8.	Vandalism and Malicious Mischief Coverage.

9.	Flood Insurance will be required for all Properties that Agent determines are, at any time, in a Special Flood Hazard Area.

EXHIBIT G – Page 1	Loan Agreement (KBS REIT I)

10.	Loss of Rents Insurance in an amount of not less than 100% of one year's Rental Value of the Property. "Rental Value" shall include:
(a)    The total projected gross rental income from tenant occupancy of the Property as determined by Agent.
(b)    The amount of all charges which are the legal obligation of tenants and which would otherwise be the obligation of Borrower; and
(c)    The fair rental value of any portion of the Property which is occupied by Borrower.

11.	One year's business interruption insurance in an amount acceptable to Lender.

12.	Coastal & Other Wind Coverage.

13.	Extra Expense Coverage.

14.	Borrower's coverage is primary and non-contributory with any insurance or self-insurance carried by U.S. Bank National Association (or any other Lender)

15.	Demolition and Increased Cost of Construction.
II.    LIABILITY INSURANCE
BORROWER: An Acord 25 Certificate of Liability Insurance naming the borrowing entity as an insured, providing coverage on an "occurrence" rather than a "claims made" basis and written by a carrier approved by the Lender, with a current A.M. Best's Insurance Guide Rating of at least A- IX ~~(~~which is authorized to do business in the state in which the property is located) that affirmatively includes the following:

1.
Combined general liability policy limit of at least $5,000,000.00 each occurrence and aggregate applying liability for Bodily Injury, Personal Injury, Property Damage, Contractual, Products and Completed Operations which combined limit may be satisfied by the limit afforded under the Commercial General Liability Policy, or by such Policy in combination with the limits afforded by an Umbrella or Excess Liability Policy (or policies); provided, the coverage afforded under any such Umbrella or Excess Liability Policy is at least as broad in all material respects as that afforded by the underlying Commercial General Liability Policy. Such policies must contain a Separations of Insureds / Severability of Interest clause.

2.	No Exclusion for Acts of Terrorism (United States Certified Acts of Terrorism coverage – TERRORISM RISK INSURANCE PROGRAM REAUTHORIZATION ACT OF 2007).

EXHIBIT G – Page 2	Loan Agreement (KBS REIT I)

3.	Aggregate limit to apply per location.

4.	Borrower's coverage is primary and non-contributory with any insurance or self-insurance carried by U.S. Bank National Association.

5.
Additional Insured Endorsement naming U.S. Bank National Association as an additional insured with a 30-day notice to Lender in the event of cancellation, non-renewal or material change. A Severability of Interests provision should be included.

Address for Agent is as follows:
U.S. Bank National Association, ISAA ATIMA
Commercial Real Estate
4100 Newport Place, Suite 900
Newport Beach, CA 92660
Attention: Loan Administration
III.    GENERAL REQUIREMENTS

1.
All policies of insurance required herein must contain an endorsement or agreement by the insurer that any loss will be payable in accordance with the terms of such policy notwithstanding any act or negligence of Borrower or any party holding under Borrower which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of setoff, counterclaim or deductions against Borrower.

2.
If Agent consents, Borrower may provide any of the required insurance through blanket policies carried by Borrower and covering more than one location, or by policies procured by a party holding under Borrower; provided, however, all such policies must be in form and substance and issued by companies reasonably satisfactory to Agent.

IV.    OTHER COVERAGES
At Agent's request, Borrower shall procure and maintain such other insurance, or such additional amounts of insurance, covering Borrower and/or the Property, as Agent shall from time to time require, in the exercise of its reasonable business judgment in light of the commercial real estate practice existing at the time the insurance is issued and in the place where the Property is located, provided such insurance is available at commercially reasonable rates. In addition, the above insurance requirements are subject to change or the imposition of additional coverages if required by applicable laws, regulations or policies applicable to Agent or Lenders or the Property.

EXHIBIT G – Page 3	Loan Agreement (KBS REIT I)

EXHIBIT H
NOTICES AND WIRE INSTRUCTIONS

U.S. Bank National Association Commercial Real Estate 4100 Newport Place, Suite 900 Newport Beach, CA 92660 Attention: Loan Administration U.S. Bank National Association	Young Hahn Deal Administrator 1420 Fifth Ave., 9th Floor Seattle, WA 98111 (206) 344-5055 (877) 653-3117 (206) 587-7022
ABA Number Account Name Account Number Reference	800 Nicollet Mall, Minneapolis, MN 55402 091000022 c/o Syndication Services 0006854-2160600 KBS REIT Properties
Bank of America Jennifer L. Fondry Assistant Vice President 5 Park Plaza, 5th Floor Irvine, CA 92614 Jennifer.l.fondry@baml.com (949) 794-7127 (949) 794-7422	Rita Ramos Assistant Vice President 5 Park Plaza, 5th Floor Irvine, CA 92614 Rita.ramos@baml.com (949) 794-7143 (949) 794-7422
Bank of America Real Estate Administration Services #1503 1000 W. Temple Street, Los Angeles, CA 90012 0260-0959-3 LA LASR 1366211723001

EXHIBIT H	Loan Agreement (KBS REIT I)

EXHIBIT I
COMMITMENTS AND COMMITMENT PERCENTAGES OF LENDERS

Lender	Total Commitment	Commitment Percentage
U.S. Bank National Association	$125,000,000	50%
Bank of America, N.A.	$125,000,000	50%

EXHIBIT I	Loan Agreement (KBS REIT I)

EXHIBIT J
FORM OF DRAW REQUEST
(See Attached)

EXHIBIT J – Page 1	Loan Agreement (KBS REIT I)

Draw Request
Borrower hereby requests an advance of Loan proceeds in the amount of $________, which request is supported by the attached (which includes information required by Agent regarding Availability Amount calculations).
Borrower hereby certifies as follows (all terms herein having the meanings set forth in the Loan Agreement (the "Loan Agreement") dated as of ______, 2013, between Borrower and U.S. Bank National Association, as "Agent" and the Lenders from time to time a party thereto ("Lenders"):
1.    At the date hereof, to the knowledge of Borrower, no suit or proceeding at law or in equity, and, to the knowledge of Borrower, no investigation or proceeding of any governmental body, has been instituted or is threatened, which in either case would substantially, negatively affect the condition or business operations of any Borrower or any Property, except the following:
__________________________________________________________________________________________________________________________________________________________________________________________________________________
2.    At the date hereof, to the knowledge of Borrower, no default or Event of Default under the Loan Agreement or under any of the other Loan Documents has occurred and is continuing, and, to the knowledge of Borrower, no event has occurred which, upon the service of notice and/or the lapse of time, would constitute an Event of Default thereunder, except the following:
__________________________________________________________________________________________________________________________________________________________________________________________________________________
3.    Guarantor is in compliance with all required financial covenants under the Loan Documents.
4.    All bills for labor, materials, equipment, work, services and supplies furnished in connection with any Property, which could give rise to a mechanic's lien if unpaid, have been paid or will be paid before they become delinquent.
5.    Immediately following the disbursement of the requested funds, the outstanding principal amount of the Loan will not exceed the Availability Amount (and the calculation of that Availability Amount is attached as Schedule 1).
6.    Borrower authorizes and requests Agent and Lenders to charge the total amount of this Draw Request against Borrower's Loan account and to advance from the proceeds of the Loan the funds hereby requested. The advance made pursuant to this Draw Request is acknowledged to be an accommodation to Borrower and is not a waiver by Agent or Lenders of any defaults or events of default under the Loan Documents or any other claims of Agent or Lenders against Borrower or Guarantor(s).
The advances and disbursements on the attached sheets are hereby approved and authorized.

EXHIBIT J – Page 2	Loan Agreement (KBS REIT I)

BORROWER:
KBS UNIVERSITY PARK, LLC,
a Delaware limited liability company
KBS ADP PLAZA, LLC,
a Delaware limited liability company
KBS CITY GATE PLAZA, LLC,
a Delaware limited liability company
KBS GREAT OAKS, LLC,
a Delaware limited liability company
KBS MERIDIAN TOWER, LLC,
a Delaware limited liability company
KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC,
a Delaware limited liability company
KBS NORTH CREEK, LLC,
a Delaware limited liability company
KBS RIVERTECH, LLC,
a Delaware limited liability company
KBS RIVERVIEW BUSINESS CENTER I & II, LLC,
a Delaware limited liability company
KBS ROYAL PARKWAY CENTER I & II, LLC,
a Delaware limited liability company
KBS ROYAL RIDGE, LLC,
a Delaware limited liability company
KBS SABAL VI, LLC,
a Delaware limited liability company
KBS WOODFIELD PRESERVE, LLC,
a Delaware limited liability company
In each case for the above entities:

By:	KBS Capital Advisors, LLC
Its authorized agent

By:	____________________
Name: ______________
Title: _______________

EXHIBIT J – Page 3	Loan Agreement (KBS REIT I)

Schedule 1 to Draw Request
(Calculation of Availability Amount)

EXHIBIT J – Page 4	Loan Agreement (KBS REIT I)

EXHIBIT K
BORROWER EIN NUMBERS

Borrowers	U.S. EIN
KBS ADP PLAZA, LLC	26-0607144
KBS CITY GATE PLAZA, LLC	26-3575918
KBS GREAT OAKS, LLC	26-2776218
KBS MERIDIAN TOWER, LLC	26-3076557
KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC	26-0852596
KBS NORTH CREEK, LLC	26-3223359
KBS RIVERTECH, LLC	26-1425250
KBS RIVERVIEW BUSINESS CENTER I & II, LLC	80-0826091
KBS ROYAL PARKWAY CENTER I & II, LLC	90-0859329
KBS ROYAL RIDGE, LLC	26-0284091
KBS SABAL VI, LLC	20-8206717
KBS UNIVERSITY PARK, LLC	26-3010343
KBS WOODFIELD PRESERVE, LLC	26-1100522

EXHIBIT K	Loan Agreement (KBS REIT I)

EXHIBIT L
FORM OF JOINDER AGREEMENT

EXHIBIT L	Loan Agreement (KBS REIT I)

ASSUMPTION AND JOINGER AGREEMENT
This ASSUMPTION AND JOINDER AGREEMENT, dated as of _________, 20__ (this "Joinder Agreement"), is made by _______________________, a _______________ (the "Additional Borrower"), each of the other Borrowers party to the Loan Agreement referred to below, and US. Bank National Association, a national banking association, as administrative agent for the Lenders part to the Loan Agreement referred to below ("Agent") and the Lenders described below.
RECITALS
A.    Reference is made to that certain Loan Agreement dated as of December 13, 2013 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the "Loan Agreement"), among KBS ADP PLAZA, LLC, a Delaware limited liability company, KBS CITY GATE PLAZA, LLC, a Delaware limited liability company, KBS GREAT OAKS, LLC, a Delaware limited liability company, KBS MERIDIAN TOWER, LLC, a Delaware limited liability company, KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC, a Delaware limited liability company, KBS NORTH CREEK, LLC, a Delaware limited liability company, KBS RIVERTECH, LLC, a Delaware limited liability company, KBS RIVERVIEW BUSINESS CENTER I & II, LLC, a Delaware limited liability company, KBS ROYAL PARKWAY CENTER I & II, LLC, a Delaware limited liability company, KBS ROYAL RIDGE, LLC, a Delaware limited liability company, KBS SABAL VI, LLC, a Delaware limited liability company, KBS UNIVERSITY PARK, LLC, a Delaware limited liability company, and KBS WOODFIELD PRESERVE, LLC, a Delaware limited liability company and each other New Borrower that has become a Borrower under the Loan Agreement (each, an "Existing Borrower" and, collectively, "Existing Borrowers"), each lender from time to time a party hereto (individually, a "Lender" and collectively, the "Lenders"), and Agent. Any capitalized term used and not defined in this Joinder Agreement shall have the meaning given to such term in the Loan Agreement. This Joinder Agreement is a "Joinder Agreement" described in the Loan Agreement.
B.    The Additional Borrower is a New Borrower which is owned, directly or indirectly, by Guarantor.
C.    Pursuant to Section 7.21 of the Loan Agreement, Existing Borrowers and the Additional Borrower have requested that certain real property owned by the Additional Borrower (the "Additional Property") more particularly described on Exhibit A attached hereto be included in the Borrowing Base Value and Borrowing Base Amount as an Additional Property. The legal description of the Additional Property attached as Exhibit A hereto is hereby added to Exhibit C of the Loan Agreement. The Additional Property Improvements (the "KBS [Property Name] Improvements") are described in Exhibit B attached hereto and incorporated herein, and are by this reference added to Exhibit B of the Loan Agreement. Loan proceeds in the amount of $____________ are being disbursed from the [______________ Holdback] in connection with adding the Additional Property as collateral for the Loan. The U.S. EIN of Additional Borrower is [________________].

D.    The Committed Amount of the Loan is currently $250,000,000.00 (as amended, the "Loan") as evidenced, in part, by the Loan Agreement and the "Notes" as defined and described in the Loan Agreement. Upon the effective date of this Joinder Agreement (and prior to the disbursement of any portion of the Committed Amount in connection with adding the Additional Property as collateral for the Loan), the outstanding principal balance ofthe Loan is $[_______________.00].
E.    As one of the conditions to the admission of the Additional Property as an Approved Property, the parties hereto are executing this Joinder Agreement.
NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, covenants, and conditions of this Joinder Agreement, the receipt of which and sufficiency of which are hereby acknowledged, the Additional Borrower, Existing Borrowers, Agent and Lenders agree as follows:
1.    Joinder as Borrower; Additional Property as a Property. The Additional Borrower assumes and agrees to be bound by all of the terms, obligations, covenants, representations, warranties and conditions of the Loan Agreement, the Notes, the Fee Letter, the Environmental Indemnity, jointly and severally with the other Persons comprising the Borrowers, and assumes and agrees to be bound thereby, and shall be deemed to be a party thereto, as a Borrower and Indemnitor (as defined in the Environmental Indemnity), as if the Additional Borrower had originally executed the Loan Agreement, the Notes, the Fee Letter and the Environmental Indemnity. The Additional Borrower hereby agrees (i) that the Additional Property shall constitute a Property for all purposes under the Loan Agreement, Environmental Indemnity and the other Loan Documents and (ii) to execute and deliver such additional documents as Agent may reasonably require, including a Deed of Trust.
2.    Consent And Acceptance. Existing Borrowers, Agent, Lenders and Guarantors (by their signatures to the consent attached hereto) hereby consent to the assumption of the Loan Agreement, the Notes, the Fee Letter, and the Environmental Indemnity and the Obligations by the Additional Borrower and agree and acknowledge that after the date of this Joinder Agreement, (i) the Additional Borrower shall be a "Borrower" and (ii) the Additional Property shall be a "Property," for all purposes of the Loan Agreement, the Notes, the Fee Letter and the Environmental Indemnity and each of the other Loan Documents, including for purposes of the indemnity provided to Agent and Lenders by each of the Borrowers (including Additional Borrower upon execution of this Joinder Agreement) under the Environmental Indemnity.
3.    Ownership of Additional Borrower. The Additional Borrower and each other Borrower represent and warrant to Lenders and Agent that the Additional Borrower is wholly-owned, directly or indirectly, by Properties REIT.
4.    Legal Status; Organizational Documents. The Additional Borrower represents and warrants to Agent and each Lender that (i) true, correct and accurate copies of all of the organizational documents of the Additional Borrower have been delivered to Agent and (ii) Additional Borrower is a [limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware] and is duly registered and qualified to transact business in, and is in good standing under the laws of, the state in which the Additional Property it owns is located, and has all power, authority, permits, consents, authorizations and licenses necessary to carry on its business, to construct, equip, own and operate such Additional Property and to execute, deliver and perform this Agreement and the other Loan Documents; all consents of the members of Additional Borrower necessary to authorize the execution, delivery and performance of this Joinder Agreement and of the other Loan Documents which have been or are to be executed by and on behalf of Additional Borrower have been duly obtained and are in full force and effect; this Joinder Agreement and such other Loan Documents have been duly authorized, executed and delivered by and on behalf of Additional Borrower so as to constitute this Joinder Agreement and such other Loan Documents the valid and binding obligations of Additional Borrower, enforceable in accordance with their terms; and Additional Borrower has complied with all applicable assumed and/or fictitious name requirements of the state in which it is organized and of the state in which the Additional Property it owns is located, if different.
5.    No Default; Compliance with Loan Agreement. The Additional Borrower and each other Borrower covenant, represent and warrant to Agent and each Lender that:
(a)    Additional Borrower owns fee title to the Additional Property, does not own any other property other than the Additional Property, and has satisfied the other requirements set forth in Section 7.21(b) of the Loan Agreement.
(b)    To the best of Additional Borrower's knowledge, the Additional Property is free from all Hazardous Substances except as disclosed in that certain Phase I Environmental Site Assessment prepared by [ENVIRON International Corporation dated as of ___________ (Project No. ______________)], in the form disclosed to Agent as the date of the recordation of a Deed of Trust against the Additional Property.
(c)    The Additional Property and all related personal property is free and clear of all liens, charges and encumbrances other than Permitted Encumbrances 9as define dint he Loan Agreement) or except as otherwise agreed by Agent in writing. For purposes of clarification, the Deed of Trust to be recorded against the Additional Property shall be a "Deed of Trust" as defined in the Loan Agreement and the title policy insuring Agent's and the Lender's lien under such Deed of Trust shall be a "Title Policy" as defined in the Loan Agreement. Exhibit D to the Loan Agreement is hereby deemed to include reference to such Title Policy and Deed of Trust.
(d)    Except as otherwise disclosed to Agent in writing, each of the representations and warranties made by Borrowers pursuant to the Loan Agreement, including, without limitation, those set forth in Article IV therein, are true and correct in all material respects with regard to the Additional Borrower.
(e)    No Event of Default, or event which, with notice or lapse of time or both, could become an Event of Default, has occurred and is continuing under any Loan Document.
(f)    Additional Borrower has been afforded the opportunity to carefully read this Agreement, the Loan Agreement, the Notes, the Fee Letter and the Environmental Indemnity (as such documents have been amended), and to review such document with an attorney of Additional Borrower's choice before signing this Agreement. Additional Borrower acknowledges having read and understood the meaning and effect of this Agreement, the Loan Agreement, the Notes, the Fee Letter, and the Environmental Indemnity before signing this Agreement and understands it shall thereafter be bounded by the Loan Documents and liable for all Obligations owning by Borrowers under the Loan Document.
6.    Counterparts; Joint Borrower Provisions. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument. Section 7.19 of the Loan Agreement (the joint borrower provisions) is by this reference hereby incorporated herein in its entirety.
7.    Governing Law. The validity, enforcement, and interpretation of this Joinder Agreement, shall for all purposes be governed by and construed in accordance with the laws of the State of California and applicable United States federal law, and is intended to be performed in accordance with, and only tot he extent permitted by, such laws. To the maximum extent permitted by applicable law, Additional Borrower hereby waives and right to a trial by jury in any action relating to the Loan and/or the Loan Documents.
8.    Limited Recourse Provision. Section 7.25 of the Loan Agreement (the limited recourse provisions) is by this reference hereby incorporated herein in its entirety and [KBS REIT ACQUISITION _______________, LLC] shall be deemed to be specifically referenced entity therein.
[SIGNATURES PAGES FOLLOW]

IN WITNESS WHEREOF, this Joinder Agreement is executed as of the date first above written.
ADDITIONAL BORROWER
[______________________,
a ______________________________]

By:	KBS REIT ACQUISITION [______________], LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMIED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

EXISTING BORROWER
KBS UNIVERSITY PARK, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXVII, LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMIED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS ADP PLAZA, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXV, LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMIED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS CITY GATE PLAZA, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXX, LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMIED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS GREAT OAKS, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXV, LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMIED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS MERIDIAN TOWER, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXVIII, LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMIED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS NASHIVILLE INDUSTRIAL PORTFOLIO I, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXVIII, LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMIED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS NORTH CREEK, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXIX, LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMIED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS RIVERTECH, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXXI, LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMIED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS RIVERVIEW BUSINESS CENTER I & II, LLC,
a Delaware limited liability company

By:	KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT ACQUISITION XXVIII, LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMIED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:	________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS ROYAL PARKWAY CENTER I & II, LLC,
a Delaware limited liability company

By:	KBS NASHVILLE INDUSTRIAL PORTFOLIO I, LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT ACQUISITION XXVIII, LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMIED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:	________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS ROYAL RIDGE, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XVII, LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMIED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS SABAL VI, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION X, LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMIED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

By:	________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

KBS WOODFIELD PRESERVE, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXX, LLC,
a Delaware limited liability company.
its sole member

By:	KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMIED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

AGENT:
US BANK NATIONAL ASSOCIATION,
a national banking association, as Agent

By:	____________________________

Name:	______________________

Title:	______________________

LENDER(S):
US BANK NATIONAL ASSOCIATION,
a national banking association

By:	____________________________

Name:	______________________

Title:	______________________

BANK OF AMERICA , N.A.,
a national banking association

By:	____________________________

Name:	______________________

Title:	______________________

CONSENT OF GUARANTOR:

KBS REIT Properties, LLC, a Delaware limited liability company [and KBS Real Estate Investment Trust, Inc., a Maryland corporation] ([collectively], "Guarantor"), [each] hereby (i) consents to the terms, conditions and provisions of the foregoing Joinder Agreement and the transactions contemplated by such Joinder Agreement, including, without limitation, the admission of the Additional Borrower as a Borrower under the Loan Agreement and the other Loan Documents, and the assumption of the Obligations by the Additional Borrower, and (ii) reaffirms the full force and effectiveness of that certain Repayment Guaranty dated as of [December 13, 2013], executed by [each] Guarantor in favor of Agent, as it has been amended.
KBS REIT PROPERTIES, LLC,
a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
general partner

By:	________________________________
Charles J. Schreiber, Jr.
Chief Executive Officer

[KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation]

By:	________________________
Charles J. Schreiber, Jr.,
Chief Executive Officer

EXHIBIT A
Legal Description of Additional Property ([Property Name])

That certain real property located in the City of ______________, County of _________, State of ________________ and more particularly described as follows:
[CONFIRM]

A-1

EXHIBIT B
Description of KBS [Name of Property] Improvements
The KBS [Name of Property] Improvements include an [____ story office building] containing approximately [____________] rentable square feet.

B-1